BlackRock
International Diversification Fund
Investor Shares

Prospectus
September 24, 2008

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

How to Find the	About BlackRock Funds	3
Information You Need	International Diversification Fund	4
	Risks of Underlying Funds and Direct Investments	9

Information About the	Description of Underlying Funds	17
Underlying Funds

About Your Investment	How to Buy/Sell Shares	19
	Dividends/Distributions/Taxes	28
	Services for Shareholders	29

How to Find the Information You Need

About BlackRock Funds

This is the BlackRock International Diversification Fund (the Portfolio) Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Fund). The Fund’s investment adviser is BlackRock Advisors, LLC (BlackRock).

The Prospectus is organized so that the Portfolio has its own short section with important Portfolio facts. Also included are sections that describe the underlying funds the Portfolio may invest in, buying and selling shares, certain fees and expenses, shareholder features of the Portfolio and your rights as a shareholder.

If you have questions after reading the Prospectus, ask your registered representative for assistance. Your registered representative has been trained to help you decide which investments are right for you.

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BlackRock International Diversification Fund

Investment Goal

The Portfolio’s investment goal is to seek long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, under normal market conditions, the Portfolio will invest substantially all of its assets in BlackRock international equity mutual funds, called the “underlying funds” and may, on an opportunistic basis, invest up to 15% of its assets in exchange traded funds (ETFs). See “Information About the Underlying Funds — Description of Underlying Funds.”

The underlying funds are selected primarily to achieve the target equity style and geographic weighting allocations set by the management team on an ongoing basis. Factors such as fund classification, historical risk and performance, and the relationship to other underlying funds are considered in the selection process. In selecting underlying funds, the management team evaluates sectors of the international equity market including, but not limited to, securities of large, mid and small cap companies in both developed and emerging markets. The management team may shift the Portfolio’s assets among these various sectors based upon changing market conditions. While the weightings of the underlying funds may change based on the management team’s view of market conditions, the selection of the underlying funds is generally made with an attempt to achieve underlying holdings that represent a broad spectrum of worldwide issuers in the U.S. and international equity market, including issuers of large, mid, and small cap companies in both developed and developing markets. Securities and underlying funds are purchased for the Portfolio when the management team believes that they have the potential for above-average total return. Under normal market conditions the Portfolio, through its investments in underlying funds, will invest significantly (at least 40%) in companies (i) organized or located outside the U.S., (ii) whose primary trading market is located outside the U.S. or (iii) doing a substantial amount of business outside the U.S. The Portfolio through its investments in underlying funds will allocate its assets among various regions and countries, including the United States (but in no less than three different countries).

The Portfolio, at any time, may invest over 25% of its assets in any one or several of the underlying funds. The percentage of net assets of the Fund allocated to each underlying fund as of the end of the most recent month can be found in the fund summaries located at www.blackrock.com/funds. Information about each of the underlying funds can be found there or also on the SEC website at www.sec.gov.

The Portfolio may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The underlying funds may, to varying degrees, also invest in derivatives.

The Portfolio may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

It is possible that in extreme market conditions the Portfolio temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the Portfolio’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Portfolio’s opportunity to achieve its investment goal.

The Portfolio is a non-diversified portfolio under the Investment Company Act.

Should the Fund’s Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

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Key Risks

Investing in the Portfolio involves risks, including the risk that investors may receive little or no return on their investment or that they may lose part or all of their investment. The Portfolio is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests. The Portfolio is also subject to the risks associated with the securities in which it invests directly. The Portfolio invests directly in underlying funds which invest in international equity securities (and in some cases international debt securities) and may, on an opportunistic basis, invest directly in exchange traded funds (ETFs). The principal risks of investing in the Portfolio are set forth below. Risks of investing in the underlying funds in which the Portfolio may invest are set forth in “Risks of Underlying Funds and Direct Investments”.

  Equity Securities Risk: The main risk of any investment in equity securities is that their prices fluctuate. The value of an investment can go up or down depending upon market conditions, which means you could lose money. Different kinds of stocks go in and out of favor depending on market conditions.
  Investments in Mutual Funds and ETFs: The Portfolio will invest substantially all of its assets in underlying BlackRock funds, so the Portfolio’s investment performance is directly related to the performance of the underlying funds. The Portfolio may also directly invest in ETFs. The Portfolio’s net asset value will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in the Portfolio will entail more direct and indirect costs and expenses than a direct investment in the underlying funds and ETFs. For example, the Portfolio indirectly pays a portion of the expenses (including operating expenses and management fees) incurred by the underlying funds and ETFs.

  One underlying fund may buy the same securities that another underlying fund sells. In addition, the Portfolio may buy the same securities that an underlying fund sells, or vice-versa. If this happens, an investor in the Portfolio would indirectly bear the costs of these transactions without accomplishing the intended investment purpose. Also, an investor in the Portfolio may receive taxable gains from portfolio transactions by an underlying fund, as well as taxable gains from transactions in shares of the underlying fund by the Portfolio. Certain of the underlying funds may hold the same portfolio securities, thereby reducing the diversification benefits of this Portfolio.

  In order to minimize expenses, the Portfolio intends to invest in the class of shares of each underlying fund with the lowest shareholder fees and net fund operating expenses. As the underlying funds or the Portfolio’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Portfolio may increase or decrease.

  Allocation Risk: The Portfolio’s ability to achieve its investment goal depends upon BlackRock’s skill in determining the Portfolio’s strategic asset class allocation and in selecting the best mix of underlying funds and direct investments. There is a risk that BlackRock’s evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds’ performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Portfolio. If an underlying fund were to change its investment objective or policies, the Portfolio might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

  Affiliated Fund Risk: In managing the Portfolio, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Portfolio and is legally obligated to act in the Portfolio’s best interests when selecting underlying funds.

  Non-Diversified Status: Because the Portfolio invests substantially all of its assets in shares of underlying funds, it is considered “non-diversified” under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market’s assessment of the financial condition, of a company whose securities are held by the fund.
  Non-U.S. Securities Risk: Non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than

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comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the Portfolio to value accurately than U.S. securities.
  Emerging Markets Risk: Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in “Non-U.S. Securities Risk” above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.
  Small and Mid-Cap Securities Risk: Small and mid-cap companies may have limited product lines, markets and financial resources and may be dependent upon a more limited management group than larger capitalized companies. The securities of small and mid-cap companies generally trade at lower volumes, are subject to more unpredictable price changes, and may be more sensitive to changes in interest rates, borrowing costs and earnings than larger cap securities or the market as a whole.

  Derivatives Risk: The Portfolio’s use of derivatives may reduce the Portfolio’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio’s derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds and securities in which the Portfolio may invest directly, see “Risks of Underlying Funds and Direct Investments.”

Risk / Return Information

The Portfolio is newly organized and therefore no performance information is presented.

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Expenses and Fees

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the Portfolio’s distributor, BlackRock and service organizations for distribution of Portfolio shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

The tables below describe the fees and expenses that you may pay if you buy and hold Investor A and C Shares of the Portfolio. The “Annual Fund Operating Expenses” table may not reflect expenses of the Portfolio after May 1, 2010.

Shareholder Fees (Fees paid directly from your investment)*

	A Shares	C Shares

Maximum Sales Charge (Load) Imposed on Purchases**	5.25%	None
(as percentage of offering price)

Maximum Deferred Sales Charge (Load)	None	1.00%***
(as percentage of the lesser of the offering price or the redemption proceeds)

Redemption Fee****	2.00%	2.00%
(as a percentage of amount redeemed)

Annual Fund Operating Expenses
(Expenses that are deducted from Portfolio assets)

	A Shares	C Shares

Management Fees	None	None

Distribution and/or Service (12b-1) fees	0.25%	1.00%

Other expenses[1]	0.73%	0.75%

Acquired fund (underlying fund) fees and expenses[1,2]	1.04%	1.04%

Total annual fund operating expenses	2.02%	2.79%

Fee waivers and expense reimbursements[3]	(0.53%)	(0.55%)

Net expenses[3]	1.49%	2.24%

*	In addition, BlackRock charges a fee of $7.50 for each redemption payment made by wire transfer and $15.00 for redemptions by check sent via overnight mail.
**	Reduced front-end sales charges may be available (see the section “Can the Sales Charge be Reduced or Eliminated?” for more information regarding front-end sales charges). A CDSC of 1.00% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more.
***	There is no CDSC on Investor C Shares after one year.
****	Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.
[1]	The Portfolio is newly organized and, accordingly, “Other expenses” and “Acquired fund (underlying fund) fees and expenses” are based on estimated amounts for the current fiscal year.
[2]	The Portfolio’s shareholders indirectly bear the expenses of the underlying funds in which the Portfolio invests. Underlying fund expenses are based on the allocation of the Portfolio’s assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see “Information About the Underlying Funds - Description of Underlying Funds.”
[3]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Portfolio expenses to 0.45% for Investor A Shares and 1.20% for Investor C Shares (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets until May 1, 2010. The expense waiver or reimbursement applies to direct Portfolio expenses only, not expenses attributable to investments in underlying funds. The Portfolio may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

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Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period and, with respect to C Shares only, no redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

A Shares*	$669	$1,077

C Shares** Redemption	$327	$813

C Shares No redemption	$227	$813

*	Reflects imposition of sales charge.

**	Reflects deduction of CDSC.

As a shareholder you pay certain fees and expenses. Shareholder transaction fees are paid out of your investment and annual fund operating expenses are paid out of Portfolio assets.

This prospectus offers shareholders different ways to invest with two separate pricing options. You need to understand your choices so that you can choose the pricing option that is most suitable for you. As shown above, with one option (Investor A Shares) you pay a one-time front-end transaction fee each time you buy shares. The other option (Investor C Shares) has no front-end charges but has higher on-going fees, which are paid over the life of the investment, and has a contingent deferred sales charge (CDSC) that you may pay when you redeem your Shares. Which option should you choose? It depends on your individual circumstances. You should know that the lowest sales charge won’t necessarily be the least expensive option over time. For example, if you intend to hold your shares long term it may cost less to buy A Shares than C Shares.

Fund Management

The Portfolio management team is led by Ewen Cameron Watt, Managing Director of BlackRock Advisors, LLC (BlackRock) and Philip Green, Managing Director of BlackRock. Mr. Cameron Watt and Mr. Green have managed the Portfolio since its inception.

Mr. Ewen Cameron Watt is a lead portfolio manager within BlackRock’s Multi-Asset Portfolio Strategies (MAPS) group, a position he has held since 2002. The MAPS group is responsible for developing, assembling and managing investment solutions involving multiple strategies and asset classes. Mr. Cameron Watt is a portfolio manager of the BlackRock Global Funds Conservative Allocation Fund, a position he has held since 2004.  Since 2002 he has also been a portfolio manager of the BlackRock Target Return strategy.  He has been a member of the Independent Oversight Committee of BlackRock’s fiduciary business since 2005, Chairman of BlackRock’s Central Strategy Group since 2006 and a member of the MAPS management team since 2007. Mr. Cameron Watt joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. At MLIM, he was chair of MLIM’s Central Strategy Group from 2000 to 2006 and was responsible for asset allocation and multi-manager products, the economics team and investment research. He also managed a range of active asset allocation-based funds and was a member of MLIM’s Global Investment Committee from 2001 to 2005.

Mr. Green is a member of BlackRock’s MAPS group. Mr. Green joined BlackRock following the merger with MLIM in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at Bankers Trust Company and led the global asset allocation and managed futures and currency overlay groups.

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers’ compensation, other accounts managed by the Portfolio managers, and the Portfolio managers’ ownership of securities in the Portfolio.

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Risks of Underlying Funds and Direct Investments

By owning shares of underlying funds, the Portfolio indirectly invests, to varying degrees, in equity securities of U.S. and non-U.S. companies, including small and medium sized companies and, to a lesser extent, in fixed-income securities. In addition, the underlying funds may invest in derivatives. The Portfolio is also subject, to varying degrees, to the risks associated with direct investments in exchange traded funds (ETFs) that the Portfolio may invest in on an opportunistic basis. The risks set forth below are the principal risks of investing in the underlying funds. The principal risks of investing in the Portfolio are set forth beginning on page 3 of this Prospectus. In the following discussion, references to a “fund” shall mean any one or more of the relevant underlying funds and the Portfolio, where applicable.

Market Risk and Selection Risk

Market risk is the risk that one or more markets in which a fund invests will go down in value, including the possibility that a market will go down sharply and unpredictably. Selection risk is the risk that the securities that the management team selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Value Investing Style Risk

Certain of the underlying funds follow an investing style that favors value investments. Historically, value investments have performed best during periods of economic recovery. therefore, the value investing style may over time go in and out of favor. At time when the value investing style is out of favor, the funds may underperform other equity funds that use different investing styles.

Investing in Equities

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

Foreign Securities Risk

Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a fund will lose money. In particular, a fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more different for a fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair a fund’s ability to purchase or sell foreign securities or transfer assets or income back into the United States, or otherwise adversely affect a fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States.

Currency Risk — Securities and other instruments in which a fund invests may be denominated or quoted in securities other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as in the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some

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foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for fund management to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the United States — A fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit a fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a fund to buy, sell and hold securities in certain foreign markets than in the United States. The increase expense of investing in foreign markets reduces the amount a fund can earn on its investments and typically results in a higher operating expense ratio for a fund than for investment companies invested only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a fund to carry out transactions. If a fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security declines or, if it has contracted to sell the security to another party, a fund could be liable for any losses incurred.

Emerging Markets Risk

The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Convertible Securities

Convertible securities generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock. The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

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Investments in a Particular Geographic Region or Country

Latin America

The economies of Latin American countries have in the past experienced considerable difficulties, including high inflation rates and high interest rates. The emergence of the Latin American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the development of the Latin American economies.

Some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. In addition, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a fund invests and, therefore, the value of fund shares. As noted, in the past, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies. Inflation and rapid fluctuations in inflation rates have had, and could, in the future, have very negative effects on the economies and securities markets of certain Latin American countries.

Substantial limitations may exist in certain countries with respect to a fund’s ability to repatriate investment income, capital or the proceeds of sales of securities. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the fund of any restrictions on investments.

Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on a fund’s investments in Latin America generally or in specific countries participating in such trade agreements.

Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts and political and social instability. Legal remedies available to investors in certain Latin American countries may be less extensive than those available to investors in the United States or other foreign countries.

Asia-Pacific Countries

In addition to the risks of investing in non-U.S. securities and the risks of investing in emerging markets, the developing market Asia-Pacific countries are subject to certain additional or specific risks. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy.

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Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company.

Japan

The Japanese economy may be affected by turmoil in other Asian countries.

Europe

Any adverse developments in connection with the ongoing development of the Economic and Monetary Union (EMU) could potentially destabilize the EMU and/or could adversely affect a fund’s European investments.

Russia

Because of the relatively recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a shareholder to lose its registration through fraud, negligence or mere oversight.

Geographic Concentration Risk

A fund may invest from time to time a substantial amount of its assets in issuers located in a single country or a limited number of countries. If a fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. A fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

Interest Rate Risk

Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for a fund.

Credit Risk

Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds.

Non-Diversification

Some funds are non-diversified portfolios under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of these funds more than it would a diversified fund.

Small Cap and Emerging Growth Securities

Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Fund’s investment in a small cap or emerging growth company may lose substantial value.

The securities of small cap or emerging growth companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, small cap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap and emerging growth securities requires a longer term view.

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Mid-Capitalization Companies

There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies.

Initial Public Offerings

Initial public offerings (IPOs) and companies that have recently gone public have the potential to produce substantial gains for a fund. However, there is no assurance that a fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. The investment performance of a fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

Debt Securities Risk

Debt securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Non-investment Grade Securities

Non-investment grade securities (high yield or junk bonds) carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Companies that issue high yield securities are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bondholder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the funds that invest in them. The market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice, and high yield securities may be more difficult for the fund to value accurately than higher rated securities. The market could also be impacted by legal or tax changes.

If a fund invests in high yield securities that are rated C or below, the fund will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. Some funds may purchase distressed securities that are in default or the issuers of which are in bankruptcy. These funds may be required to bear certain extraordinary expenses in order to protect and recover its investment. These funds also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

The expenses of a fund investing in high yield securities will be higher than those of mutual funds investing primarily in investment grade securities. The costs of investing in the high yield market are usually higher for several reasons, such as the higher costs for investment research and higher commission costs.

Investment Grade Securities

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Rule 144A Securities

A fund’s investment in Rule 144A securities could have the effect of increasing the level of illiquidity in the fund during any period that qualified institutional buyers become uninterested in purchasing these types of securities.

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Non-dollar and Non-U.S. Securities

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of or interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow a fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Some funds may, from time to time, invest more than 25% of their assets in securities whose issuers are located in a single country. These investments would make a fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.

The expenses of a fund that invests substantially in non-U.S. securities can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

U.S. Companies that Generate Revenue Abroad

Many U.S. companies in which a fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

Derivatives

A fund may use derivative instruments to hedge its investments. Derivatives allow a fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including:

Credit Risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a fund.

Currency Risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investments. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

A fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which a fund uses a derivative to offset the risks associated with other fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A fund is not required to use hedging and may choose not to do so.

Borrowing and Leverage Risk

A fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions. Borrowing may exaggerate changes in the net asset value of fund shares and in the return on a fund’s portfolio. Borrowing will cost a fund interest expense and other fees. The costs of borrowing may reduce a fund’s return. Certain derivative securities that a fund may buy or other techniques that a fund may use may create leverage, including, but not limited to, when-issued securities, forward commitments and futures contracts and options.

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Depositary Receipts

A fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Illiquid Securities

A fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. If a fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities

Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. A fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, a fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if fund management receives material nonpublic information about the issuer, a fund may as a result be unable to sell the securities.

Swap Agreements

Swap agreements involve the risk that the party with whom a fund has entered into the swap will default on its obligation to pay a fund and the risk that a fund will not be able to meet its obligations to pay the other party to the agreement.

Securities Lending

A fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for a fund.

Warrants

A warrant gives a fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. A fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if a fund is able to exercise it or sell it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

When Issued and Delayed Delivery Securities and Forward Commitments

A fund may purchase or sell securities that it is entitled to receive on a when issued basis. A fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. When issued and delayed delivery securities and forward commitments involve the risk that the security a fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, a fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Indexed and Inverse Securities

A fund may invest in securities the potential return of which is directly related to changes in an underlying index, known as indexed securities. The return on indexed securities will rise when the underlying index rises and fall when the index falls. A fund may also invest in securities whose return is inversely related to changes in an interest rate or index (“inverse securities”). In general, the return on inverse securities will decrease when the underlying index or interest rate goes up and increase when that index or interest rate goes down. Certain indexed and inverse securities

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have greater sensitivity to changes in interest rates or index levels than other securities, and a fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way fund management does not anticipate.

Sovereign Debt

A fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Standby Commitment Agreements

Standby commitment agreements commit a fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to a fund at the option of the issuer. Standby commitment agreements involve the risk that the security a fund buys will lose value prior to its delivery to a fund and will no longer be worth what a fund has agreed to pay for it. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, a fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Repurchase Agreements, Purchase and Sale Contracts

A fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period. If a repurchase agreement or purchase and sale contract is not denominated in U.S. dollars, a fund’s return may be affected by currency fluctuations. If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, a fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, a fund may lose money.

Investment in Other Investment Companies and Venture Capital Funds

A fund may invest in other investment companies, including exchange traded funds, and in venture capital funds. As with other investments, investments in other investment companies and venture capital funds are subject to market and selection risk. In addition, if a fund acquires shares of investment companies or of venture capital funds, shareholders bear both their proportionate share of expenses in a fund (including management and advisory fees) and, indirectly, the expenses of the investment companies and venture capital funds. Investment in venture capital funds involves a substantial risk that a fund may lose its entire investment.

Short Sales

Because making short sales in securities that it does not own exposes a fund to the risks associated with those securities, such short sales involve speculative exposure risk. A fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which a fund replaces the borrowed security. A fund will realize a gain if the security declines in price between those dates. As a result, if a fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that a fund will be able to close out a short sale position at any particular time or at an acceptable price. Although a fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. A fund may also pay transaction costs and borrowing fees in connection with short sales.

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Information about Underlying Funds

Description of Underlying Funds

The Portfolio may invest in any of the underlying funds. The following table sets forth (i) the names of the underlying funds, (ii) unless otherwise noted, the expense ratio for the last fiscal year of the master fund or share class in which the Portfolio invests (i.e., either Institutional Shares or BlackRock Shares as available), and (iii) brief descriptions of the underlying funds’ investment goals and primary investment strategies. The list of underlying funds is subject to change at the discretion of BlackRock. Prospectuses for any of these underlying funds can be accessed at www.blackrock.com/funds or obtained by calling (800) 441-7762. In addition to the Underlying Funds, the Portfolio may also invest uninvested cash balances in affiliated money market funds.

	Estimated
	Expense
Fund Name	Ratio	Investment Goal and Primary Investment Strategies

EuroFund	1.01%	The fund’s investment goal is to seek capital appreciation primarily through investment in equities of corporations domiciled in European countries. Under normal circumstances, the fund will invest at least 80% of its assets in equity securities, including common stock and convertible securities, of companies located in Europe. The fund expects that a majority of the fund’s assets will be invested in equity securities of companies in Western European countries such as the United Kingdom, Germany, Greece, Luxembourg, the Netherlands, Switzerland, Sweden, France, Italy, Belgium, Norway, Denmark, Finland, Portugal, Austria and Spain. The fund may also invest in Eastern European countries. The fund may also lend its portfolio securities and may invest uninvested cash balances in affiliated money market funds. The fund may use derivatives including futures, options on futures, forwards, options and indexed securities.

Pacific Fund	0.88%	The fund’s investment objective is to seek long-term capital appreciation primarily through investment in equity securities of corporations domiciled in Far Eastern or Western Pacific countries, including Japan, Australia, Hong Kong, Taiwan, Singapore, South Korea and India. Under normal circumstances, the fund will invest at least 80% of its assets in a portfolio of equity securities of companies located in Far Eastern or Western Pacific countries. These securities will generally be common stock. Many of the companies in which the Fund invests are located in markets generally considered to be emerging markets. The fund may also invest in convertible debt securities. The fund can invest in American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other securities convertible into securities of companies located in Far Eastern or Western Pacific countries. The fund can also invest up to 10% of its net assets in warrants. The fund may invest in high yield or “junk” bonds. The fund may use derivatives to hedge its portfolio against investment, interest rate and currency risks or to seek to enhance returns. The derivatives that the fund may use include but are not limited to options on portfolio securities, stock or other financial index options, stock index futures, financial futures, currency options, currency futures, options on futures, indexed and inverse securities, swaps and forward foreign exchange transactions. The fund may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds.

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	Estimated
	Expense
Fund Name	Ratio	Investment Goal and Primary Investment Strategies

Latin America Fund	1.27%	The fund’s investment objective is to seek long term capital appreciation by investing at least 80% of its assets in Latin American equity and debt securities. The fund considers Latin American markets to include Mexico, Central America, South America and the Spanish speaking islands of the Caribbean, including Puerto Rico. The fund expects that a substantial portion of the fund’s investments will be in companies and governments in Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. The fund emphasizes equity securities (which consist of common stock, preferred stock, securities convertible into common stock, and derivative securities or instruments such as options and futures, the value of which is based on a common stock or group of common stocks) of companies of any market capitalization located in Latin America. The fund may also buy debt securities issued by governmental entities, corporations, and financial institutions of these countries and supranational organizations. The fund may use derivatives, including futures, options, indexed securities and inverse securities to hedge its portfolio against interest rate and currency risks. The fund may invest uninvested cash balances in affiliated money market funds and may lend its portfolio securities. The fund may also invest in nonconvertible debt securities, including debt securities that are rated below investment grade (commonly known as “junk” bonds). The fund may engage in short sales, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the fund does not own declines in value.

Global Emerging Markets Fund	1.43%	The fund’s investment objective is to seek long-term capital appreciation by investing in securities of issuers in countries having smaller capital markets. Under normal circumstances, the fund will invest at least 80% of its assets in equity securities (consisting of common stock, preferred stock, securities convertible into common stock, warrants, and derivative securities or instruments, such as indexed securities, options and futures, the value of which is based on a common stock or group of common stocks) of issuers located in countries with developing capital markets. The fund may also invest up to 20% of its assets in non-convertible debt securities issued by companies and governments in these countries, including debt securities that are rated below investment grade (commonly known as “junk” bonds). The fund normally invests in at least three countries at any given time. The fund can invest in securities denominated in either U.S. dollars or foreign currencies. The fund may invest in derivative securities, including options on portfolio positions or currencies, financial and currency futures, options on such futures, forward foreign exchange transactions and indexed securities. The fund may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds.

International Opportunities Portfolio	1.24%	The fund seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities issued by international corporations or any market capitalization. The fund may invest up to 25% of its net assets in stocks of issuers in emerging market countries. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred securities. The fund may invest in shares of companies through initial public offerings (IPOs). The fund may invest in derivatives securities and instruments, such as options or futures on a security or an index or securities, or foreign currency transactions including swaps.

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About Your Investment

Buying Shares from a Registered Investment Professional

The Fund believes that investors can benefit from the advice and ongoing assistance of a registered investment professional. Accordingly, when you buy or sell Investor Shares, you may pay a sales charge, which is used to compensate your investment professional for services provided to you. An investment professional who is compensated for selling shares may receive a different amount for each class.

As a shareholder you pay certain fees and expenses. Shareholder fees are paid directly from your investment and annual fund operating expenses are paid out of fund assets and are reflected in the fund’s net asset value.

Your registered representative can help you to buy shares by telephone. Before you place your order make sure that you have read the Prospectus and have a discussion with your registered representative about the details of your investment.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors’ money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10. When you buy Investor Shares you pay the NAV per share plus the applicable front-end sales charge if you are purchasing Investor A Shares.

PNC Global Investment Servicing (U.S.) Inc., formerly known as PFPC Inc. (PNC GIS), the Fund’s transfer agent, will probably receive your order from your registered representative, who takes your order. However, you can also fill out a purchase application and mail it to the transfer agent with your check. Please call (800) 441-7762 for a purchase application. Purchase orders received by the transfer agent before the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day plus any applicable sales charge. NAV is calculated separately for each class of shares of the Portfolio as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open. Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Non-U.S. securities and certain other securities held by a Portfolio and the underlying funds may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when Portfolio shares cannot be bought or sold.

Since the NAV changes daily, the price you pay for your shares depends on the time that your order is received by the Fund’s transfer agent, whose job it is to keep track of shareholder records.

The price of each class of shares of the Portfolio is based on its NAV. The NAV for the Portfolio is calculated based on the NAVs of the underlying funds in which it invests and the value of the individual securities in which it invests. The Portfolio’s (and underlying fund’s) assets that are individual securities are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded (e.g., municipal securities and certain non-U.S. securities can be expected to be thinly traded) or (vi) there has been a significant subsequent event, the Portfolio values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund’s Board of Trustees. For example, the Portfolio will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock’s judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the Portfolio calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the Portfolio will use what it believes to be the fair value of the security as of the time the Portfolio calculates its NAV.

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Fair value represents a good faith approximation of the value of a security. A security’s valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Portfolio’s NAV. As a result, the Portfolio’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

When you place a purchase order, you need to specify whether you want Investor A or C Shares. If you do not specify a class, you will receive Investor A Shares.

When Must You Pay?

Payment for an order must be made in Federal funds or other immediately available funds by the time specified by your registered representative or other financial intermediary, but in no event later than 4 p.m. (Eastern time) on the third business day following PNC GIS’ receipt of the order. If payment is not received by this time, the order will be cancelled and you and your registered representative or other financial intermediary will be responsible for any loss to the Fund. For shares purchased directly from the transfer agent, a check payable to BlackRock Funds which bears the name of the fund you are purchasing must accompany a completed purchase application. There is a $20 fee for each purchase check that is returned due to insufficient funds. The Fund does not accept third-party checks. You may also wire Federal funds to the transfer agent to purchase shares, but you must call the Fund at (800) 441-7762 before doing so to confirm the wiring instructions.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver’s license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Investor Shares is $1,000. The Fund permits a lower initial investment if you are an employee of the Fund or certain of its affiliated service providers, and through certain fee-based programs, qualified employee benefit plans and the Automatic Investment Plan (AIP) in which you make regular, periodic investments through a savings or checking account. See “Automatic Investment Plan” below. There is a $50 minimum for all subsequent investments, subject to certain exclusions. The Fund will not accept a purchase order of $500,000 or more for Investor C Shares. The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of the Portfolio at any time for any reason.

Which Pricing Option Should You Choose?

The Fund offers different pricing options to investors in the form of different share classes. Your registered representative can help you decide which option works best for you. Through this Prospectus, you can choose from Investor A or C Shares. Purchases of Investor C Shares can only be made through a registered representative.

A Shares (Front-End Load)

  One time sales charge paid at time of purchase
  No distribution fees
  Free exchange with other A Shares in BlackRock funds family
  Advantage: Makes sense for investors who are eligible to have the sales charge reduced or eliminated or who have a long-term investment horizon because there are no ongoing distribution fees.
  Disadvantage: You pay a sales charge up-front, and therefore you start off owning fewer shares.

C Shares (Level Load)

  No front-end sales charge when you buy shares
  Contingent deferred sales charge (CDSC) of 1.00% if shares are redeemed within 12 months of purchase
  Ongoing distribution fees
  Free exchange with other C Shares in BlackRock funds family

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  Advantage: No up-front sales charge so you start off owning more shares. These shares may make sense for investors who have a shorter investment horizon relative to A Shares.
  Disadvantage: You pay ongoing distribution fees each year you own shares, which means that you can expect lower total performance per share than A Shares.

Your registered representative may receive different compensation depending upon which share class you choose. A portion of the front-end sales charge on Investor A Shares is reallowed to your registered representative, as described in the SAI. Your registered representative will generally receive commissions equal to 1.00% of Investor C Shares sold by him or her, plus ongoing fees under the Fund’s distribution and service plan. It is important to remember that Investor C Share contingent deferred sales charges and ongoing distribution fees have the same purpose as the front-end sales charge on sales of Investor A Shares: to compensate your registered representative for selling you shares. In some circumstances, these differences in compensation may create an incentive for your registered representative to recommend one fund or share class to you over another. Please contact your registered representative for details about compensation he or she receives for selling you shares of the Fund. To receive information about sales charges and payments to registered representatives free of charge, please see the SAI or go to www.blackrock.com/funds.

How Much is the Sales Charge?

The information below describes the schedules of sales charges that you may pay if you buy and sell Investor A and C Shares of the Portfolio.

Purchase of Investor A Shares

The following tables show the front-end sales charges that you may pay if you buy Investor A Shares. The offering price for Investor A Shares includes any front-end sales charge. The front-end sales charge expressed as a percentage of the offering price may be higher or lower than the charge described below due to rounding. Similarly, any contingent deferred sales charge paid upon certain redemptions of Investor A Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described below due to rounding. You may qualify for a reduced front-end sales charge. Purchases of Investor A Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge. Once you achieve a breakpoint, you pay that sales charge on your entire purchase amount (and not just the portion above the breakpoint).

Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: the right of accumulation, a Letter of Intent, the reinstatement privilege, quantity discounts or a waiver of the sales charge (described below).

The following schedule of front-end sales charges and quantity discounts applies to the Portfolio.

	Sale Charges	Sales Charge
Amount of Transaction at	as % of	as % of Net
Offering Price	Offering Price*	Asset Value*

Less than $25,000	5.25%	5.54%
$25,000 but less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.00%	4.17%
$100,000 but less than $250,000	3.00%	3.09%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $750,000	2.00%	2.04%
$750,000 but less than $1,000,000	1.50%	1.52%
$1,000,000 or more	0.00%	0.00%

*	There is no initial sales charge on purchases of $1,000,000 or more of Investor A Shares; however, you will pay a contingent deferred sales charge of 1.00% of the price of the shares when purchased or the net asset value of the shares on the redemption date (whichever is less) for shares redeemed within 18 months after purchase.

The Fund’s distributor retains 0.25% of the sales charge on all purchases of Investor A Shares. When an investor purchases Investor A Shares directly from the Fund (and not through a broker), the distributor retains the entire front-end sales charge.

Purchase of Investor C Shares

Purchases of Investor C Shares can only be made through a registered representative. Investor C Shares are subject to a CDSC of 1.00% if they are redeemed within 12 months after purchase. The CDSC is based on the price of the Investor C Shares when purchased or the net asset value of the Investor C Shares on the redemption date (whichever is less) and is calculated without regard to any redemption fee. The CDSC may be waived under certain

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circumstances, as described below. There is no CDSC on redemptions of Investor C Shares after 12 months. Any CDSC paid on redemptions of Investor C Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described above due to rounding.

When an investor redeems Investor C Shares, the redemption order is processed so that the lowest CDSC is charged. Investor C Shares that are not subject to the CDSC are redeemed first. After that, the Fund redeems the Shares that have been held the longest.

Can the Sales Charge Be Reduced or Eliminated?

There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge (as described above in the “Purchase of Investor A Shares” section). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: the right of accumulation, a Letter of Intent, the reinstatement privilege, quantity discounts or a waiver of the sales charge (described below). The CDSC on Investor C Shares also may be eliminated through waivers (described below). You may be required to provide PNC GIS and/or your registered representative with certain records and information in connection with the exercise of these rights, including information or records regarding shares of the Portfolios held (i) in other accounts at your registered representative, (ii) at any other financial intermediary and (iii) at any financial intermediary by your related parties, such as members of your family or household. For more information, see the SAI or contact your investment professional.

Right of Accumulation (Investor A Shares)

Investors have a “right of accumulation” under which the current value of an investor’s existing Investor A, A1, l, B, B, B1, B2, C, C, C1, C2 and Institutional Shares in most BlackRock funds may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. Service Organizations may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same Service Organization will be treated similarly. In order to use this right, the investor must alert PNC GIS to the existence of any previously purchased shares.

Letter of Intent (Investor A Shares)

An investor may qualify for a reduced front-end sales charge immediately by signing a “Letter of Intent” stating the investor’s intention to buy a specified amount of Investor A, B, C or Institutional Shares in one or more BlackRock funds within the next 13 months that would, if bought all at once, qualify the investor for a reduced sales charge. The initial investment must meet the minimum initial purchase requirement. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by PNC GIS, and the investor must tell PNC GIS that later purchases are subject to the Letter of Intent. During the term of the Letter of Intent, PNC GIS will hold Investor A Shares representing up to 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, PNC GIS will redeem enough of the Investor A Shares held in escrow to pay the difference.

Reinstatement Privilege (Investor A Shares)

If you redeem Investor A, Investor A1 or Institutional Shares, and within 60 days buy new Investor A Shares of the SAME portfolio, you will not pay a sales charge on the new purchase amount. This right may be exercised once a year and within 60 days of the redemption, provided that the Investor A Share class of that Portfolio is currently open to new investors or the shareholder has a current account in that closed Portfolio. Shares will be purchased at the NAV calculated at the close of trading on the day the request is received. To exercise this privilege, PNC GIS must receive written notification from the shareholder of record or the registered representative of record, at the time of purchase. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

Quantity Discounts (Investor A Shares)

In addition to quantity discounts for individuals which we discussed above, there are ways for you to qualify for breakpoints and therefore reduce the front-end sales charge by combining your order with the orders of (a) your spouse and any of your children under the age of 21, or (b) a trustee or fiduciary of a single trust estate or single fiduciary account. All orders must be placed at one time and certain restrictions apply. Investors must tell PNC GIS or their broker, at the time of purchase, that they are aggregating their purchases. For more information, please contact the Fund at (800) 441-7762 or see the SAI.

Waiving the Sales Charge (Investor A Shares)

The following investors may buy Investor A Shares without paying a front-end sales charge: (a) authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (b) persons investing through an authorized payroll deduction plan; (c) persons investing through an authorized

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investment plan for organizations which operate under Section 501(c)(3) of the Internal Revenue Code; (d) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in the Portfolio; (e) persons participating in selected fee-based programs under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services; and (f) employees of MetLife. Investors who qualify for any of these exemptions from the sales charge must purchase Investor A Shares. Additionally, some people associated with the Fund and its service providers may buy Investor A Shares without paying a sales charge. The front-end sales charge is not applied on Investor A Shares acquired through the reinvestment of dividends or distributions. There is no initial sales charge on purchases of $1,000,000 or more of Investor A Shares; however, you may pay a CDSC as described in “Purchase of Investor A Shares.” The applicable CDSC on Investor A Shares is not charged in connection with: (a) redemptions of Investor A Shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (b) exchanges described in “Exchange Privilege” below; (c) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70 1/2 from IRA and 403(b)(7) accounts; (d) redemptions made with respect to certain qualified employee benefit plans sponsored by the Fund, BlackRock or its affiliates; (e) redemptions (i) within one year of a shareholder’s death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder’s disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor A Shares; (f) involuntary redemptions of Investor A Shares in accounts with low balances; (g) certain redemptions made pursuant to the Systematic Withdrawal Plan (described below); (h) redemptions related to the payment of PNC GIS custodial IRA fees; and (i) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund. For more information on the waivers, please contact the Fund at (800) 441-7762 or see the SAI.

Waiving the Contingent Deferred Sales Charge (Investor C Shares)

The CDSC on Investor C Shares is not charged in connection (a) redemptions of Investor C Shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; “Exchange (b) exchanges described in Privilege” below; (c) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70 1/2 from IRA and 403(b)(7) accounts; (d) redemptions made with respect to certain qualified employee benefit plans sponsored by the Fund, BlackRock or its affiliates; (e) redemptions (i) within one year of a shareholder’s death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder’s disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor C Shares; (f) involuntary redemptions of Investor C Shares in accounts with low balances; (g) certain redemptions made pursuant to the Systematic Withdrawal Plan (described below); (h) redemptions related to the payment of PNC GIS custodial IRA fees; and (i) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund. In addition, no CDSC is charged on Investor C Shares acquired through the reinvestment of dividends or distributions. For more information on these waivers, please contact the Fund at (800) 441-7762 or see the SAI.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

Effective until October 1, 2008, BlackRock Distributors, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, an affiliate of BlackRock Advisors, LLC, serves as distributor of the Fund. Effective until October 1, 2008, all references in the Prospectus to the Distributor will be to BlackRock Distributors, Inc.

Under the Plan, Investor C Shares pay a fee (distribution fees) to BlackRock Investments, Inc. (the Distributor) and/or affiliates of The PNC Financial Services Group, Inc. or Merrill Lynch & Co., Inc. (Merrill Lynch) (including BlackRock) for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of The PNC Financial Services Group, Inc. or Merrill Lynch (including BlackRock) for sales support services provided in connection with the sale of Investor C Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, The PNC Financial Services Group, Inc., Merrill Lynch and their affiliates) (Service Organizations) for sales support services and related expenses. All Investor C Shares pay a maximum distribution fee of 0.75% per year of the average daily net asset value of each fund attributable to Investor C Shares. Investor A Shares do not pay a distribution fee.

Under the Plan, the Fund also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own Investor A and C Shares in return for these fees. The Fund may pay a shareholder servicing fee of up to 0.25% per year of the average daily net asset value of Investor A and C Shares of the Portfolio. All Investor A and C Shares pay this shareholder servicing fee.

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In return for the shareholder servicing fee, Service Organizations (including BlackRock) may provide one or more of the following services to their customers who own Investor A and C Shares:

(1)	Responding to customer questions on the services performed by the Service Organization and investments in Investor A and C Shares;

(2)	Assisting customers in choosing and changing dividend options, account designations and addresses; and

(3)	Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of the Portfolio’s shares.

Because the fees paid by the Fund under the Plan are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the distribution fees paid by Investor C Shares may over time cost investors more than the front-end sales charge on Investor A Shares.

For more information on the Plan including a complete list of services provided thereunder, see the SAI.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Selling Shares

You can redeem shares at any time. The Fund will redeem your shares at the next NAV calculated after your order is received by the Fund’s transfer agent minus any applicable CDSC and/or redemption fee. Each of the CDSC and redemption fee is assessed without regard to the other. See “Market Timing and Redemption Fees” below. Shares may be redeemed by sending a written redemption request to BlackRock Funds, c/o PNC GIS Inc., P.O. Box 9819, Providence, RI 02940-8019. Shares may also be redeemed by telephone request by calling (800) 441-7762. Redemption proceeds may be paid by check or, if the Fund has verified banking information on file, through the Automated Clearing House Network (ACH) or by wire transfer. Redemption requests in excess of $100,000 (for checks) and $250,000 (for ACH and wire transfers) must be in writing with a medallion signature guarantee. Shares may also be redeemed by use of the Fund’s automated voice response unit service (VRU). Payment for shares redeemed by VRU or Internet may be made for non-qualified employee benefit plan accounts in amounts up to $25,000, either through check, ACH or wire. You will be charged a fee of $7.50 for each redemption payment made by wire transfer and $15 for redemptions by check sent via overnight mail.

You can also make redemption requests through your registered investment professional, who may charge for this service. Shareholders should indicate whether they are redeeming Investor A or Investor C Shares.

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Unless another option is requested, payment for redeemed shares is normally made by check mailed within seven days after PNC GIS receives the redemption request. If the shares to be redeemed have been recently purchased by check, PNC GIS may delay the payment of redemption proceeds for up to 10 business days after the purchase date until the check has cleared.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as “market timing.” The Portfolio is not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor and Institutional Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of the Portfolio and its shareholders. For example, large flows of cash into and out of the Portfolio may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Portfolio’s investment goal. Frequent trading may cause the Portfolio to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce the Portfolio’s performance.

The Portfolio or an underlying fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Portfolio’s portfolio securities and the determination of the Portfolio’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Portfolio shares at a price that does not reflect their true value. A similar risk exists for the Portfolio or underlying funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in “What Price Per Share Will You Pay?” above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Portfolio shares that it determines may be detrimental to the Portfolio or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Portfolio shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of Portfolio shares. It is not expected that shareholders would be harmed by such legitimate activities.

If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Portfolio. The Distributor has entered into agreements with respect to financial advisers, and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial advisers and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Fund’s shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund’s distributor may terminate such financial intermediary’s agreement with the distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

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Each of BlackRock’s International Diversification Fund, EuroFund, Pacific Fund, Latin America Fund, Global Emerging Markets Fund and International Opportunities Portfolio will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund’s Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or distribution from a 529 plan; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to the Portfolio or long-term shareholders.

Expedited Redemptions

If a shareholder has given authorization for expedited redemption, shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. Shareholders will pay $15 for redemption proceeds sent by check via overnight mail and $7.50 for redemption proceeds sent by Federal wire transfer. You are responsible for any additional charges imposed by your bank for this service. Once authorization for expedited redemptions is on file, the Fund will honor requests by telephone at (800) 441-7762. The Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. The Fund may refuse a telephone redemption request if it believes it is advisable to do so and may use reasonable procedures to make sure telephone instructions are genuine. The Fund and its service providers will not be liable for any loss that results from acting upon telephone instructions that they reasonably believed to be genuine in accordance with those procedures. The Fund may alter the terms of or terminate this expedited redemption privilege at any time for any reason.

The Fund’s Rights

The Fund may:

  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,
  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the third paragraph in the section “Selling Shares” above,
  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and
  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

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Accounts with Low Balances

The Fund may redeem a shareholder’s account in the Portfolio any time if the net asset value of such account in the Portfolio falls below $500 as the result of a redemption or an exchange request. This minimum does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs or accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Management

The Fund’s adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $1.357 trillion of assets under management as of December 31, 2007. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser to the Portfolio. While BlackRock is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates in making its portfolio decisions and management with respect to certain portfolio securities.

BlackRock and BFM will not receive any advisory or sub-advisory fees, respectively, from the Portfolio for their investment advisory and sub-advisory services.

A discussion regarding the basis for the Board of Trustees of the Fund approving the Fund’s investment advisory contracts will be available in the Fund’s semi-annual report to shareholders for the period ending December 31, 2008.

Information about the portfolio manager for the Portfolio is presented on page 8.

As stated above, BlackRock has agreed contractually to cap net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Portfolio as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Portfolio’s investments; and (iv) other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, if any) of each share class of the Portfolio at the levels shown in the Portfolio’s expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the direct (i.e., excluding expenses attributable to investments in underlying funds) operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the Portfolio’s investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch, BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Portfolio. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments which the Portfolio directly and indirectly invests. Thus, it is likely that the Portfolio will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Portfolio and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the

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Portfolio. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the Portfolio and may result in an Affiliate having positions that are adverse to those of the Portfolio. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Portfolio. As a result, an Affiliate may compete with the Portfolio for appropriate investment opportunities. The results of the Portfolio’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Portfolio could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Portfolio may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the Portfolio. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Portfolio. The Portfolio’s activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Portfolio may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Portfolio also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Portfolio or who engage in transactions with or for the Portfolio, and may receive compensation for such services. The Portfolio may also make brokerage and other payments to Affiliates in connection with the Portfolio’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the Fund to the extent that the Portfolio participates in the securities lending program. For these services, the lending agent may receive a fee from the Portfolio, including a fee based on the returns earned on the Portfolio’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Portfolio may lend its portfolio securities under the securities lending program.

The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Dividends and Distributions

The Portfolio makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by the Portfolio are paid within ten days after the end of each month. The Fund’s Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Portfolio at least annually at a date determined by the Fund’s Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the Portfolio unless you instruct PNC GIS in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in the Portfolio shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.” Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of the Portfolio’s “net capital gain” will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income, and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the Portfolio. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Dividends paid with respect to interest on securities issued by the U.S. Government and its agencies may also be exempt from some types of state and local taxes.

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Your annual tax statement from the Portfolio will present in detail the tax status of your distributions for each year.

When you sell your shares of the Portfolio, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

If you do not provide the Portfolio with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Portfolio.

Services for Shareholders

The Fund offers shareholders many special features which can enable investors to have greater investment flexibility as well as more access to information about the Fund.

Additional information about these features is available by calling the Fund at (800) 441-7762.

Exchange Privilege

Once you are a shareholder, you have the right to exchange Investor A or C Shares from one BlackRock fund to Investor A or C Shares, respectively, of another BlackRock fund that offers such shares to meet your changing financial needs. Please note that you can exchange only into a share class and fund that are open to new investors, unless you have a current account in a fund that is closed to new investors.

You can exchange $1,000 or more of Investor A or Investor C Shares from one BlackRock fund into another. (You can exchange less than $1,000 of Investor A or Investor C Shares if you already have an account in the fund into which you are exchanging.) Investor A and Investor C Shares of each fund may be exchanged for shares of the same class of other funds which offer that class of shares, based on their respective net asset values. For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax or other financial adviser before making an exchange request.

The exchange of Investor C Shares will not be subject to a CDSC although exchanges may be subject to the 2% redemption fee. See “Market Timing and Redemption Fees” above. The CDSC will continue to be measured from the date of the original purchase and will not be affected by the exchange.

There are several ways to make an exchange: you may call the Fund at (800) 441-7762 and speak with one of our representatives, make the exchange via the Internet by accessing your account online, or you may send a written request to us at BlackRock Funds c/o PNC GIS Inc., P.O. Box 9819, Providence, RI 02940-8019. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling our Service Center. The Fund has the right to reject any telephone request for any reason.

The Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See “Market Timing and Redemption Fees” above.

The Fund reserves the right to modify, limit the use of, or terminate the exchange privilege at any time for any reason.

Automatic Investment Plan

If you would like to establish a regular, affordable investment program, the Fund makes it easy to set up. As an investor in any Portfolio, you can arrange for periodic investments in that Portfolio through automatic deductions from a checking or non-passbook savings account by completing the AIP Application Form. You determine the frequency and amount of your investment. The minimum investment amount for an automatic investment plan is $50 per portfolio. AIP Application Forms are available from the Fund.

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Retirement Plans

BlackRock offers individual retirement accounts (IRAs), rollover IRAs and 403(b) plans where The PNC Financial Services Group, Inc. or any of its affiliates acts as custodian. For more information about applications or annual fees, please contact BlackRock Funds, c/o PNC GIS, P.O. Box 9819, Providence, RI 02940-8019, or call (800) 441-7762. Investors will be charged an annual fee of $15 for all of the IRA and 403(b) accounts they have under their Social Security number (therefore if you own a 403(b) account, a Roth IRA, a Traditional IRA and a Rollover IRA, you would only be charged one $15 fee). In addition, 403(b) accounts will be charged a separate loan application/processing fee of $25. To determine if you are eligible for an IRA or 403(b) plan and whether an IRA or 403(b) plan is appropriate for you, you should consult with a tax adviser.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Systematic Withdrawal Plan (SWP)

This feature can be used by investors who want to receive regular distributions from their accounts. To start a Systematic Withdrawal Plan (SWP) a shareholder must have a current investment of $10,000 or more in a fund. Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the SWP Application Form which may be obtained from PNC GIS. Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to PNC GIS. If a shareholder purchases additional Investor A Shares of a fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor C Shares made through the SWP that do not exceed 12% of the account’s net asset value on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor C Shares in excess of this limit will still pay any applicable CDSC.

Systematic Exchange

This feature can be used by investors to systematically exchange money from one fund to up to four other BlackRock funds. A minimum of $10,000 in the initial fund is required and investments in any additional funds must meet minimum initial investment requirements. For more information, please contact the Fund at (800) 441-7762.

EZ Trader

This service allows an investor to purchase or sell Fund shares by telephone or over the Internet through ACH. Prior to establishing an EZ Trader account, please contact your bank to confirm that they are a member of the ACH system. Once confirmed, complete an application, making sure to include the appropriate bank information, and return the application to BlackRock Funds, c/o PNC GIS. Prior to placing a telephone or internet purchase or sale order, please contact the Fund at (800) 441-7762 to confirm that your bank information has been updated on your account. Once this is established, you may place your request to sell shares with the Fund by telephone or Internet. Proceeds will be sent to your pre-designated bank account.

Dividend Allocation Plan

This plan automatically invests your distributions from one fund into another fund of your choice pursuant to your instructions, without any fees or sales charges. Please call the Fund at (800) 441-7762 for details. The fund into which you request your distributions be invested must be open to new purchases.

Important Notice Regarding Delivery of Shareholder Documents

The Portfolio delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Internet Transactions

Investors in the Portfolio may make on-line transactions, view their account balance and activity by logging into their account through the BlackRock website at www.blackrock.com/funds. To use this service, you will need a browser that supports Microsoft Internet Explorer 5.5 or higher, Netscape 7.1 or higher, FIREFOX 1.0 or higher, and AOL 9.0 (for Windows operating systems from Windows 2000 and above). In addition, MacIntosh operating system 9 with Netscape 7.2 and MacIntosh operating system 10x with Safari 1.2.3, Netscape 7.2, and FIREFOX 1.0 are also supported. Purchases made on the Internet using ACH will have a trade date that is the day after the purchase is

30

made. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. The Fund will limit Internet purchases and redemptions in Investor Class shares to $25,000.00 per trade. Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Election Delivery Agreement (if you consent to Electronic Delivery), before attempting to transact online.

The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. The procedures include the use of a protected password, Secure Socket Layering (SSL), 128-bit encryption and other precautions designed to protect the integrity, confidentiality and security of shareholder information. By entering into the User Agreement with the Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Log into your account

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, Clients) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

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For more information:

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about the Portfolio’s investments. The annual report describes the Portfolio’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Portfolio investment strategies that significantly affected the Portfolio’s performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated September 24, 2008, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your registered representative or BlackRock Investment Services at (800) 441-7762.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds Mutual fund prospectus and literature can also be requested via this website.

Written Correspondence

BlackRock Funds
c/o PNC GIS
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Funds
c/o PNC GIS
101 Sabin Street
Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of the Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-05742

IDIV-PR-0109-INV

BlackRock
International Diversification Fund
Institutional Shares

Prospectus
September 24, 2008

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

How to Find the	About BlackRock Funds	3
Information You Need	International Diversification Fund	4
	Risks of Underlying Funds and Direct Investments	8

Information About the	Description of Underlying Funds	17
Underlying Funds

About Your Investment	How to Buy/Sell Shares	19
	Dividends/Distributions/Taxes	25

How to Find the Information You Need

About BlackRock Funds

This is the BlackRock International Diversification Fund (the Portfolio) Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Fund). The Fund’s investment adviser is BlackRock Advisors, LLC (BlackRock).

The Prospectus is organized so that the Portfolio has its own short section with important Portfolio facts. Also included are sections that describe the underlying funds the Portfolio may invest in, buying and selling shares, certain fees and expenses, shareholder features of the Portfolio and your rights as a shareholder.

If you have questions after reading the Prospectus, ask your registered representative for assistance. Your registered representative has been trained to help you decide which investments are right for you.

3

BlackRock International Diversification Fund

Investment Goal

The Portfolio’s investment goal is to seek long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, under normal market conditions, the Portfolio will invest substantially all of its assets in BlackRock international equity mutual funds, called the “underlying funds” and may, on an opportunistic basis, invest up to 15% of its assets in exchange traded funds (ETFs). See “Information About the Underlying Funds — Description of Underlying Funds.”

The underlying funds are selected primarily to achieve the target equity style and geographic weighting allocations set by the management team on an ongoing basis. Factors such as fund classification, historical risk and performance, and the relationship to other underlying funds are considered in the selection process. In selecting underlying funds, the management team evaluates sectors of the international equity market including, but not limited to, securities of large, mid and small cap companies in both developed and emerging markets. The management team may shift the Portfolio’s assets among these various sectors based upon changing market conditions. While the weightings of the underlying funds may change based on the management team’s view of market conditions, the selection of the underlying funds is generally made with an attempt to achieve underlying holdings that represent a broad spectrum of worldwide issuers in the U.S. and international equity market, including issuers of large, mid, and small cap companies in both developed and developing markets. Securities and underlying funds are purchased for the Portfolio when the management team believes that they have the potential for above-average total return. Under normal market conditions the Portfolio, through its investments in underlying funds, will invest significantly (at least 40%) in companies (i) organized or located outside the U.S., (ii) whose primary trading market is located outside the U.S. or (iii) doing a substantial amount of business outside the U.S. The Portfolio through its investments in underlying funds will allocate its assets among various regions and countries, including the United States (but in no less than three different countries).

The Portfolio, at any time, may invest over 25% of its assets in any one or several of the underlying funds. The percentage of net assets of the Fund allocated to each underlying fund as of the end of the most recent month can be found in the fund summaries located at www.blackrock.com/funds. Information about each of the underlying funds can be found there or also on the SEC website at www.sec.gov.

The Portfolio may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The underlying funds may, to varying degrees, also invest in derivatives.

The Portfolio may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

It is possible that in extreme market conditions the Portfolio temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the Portfolio’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Portfolio’s opportunity to achieve its investment goal.

The Portfolio is a non-diversified portfolio under the Investment Company Act.

Should the Fund’s Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

4

Key Risks

Investing in the Portfolio involves risks, including the risk that investors may receive little or no return on their investment or that they may lose part or all of their investment. The Portfolio is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests. The Portfolio is also subject to the risks associated with the securities in which it invests directly. The Portfolio invests directly in underlying funds which invest in international equity securities (and in some cases international debt securities) and may, on an opportunistic basis, invest directly in exchange traded funds (ETFs). The principal risks of investing in the Portfolio are set forth below. Risks of investing in the underlying funds in which the Portfolio may invest are set forth in “Risks of Underlying Funds and Direct Investments”.

  Equity Securities Risk: The main risk of any investment in equity securities is that their prices fluctuate. The value of an investment can go up or down depending upon market conditions, which means you could lose money. Different kinds of stocks go in and out of favor depending on market conditions.

  Investments in Mutual Funds and ETFs: The Portfolio will invest substantially all of its assets in underlying BlackRock funds, so the Portfolio’s investment performance is directly related to the performance of the underlying funds. The Portfolio may also directly invest in ETFs. The Portfolio’s net asset value will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in the Portfolio will entail more direct and indirect costs and expenses than a direct investment in the underlying funds and ETFs. For example, the Portfolio indirectly pays a portion of the expenses (including operating expenses and management fees) incurred by the underlying funds and ETFs.
  One underlying fund may buy the same securities that another underlying fund sells. In addition, the Portfolio may buy the same securities that an underlying fund sells, or vice-versa. If this happens, an investor in the Portfolio would indirectly bear the costs of these transactions without accomplishing the intended investment purpose. Also, an investor in the Portfolio may receive taxable gains from portfolio transactions by an underlying fund, as well as taxable gains from transactions in shares of the underlying fund by the Portfolio. Certain of the underlying funds may hold the same portfolio securities, thereby reducing the diversification benefits of this Portfolio.

  In order to minimize expenses, the Portfolio intends to invest in the class of shares of each underlying fund with the lowest shareholder fees and net fund operating expenses. As the underlying funds or the Portfolio’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Portfolio may increase or decrease.

  Allocation Risk: The Portfolio’s ability to achieve its investment goal depends upon BlackRock’s skill in determining the Portfolio’s strategic asset class allocation and in selecting the best mix of underlying funds and direct investments. There is a risk that BlackRock’s evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds’ performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Portfolio. If an underlying fund were to change its investment objective or policies, the Portfolio might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

  Affiliated Fund Risk: In managing the Portfolio, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Portfolio and is legally obligated to act in the Portfolio’s best interests when selecting underlying funds.

  Non-Diversified Status: Because the Portfolio invests substantially all of its assets in shares of underlying funds, it is considered “non-diversified” under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market’s assessment of the financial condition, of a company whose securities are held by the fund.

  Non-U.S. Securities Risk: Non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than

5

comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the Portfolio to value accurately than U.S. securities.
  Emerging Markets Risk: Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in “Non-U.S. Securities Risk” above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.
  Small and Mid-Cap Securities Risk: Small and mid-cap companies may have limited product lines, markets and financial resources and may be dependent upon a more limited management group than larger capitalized companies. The securities of small and mid-cap companies generally trade at lower volumes, are subject to more unpredictable price changes, and may be more sensitive to changes in interest rates, borrowing costs and earnings than larger cap securities or the market as a whole.
  Derivatives Risk: The Portfolio’s use of derivatives may reduce the Portfolio’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio’s derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds and securities in which the Portfolio may invest directly, see “Risks of Underlying Funds and Direct Investments.”

Risk / Return Information

The Portfolio is newly organized and therefore no performance information is presented.

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Expenses and Fees

IMPORTANT DEFINITIONS
Advisory Fees: Fees paid to the investment adviser for portfolio management services. Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of Portfolio assets.

The tables below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Portfolio. The “Annual Fund Operating Expenses” table may not reflect expenses of the Portfolio after May 1, 2010.

Shareholder Fees
(Fees paid directly from your investment)

Redemption Fee*	2.00%
(as a percentage of amount redeemed)

Annual Fund Operating Expenses
(Expenses that are deducted from Portfolio assets)

Management fees	None

Other expenses[1]	0.72%

Acquired fund (underlying fund) fees and expenses[1,2]	1.04%

Total annual fund operating expenses	1.76%

Fee waivers and expense reimbursements[3]	(0.52%)

Net expenses[3]	1.24%

*	Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

[1]	The Portfolio is newly organized and, accordingly, “Other expenses” and “Acquired fund (underlying fund) fees and expenses” are based on estimated amounts for the current fiscal year.

[2]	The Portfolio’s shareholders indirectly bear the expenses of the underlying funds in which the Portfolio invests. Underlying fund expenses are based on the allocation of the Portfolio’s assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see “Information About the Underlying Funds — Description of Underlying Funds.”
[3]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 0.20% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets until May 1, 2010. The expense waiver or reimbursement applies to direct Portfolio expenses only, not expenses attributable to investments in underlying funds. The Portfolio may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

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Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Institutional Shares	$126	$503

Fund Management

The Portfolio management team is led by Ewen Cameron Watt, Managing Director of BlackRock Advisors, LLC (BlackRock) and Philip Green, Managing Director of BlackRock. Mr. Cameron Watt and Mr. Green have managed the Portfolio since its inception.

Mr. Ewen Cameron Watt is a lead portfolio manager within BlackRock’s Multi-Asset Portfolio Strategies (MAPS) group, a position he has held since 2002. The MAPS group is responsible for developing, assembling and managing investment solutions involving multiple strategies and asset classes. Mr. Cameron Watt is a portfolio manager of the BlackRock Global Funds Conservative Allocation Fund, a position he has held since 2004.  Since 2002 he has also been a portfolio manager of the BlackRock Target Return strategy.  He has been a member of the Independent Oversight Committee of BlackRock’s fiduciary business since 2005, Chairman of BlackRock’s Central Strategy Group since 2006 and a member of the MAPS management team since 2007. Mr. Cameron Watt joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. At MLIM, he was chair of MLIM’s Central Strategy Group from 2000 to 2006 and was responsible for asset allocation and multi-manager products, the economics team and investment research. He also managed a range of active asset allocation-based funds and was a member of MLIM’s Global Investment Committee from 2001 to 2005.

Mr. Green is a member of BlackRock’s MAPS group. Mr. Green joined BlackRock following the merger with MLIM in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at Bankers Trust Company and led the global asset allocation and managed futures and currency overlay groups.

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers’ compensation, other accounts managed by the Portfolio managers, and the Portfolio managers’ ownership of securities in the Portfolio.

Risks of Underlying Funds and Direct Investments

By owning shares of underlying funds, the Portfolio indirectly invests, to varying degrees, in equity securities of U.S. and non-U.S. companies, including small and medium sized companies and, to a lesser extent, in fixed-income securities. In addition, the underlying funds may invest in derivatives. The Portfolio is also subject, to varying degrees, to the risk associated with direct investments in exchange traded funds (ETFs) that the Portfolio may invest in on an opportunistic basis. The risks set forth below are the principal risks of investing in the underlying funds. The principal risks of investing in the Portfolio are set forth beginning on page 3 of this Prospectus. In the following discussion, references to a “fund” shall mean any one or more of the relevant underlying funds and the Portfolio, where applicable.

Market Risk and Selection Risk

Market risk is the risk that one or more markets in which a fund invests will go down in value, including the possibility that a market will go down sharply and unpredictably. Selection risk is the risk that the securities that the management team selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Value Investing Style Risk

Certain of the underlying funds follow an investing style that favors value investments. Historically, value investments have performed best during periods of economic recovery. therefore, the value investing style may over time go in and out of favor. At time when the value investing style is out of favor, the funds may underperform other equity funds that use different investing styles.

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Investing in Equities

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

Foreign Securities Risk

Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a fund will lose money. In particular, a fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more different for a fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair a fund’s ability to purchase or sell foreign securities or transfer assets or income back into the United States, or otherwise adversely affect a fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States.

Currency Risk — Securities and other instruments in which a fund invests may be denominated or quoted in securities other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as in the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for fund management to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the United States — A fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit a fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a fund to buy, sell and hold securities in certain foreign markets than in the United States. The increase expense of investing in foreign markets reduces the amount a fund can earn on its investments and typically results in a higher operating expense ratio for a fund than for investment companies invested only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

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At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a fund to carry out transactions. If a fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security declines or, if it has contracted to sell the security to another party, a fund could be liable for any losses incurred.

Emerging Markets Risk

The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Convertible Securities

Convertible securities generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock. The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

Investments in a Particular Geographic Region or Country

Latin America

The economies of Latin American countries have in the past experienced considerable difficulties, including high inflation rates and high interest rates. The emergence of the Latin American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the development of the Latin American economies.

Some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. In addition, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a fund invests and, therefore, the value of fund shares. As noted, in the past, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies. Inflation and rapid fluctuations in inflation rates have had, and could, in the future, have very negative effects on the economies and securities markets of certain Latin American countries.

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Substantial limitations may exist in certain countries with respect to a fund’s ability to repatriate investment income, capital or the proceeds of sales of securities. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the fund of any restrictions on investments.

Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on a fund’s investments in Latin America generally or in specific countries participating in such trade agreements.

Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts and political and social instability. Legal remedies available to investors in certain Latin American countries may be less extensive than those available to investors in the United States or other foreign countries.

Asia-Pacific Countries

In addition to the risks of investing in non-U.S. securities and the risks of investing in emerging markets, the developing market Asia-Pacific countries are subject to certain additional or specific risks. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy.

Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company.

Japan

The Japanese economy may be affected by turmoil in other Asian countries.

Europe

Any adverse developments in connection with the ongoing development of the Economic and Monetary Union (EMU) could potentially destabilize the EMU and/or could adversely affect a fund’s European investments.

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Russia

Because of the relatively recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a shareholder to lose its registration through fraud, negligence or mere oversight.

Geographic Concentration Risk

A fund may invest from time to time a substantial amount of its assets in issuers located in a single country or a limited number of countries. If a fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. A fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

Interest Rate Risk

Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for a fund.

Credit Risk

Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds.

Non-Diversification

Some funds are non-diversified portfolios under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of these funds more than it would a diversified fund’s.

Small Cap and Emerging Growth Securities

Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Fund’s investment in a small cap or emerging growth company may lose substantial value.

The securities of small cap or emerging growth companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, small cap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap and emerging growth securities requires a longer term view.

Mid-Capitalization Companies

There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies.

Initial Public Offerings

Initial public offerings (IPOs) and companies that have recently gone public have the potential to produce substantial gains for a fund. However, there is no assurance that a fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. The investment performance of a fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

Debt Securities Risk

Debt securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Debt securities are also subject to interest rate

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risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Non-investment Grade Securities

Non-investment grade securities (high yield or junk bonds) carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Companies that issue high yield securities are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bondholder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the funds that invest in them. The market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice, and high yield securities may be more difficult for the fund to value accurately than higher rated securities. The market could also be impacted by legal or tax changes.

If a fund invests in high yield securities that are rated C or below, the fund will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. Some funds may purchase distressed securities that are in default or the issuers of which are in bankruptcy. These funds may be required to bear certain extraordinary expenses in order to protect and recover its investment. These funds also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

The expenses of a fund investing in high yield securities will be higher than those of mutual funds investing primarily in investment grade securities. The costs of investing in the high yield market are usually higher for several reasons, such as the higher costs for investment research and higher commission costs.

Investment Grade Securities

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Rule 144A Securities

A fund’s investment in Rule 144A securities could have the effect of increasing the level of illiquidity in the fund during any period that qualified institutional buyers become uninterested in purchasing these types of securities.

Non-dollar and Non-U.S. Securities

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of or interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow a fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Some funds may, from time to time, invest more than 25% of their assets in securities whose issuers are located in a single country. These investments would make a fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.

The expenses of a fund that invests substantially in non-U.S. securities can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

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U.S. Companies that Generate Revenue Abroad

Many U.S. companies in which a fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

Derivatives

A fund may use derivative instruments to hedge its investments. Derivatives allow a fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including:

Credit Risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a fund.

Currency Risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investments. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

A fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which a fund uses a derivative to offset the risks associated with other fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A fund is not required to use hedging and may choose not to do so.

Borrowing and Leverage Risk

A fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions. Borrowing may exaggerate changes in the net asset value of fund shares and in the return on a fund’s portfolio. Borrowing will cost a fund interest expense and other fees. The costs of borrowing may reduce a fund’s return. Certain derivative securities that a fund may buy or other techniques that a fund may use may create leverage, including, but not limited to, when-issued securities, forward commitments and futures contracts and options.

Depositary Receipts

A fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Illiquid Securities

A fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. If a fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities

Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

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Restricted securities may be illiquid. A fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, a fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if fund management receives material nonpublic information about the issuer, a fund may as a result be unable to sell the securities.

Swap Agreements

Swap agreements involve the risk that the party with whom a fund has entered into the swap will default on its obligation to pay a fund and the risk that a fund will not be able to meet its obligations to pay the other party to the agreement.

Securities Lending

A fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for a fund.

Warrants

A warrant gives a fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. A fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if a fund is able to exercise it or sell it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

When Issued and Delayed Delivery Securities and Forward Commitments

A fund may purchase or sell securities that it is entitled to receive on a when issued basis. A fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. When issued and delayed delivery securities and forward commitments involve the risk that the security a fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, a fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Indexed and Inverse Securities

A fund may invest in securities the potential return of which is directly related to changes in an underlying index, known as indexed securities. The return on indexed securities will rise when the underlying index rises and fall when the index falls. A fund may also invest in securities whose return is inversely related to changes in an interest rate or index (“inverse securities”). In general, the return on inverse securities will decrease when the underlying index or interest rate goes up and increase when that index or interest rate goes down. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and a fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way fund management does not anticipate.

Sovereign Debt

A fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Standby Commitment Agreements

Standby commitment agreements commit a fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to a fund at the option of the issuer. Standby commitment agreements involve the risk that the security a fund buys will lose value prior to its delivery to a fund and will no longer be worth what a fund has agreed to pay for it. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, a fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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Repurchase Agreements, Purchase and Sale Contracts

A fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period. If a repurchase agreement or purchase and sale contract is not denominated in U.S. dollars, a fund’s return may be affected by currency fluctuations. If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, a fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, a fund may lose money.

Investment in Other Investment Companies and Venture Capital Funds

A fund may invest in other investment companies, including exchange traded funds, and in venture capital funds. As with other investments, investments in other investment companies and venture capital funds are subject to market and selection risk. In addition, if a fund acquires shares of investment companies or of venture capital funds, shareholders bear both their proportionate share of expenses in a fund (including management and advisory fees) and, indirectly, the expenses of the investment companies and venture capital funds. Investment in venture capital funds involves a substantial risk that a fund may lose its entire investment.

Short Sales

Because making short sales in securities that it does not own exposes a fund to the risks associated with those securities, such short sales involve speculative exposure risk. A fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which a fund replaces the borrowed security. A fund will realize a gain if the security declines in price between those dates. As a result, if a fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that a fund will be able to close out a short sale position at any particular time or at an acceptable price. Although a fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. A fund may also pay transaction costs and borrowing fees in connection with short sales.

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Information About the Underlying Funds

Description of Underlying Funds

The Portfolio may invest in any of the underlying funds. The following table sets forth (i) the names of the underlying funds, (ii) unless otherwise noted, the expense ratio for the last fiscal year of the master fund or share class in which the Portfolio invests (i.e., either Institutional Shares or BlackRock Shares as available), and (iii) brief descriptions of the underlying funds’ investment goals and primary investment strategies. The list of underlying funds is subject to change at the discretion of BlackRock. Prospectuses for any of these underlying funds can be accessed at www.blackrock.com/funds or obtained by calling (800) 441-7762. In addition to the Underlying Funds, the Portfolio may also invest uninvested cash balances in affiliated money market funds.

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies

EuroFund	1.01%	The fund’s investment goal is to seek capital appreciation primarily through investment in equities of corporations domiciled in European countries. Under normal circumstances, the fund will invest at least 80% of its assets in equity securities, including common stock and convertible securities, of companies located in Europe. The fund expects that a majority of the fund’s assets will be invested in equity securities of companies in Western European countries such as the United Kingdom, Germany, Greece, Luxembourg, the Netherlands,
Switzerland, Sweden, France, Italy, Belgium, Norway, Denmark, Finland,
Portugal, Austria and Spain. The fund may also invest in Eastern European countries. The fund may also lend its portfolio securities and may invest uninvested cash balances in affiliated money market funds. The fund may use derivatives including futures, options on futures, forwards, options and indexed securities.

Pacific Fund	0.88%	The fund’s investment objective is to seek long-term capital appreciation primarily through investment in equity securities of corporations domiciled in
Far Eastern or Western Pacific countries, including Japan, Australia, Hong
Kong, Taiwan, Singapore, South Korea and India. Under normal circumstances, the fund will invest at least 80% of its assets in a portfolio of equity securities of companies located in Far Eastern or Western Pacific countries. These securities will generally be common stock. Many of the companies in which the Fund invests are located in markets generally considered to be emerging markets. The fund may also invest in convertible debt securities. The fund can invest in
American Depositary Receipts, European Depositary Receipts, Global
Depositary Receipts or other securities convertible into securities of companies located in Far Eastern or Western Pacific countries. The fund can also invest up to 10% of its net assets in warrants. The fund may invest in high yield or “junk”
bonds. The fund may use derivatives to hedge its portfolio against investment, interest rate and currency risks or to seek to enhance returns. The derivatives that the fund may use include but are not limited to options on portfolio securities, stock or other financial index options, stock index futures, financial futures, currency options, currency futures, options on futures, indexed and inverse securities, swaps and forward foreign exchange transactions. The fund may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies

Latin America Fund	1.27%	The fund’s investment objective is to seek long term capital appreciation by investing at least 80% of its assets in Latin American equity and debt securities.
The fund considers Latin American markets to include Mexico, Central
America, South America and the Spanish speaking islands of the Caribbean, including Puerto Rico. The fund expects that a substantial portion of the fund’s investments will be in companies and governments in Argentina, Brazil, Chile,
Colombia, Mexico, Peru and Venezuela. The fund emphasizes equity securities
(which consist of common stock, preferred stock, securities convertible into common stock, and derivative securities or instruments such as options and futures, the value of which is based on a common stock or group of common stocks) of companies of any market capitalization located in Latin America. The fund may also buy debt securities issued by governmental entities, corporations, and financial institutions of these countries and supranational organizations.
The fund may use derivatives, including futures, options, indexed securities and inverse securities to hedge its portfolio against interest rate and currency risks.
The fund may invest uninvested cash balances in affiliated money market funds and may lend its portfolio securities. The fund may also invest in nonconvertible debt securities, including debt securities that are rated below investment grade (commonly known as “junk” bonds). The fund may engage in short sales, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the fund does not own declines in value.

Global Emerging Markets Fund	1.43%	The fund’s investment objective is to seek long-term capital appreciation by investing in securities of issuers in countries having smaller capital markets.
Under normal circumstances, the fund will invest at least 80% of its assets in equity securities (consisting of common stock, preferred stock, securities convertible into common stock, warrants, and derivative securities or instruments, such as indexed securities, options and futures, the value of which is based on a common stock or group of common stocks) of issuers located in countries with developing capital markets. The fund may also invest up to 20%
of its assets in non-convertible debt securities issued by companies and governments in these countries, including debt securities that are rated below investment grade (commonly known as “junk” bonds). The fund normally invests in at least three countries at any given time. The fund can invest in securities denominated in either U.S. dollars or foreign currencies. The fund may invest in derivative securities, including options on portfolio positions or currencies, financial and currency futures, options on such futures, forward foreign exchange transactions and indexed securities. The fund may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds.

International Opportunities Portfolio	1.24%	The fund seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities issued by international corporations or any market capitalization. The fund may invest up to 25% of its net assets in stocks of issuers in emerging market countries. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred securities. The fund may invest in shares of companies through initial public offerings (IPOs). The fund may invest in derivatives securities and instruments, such as options or futures on a security or an index or securities, or foreign currency transactions including swaps.

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About Your Investment

Buying Shares

Institutional Shares are offered without a sales charge to:

  Institutional and individual investors with a minimum investment of $2 million
  Certain qualified employee benefit plans
  Investors in selected fee-based programs
  Registered investment advisers with a minimum investment of $250,000
  Trust departments of PNC Bank and Merrill Lynch Trust Bank & Company FSB and their affiliates on behalf of clients for whom they act in a fiduciary capacity (excluding participant-directed employee benefit plans)
    otherwise have investment discretion or
    act as custodian for at least $2 million in assets
  Unaffiliated banks, thrifts or trust companies that have agreements with the Fund’s distributor
  Holders of certain Merrill Lynch-sponsored unit investment trusts (UITs) who reinvest dividends received from such UITs in shares of one or more BlackRock funds

Purchase orders may be placed by calling (800) 441-7762.

Investors who currently own Institutional Shares of the Portfolio may make additional purchases of Institutional Shares of the Portfolio except for investors holding shares through certain client accounts at financial intermediaries that are omnibus with the Fund and do not meet applicable minimums.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors’ money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10.

Purchase orders received by the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of the Portfolio as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open.

Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Non-U.S. securities and certain other securities held by the Portfolio may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price of your shares depends on the time that your order is received.

The price of each class of shares of the Portfolio is based on its NAV. The NAV for the Portfolio is calculated based on the NAVs of the underlying funds in which it invests and the value of the individual securities in which it invests. The Portfolio’s (and underlying fund’s) assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant subsequent event, the Portfolio values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund’s Board of Trustees. For example, the Portfolio will value a security that trades principally on a foreign market using the

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most recent closing market price from the market on which the security principally trades, unless, in BlackRock’s judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the Portfolio calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the Portfolio will use what it believes to be the fair value of the security as of the time the Portfolio calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security’s valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Portfolio’s NAV. As a result, the Portfolio’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Certain financial institutions may buy and sell Institutional Shares on behalf of their customers. The institutions may charge a fee for this service and may impose additional conditions on owning fund shares. Shareholders should contact their institutions for more information.

Paying for Shares

Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, at the discretion of the Fund, be made in the form of securities that are permissible investments for the Portfolio. If payment is not received by this time, you will be responsible for any loss to the Fund.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver’s license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of Institutional Shares is:

  $2 million for institutions and individuals
  $250,000 for registered investment advisers

The Fund has lower investment minimums for other categories of shareholders eligible to purchase Institutional Shares, including selected fee-based programs and qualified employee benefit plans, as set forth in the “Buying Shares” section.

The Fund does not accept third party checks as payment for shares.

The Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement. The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of the Portfolio at any time for any reason.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

Effective until October 1, 2008, BlackRock Distributors, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, an affiliate of BlackRock Advisors, LLC, serves as distributor of the Fund. Effective until October 1, 2008, all references in the Prospectus to the Distributor will be to BlackRock Distributors, Inc.

In accordance with the Plan, Institutional shares currently do not make such payments. The Fund, however, may enter into non-Plan agreements with brokers, dealers, financial institutions and industry professionals (including The PNC Financial Services Group, Inc., Merrill Lynch & Co., Inc. (Merrill Lynch), BlackRock and their affiliates) (Service Organizations) pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are in addition to, rather than in lieu of, fees the Fund pays to PNC Global Investment Servicing (U.S.) Inc., formerly known as PFPC Inc. (PNC GIS),

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the transfer agent and are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

The Plan permits BlackRock, BlackRock Investments, Inc. (the Distributor) and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Selling Shares

Shareholders may place redemption orders by telephoning (800) 441-7762. Shares are redeemed at the NAV per share next determined after receipt of the redemption order, minus any applicable redemption fee. See “Market Timing and Redemption Fees” below. The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the Portfolio’s custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the Portfolio’s custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Portfolio’s custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of the Fund, an earlier payment could adversely affect the Portfolio. No charge for wiring redemption payments is imposed by the Fund.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds, c/o PNC GIS, P.O. Box 9819, Providence, RI 02940.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder’s bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds, c/o PNC GIS, P.O. Box 9819, Providence, RI 02940.

The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as “market timing.” The Portfolio is not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor and Institutional Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of the Portfolio and its shareholders. For example, large flows of cash into and out of the Portfolio may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Portfolio’s investment goal. Frequent trading may cause the Portfolio to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce the Portfolio’s performance.

The Portfolio or an underlying fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Portfolio’s portfolio securities and the determination of the Portfolio’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Portfolio shares at a price that does not reflect their true value. A similar risk exists for the Portfolio or underlying funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield

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securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in “What Price Per Share Will You Pay?” above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Portfolio shares that it determines may be detrimental to the Portfolio or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Portfolio shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of Portfolio shares. It is not expected that shareholders would be harmed by such legitimate activities.

If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Portfolio. The Distributor has entered into agreements with respect to financial advisers, and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial advisers and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Portfolio’s shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund’s distributor may terminate such financial intermediary’s agreement with the distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

Each of BlackRock’s International Diversification Fund, EuroFund, Pacific Fund, Latin America Fund, Global Emerging Markets Fund and International Opportunities Portfolio will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund’s Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or distribution from a 529 plan; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and

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(v) certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to the Portfolio or long-term shareholders.

The Fund’s Rights

The Fund may:

  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,
  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the second paragraph in the section “Selling Shares” above,
  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and
  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder’s account in the Portfolio at any time if the net asset value of such account in the Portfolio falls below the required minimum initial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

Management

The Fund’s adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $1.357 trillion of assets under management as of December 31, 2007. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser to the Portfolio. While BlackRock is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates in making its portfolio decisions and management with respect to certain portfolio securities.

BlackRock and BFM will not receive any advisory or sub-advisory fees, respectively, from the Portfolio for their investment advisory and sub-advisory services.

A discussion regarding the basis for the Board of Trustees of the Fund approving the Portfolio’s investment advisory contracts will be available in the Portfolio’s semi-annual report to shareholders for the period ending December 31, 2008.

Information about the portfolio managers for the Portfolio is presented on page 8.

As stated above, BlackRock has agreed contractually to cap net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Portfolio as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Portfolio’s investments; and (iv) other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, if any) of each share class of the Portfolio at the levels shown in the Portfolio’s expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

23

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the Portfolio’s investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch, BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Portfolio. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments which the Portfolio directly and indirectly invests. Thus, it is likely that the Portfolio will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Portfolio and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Portfolio. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the Portfolio and may result in an Affiliate having positions that are adverse to those of the Portfolio. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Portfolio. As a result, an Affiliate may compete with the Portfolio for appropriate investment opportunities. The results of the Portfolio’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Portfolio could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Portfolio may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the Portfolio. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Portfolio. The Portfolio’s activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Portfolio may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Portfolio also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Portfolio or who engage in transactions with or for the Portfolio, and may receive compensation for such services. The Portfolio may also make brokerage and other payments to Affiliates in connection with the Portfolio’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the Portfolio to the extent that the Portfolio participates in the securities lending program. For these services, the lending agent may receive a fee from the Portfolio, including a fee based on the returns earned on the Portfolio’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Portfolio may lend its portfolio securities under the securities lending program.

The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

24

Dividends and Distributions

The Portfolio makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by the Portfolio are paid within ten days after the end of each month. The Fund’s Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Portfolio at least annually at a date determined by the Fund’s Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the Portfolio unless you instruct PNC GIS in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in the Portfolio shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.” Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of the Portfolio’s “net capital gain” will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the Portfolio. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Dividends paid with respect to interest on securities issued by the U.S. Government and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Portfolio will present in detail the tax status of your distributions for each year.

When you sell your shares of the Portfolio, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

If you do not provide the Portfolio with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Portfolio.

Exchange Privilege

Once you are a shareholder, you generally have the right to exchange Institutional Shares from one BlackRock fund to Institutional Shares of another to meet your changing financial needs. Please note that you can exchange only into a share class and fund that are open to new investors, unless you have a current account in a fund that is closed to new investors.

There is no required minimum amount with respect to exchanges of Institutional Shares. Institutional Shares of each BlackRock fund may be exchanged for Institutional shares of other funds which offer that class of shares, based on their respective net asset values. For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax or other financial adviser before making an exchange request.

Exchanges may be subject to the 2% redemption fee. See “Market Timing and Redemption Fees” above.

Investors who currently own Institutional Shares of a fund may make exchanges into Institutional Shares of other funds except for investors holding shares through certain client accounts at financial intermediaries that are omnibus with the Fund and do not meet applicable minimums.

25

There are several ways to make an exchange: you may call the Fund at (800) 441-7762 and speak with one of our representatives, make the exchange via the Internet by accessing your account online, or you may send a written request to us at BlackRock Funds c/o PNC GIS, P.O. Box 9819, Providence, RI 02940-8019. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling our Service Center. The Fund has the right to reject any telephone request for any reason.

The Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See “Market Timing and Redemption Fees” above.

The Fund reserves the right to modify, limit the use of, or terminate the exchange privilege at any time for any reason.

Important Notice Regarding Delivery of Shareholder Documents

The Portfolio delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Log into your account

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, Clients) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

26

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For more information:

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about the Portfolio’s investments. The annual report describes the Portfolio’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Portfolio investment strategies that significantly affected the Portfolio’s performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated September 24, 2008, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investment Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your registered representative or BlackRock Investment Services at (800) 441-7762.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds Mutual fund prospectus and literature can also be requested via this website.

Written Correspondence

BlackRock Funds
c/o PNC GIS
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Funds
c/o PNC GIS
101 Sabin Street
Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of the Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-05742

IDIV-PR-0109-INST

BlackRock
International Diversification Fund
R Shares

Prospectus
September 24, 2008

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

How to Find the	About BlackRock Funds	3
Information You Need	International Diversification Fund	4
	Risks of Underlying Funds and Direct Investments	8

Information About the	Description of Underlying Funds	17
Underlying Funds

About Your Investment	How to Buy/Sell Shares	19
	Dividends/Distributions/Taxes	25

How to Find the Information You Need

About BlackRock Funds

This is the BlackRock International Diversification Fund (the Portfolio) Prospectus. It has been written to provide you with the information you need to make an informed decision about whether to invest in BlackRock Funds (the Fund). The Fund’s investment adviser is BlackRock Advisors, LLC (BlackRock).

The Prospectus is organized so that the Portfolio has its own short section with important Portfolio facts. Also included are sections that describe the underlying funds the Portfolio may invest in, buying and selling shares, certain fees and expenses, shareholder features of the Portfolio and your rights as a shareholder.

If you have questions after reading the Prospectus, ask your registered representative for assistance. Your registered representative has been trained to help you decide which investments are right for you.

3

BlackRock International Diversification Fund

Investment Goal

The Portfolio’s investment goal is to seek long-term capital appreciation.

Primary Investment Strategies

In pursuit of this goal, under normal market conditions, the Portfolio will invest substantially all of its assets in BlackRock international equity mutual funds, called the “underlying funds” and may, on an opportunistic basis, invest up to 15% of its assets in exchange traded funds (ETFs). See “Information About the Underlying Funds — Description of Underlying Funds.”

The underlying funds are selected primarily to achieve the target equity style and geographic weighting allocations set by the management team on an ongoing basis. Factors such as fund classification, historical risk and performance, and the relationship to other underlying funds are considered in the selection process. In selecting underlying funds, the management team evaluates sectors of the international equity market including, but not limited to, securities of large, mid and small cap companies in both developed and emerging markets. The management team may shift the Portfolio’s assets among these various sectors based upon changing market conditions. While the weightings of the underlying funds may change based on the management team’s view of market conditions, the selection of the underlying funds is generally made with an attempt to achieve underlying holdings that represent a broad spectrum of worldwide issuers in the U.S. and international equity market, including issuers of large, mid, and small cap companies in both developed and developing markets. Securities and underlying funds are purchased for the Portfolio when the management team believes that they have the potential for above-average total return. Under normal market conditions the Portfolio, through its investments in underlying funds, will invest significantly (at least 40%) in companies (i) organized or located outside the U.S., (ii) whose primary trading market is located outside the U.S. or (iii) doing a substantial amount of business outside the U.S. The Portfolio through its investments in underlying funds will allocate its assets among various regions and countries, including the United States (but in no less than three different countries).

The Portfolio, at any time, may invest over 25% of its assets in any one or several of the underlying funds. The percentage of net assets of the Fund allocated to each underlying fund as of the end of the most recent month can be found in the fund summaries located at www.blackrock.com/funds. Information about each of the underlying funds can be found there or also on the SEC website at www.sec.gov.

The Portfolio may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The underlying funds may, to varying degrees, also invest in derivatives.

The Portfolio may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

It is possible that in extreme market conditions the Portfolio temporarily may invest some or all of its assets in high quality money market securities. Such a temporary defensive strategy would be inconsistent with the Portfolio’s primary investment strategies. The reason for acquiring money market securities would be to avoid market losses. However, if market conditions improve, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Portfolio’s opportunity to achieve its investment goal.

The Portfolio is a non-diversified portfolio under the Investment Company Act.

Should the Fund’s Board of Trustees determine that the investment goal of the Portfolio should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval.

4

Key Risks

Investing in the Portfolio involves risks, including the risk that investors may receive little or no return on their investment or that they may lose part or all of their investment. The Portfolio is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests. The Portfolio is also subject to the risks associated with the securities in which it invests directly. The Portfolio invests directly in underlying funds which invest in international equity securities (and in some cases international debt securities) and may, on an opportunistic basis, invest directly in exchange traded funds (ETFs). The principal risks of investing in the Portfolio are set forth below. Risks of investing in the underlying funds in which the Portfolio may invest are set forth in “Risks of Underlying Funds and Direct Investments”.

  Equity Securities Risk: The main risk of any investment in equity securities is that their prices fluctuate. The value of an investment can go up or down depending upon market conditions, which means you could lose money. Different kinds of stocks go in and out of favor depending on market conditions.
  Investments in Mutual Funds and ETFs: The Portfolio will invest substantially all of its assets in underlying BlackRock funds, so the Portfolio’s investment performance is directly related to the performance of the underlying funds. The Portfolio may also directly invest in ETFs. The Portfolio’s net asset value will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in the Portfolio will entail more direct and indirect costs and expenses than a direct investment in the underlying funds and ETFs. For example, the Portfolio indirectly pays a portion of the expenses (including operating expenses and management fees) incurred by the underlying funds and ETFs.
  One underlying fund may buy the same securities that another underlying fund sells. In addition, the Portfolio may buy the same securities that an underlying fund sells, or vice- versa. If this happens, an investor in the Portfolio would indirectly bear the costs of these transactions without accomplishing the intended investment purpose. Also, an investor in the Portfolio may receive taxable gains from portfolio transactions by an underlying fund, as well as taxable gains from transactions in shares of the underlying fund by the Portfolio. Certain of the underlying funds may hold the same portfolio securities, thereby reducing the diversification benefits of this Portfolio.

  In order to minimize expenses, the Portfolio intends to invest in the class of shares of each underlying fund with the lowest shareholder fees and net fund operating expenses. As the underlying funds or the Portfolio’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Portfolio may increase or decrease.

  Allocation Risk: The Portfolio’s ability to achieve its investment goal depends upon BlackRock’s skill in determining the Portfolio’s strategic asset class allocation and in selecting the best mix of underlying funds and direct investments. There is a risk that BlackRock’s evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds’ performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Portfolio. If an underlying fund were to change its investment objective or policies, the Portfolio might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

  Affiliated Fund Risk: In managing the Portfolio, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Portfolio and is legally obligated to act in the Portfolio’s best interests when selecting underlying funds.

  Non-Diversified Status: Because the Portfolio invests substantially all of its assets in shares of underlying funds, it is considered “non-diversified” under the Investment Company Act. Generally, a non-diversified fund may be affected more than a diversified fund by a change in the financial condition, or the financial market’s assessment of the financial condition, of a company whose securities are held by the fund.

  Non-U.S. Securities Risk: Non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or of interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non- dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than

5

comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non- U.S. securities may be more difficult for the Portfolio to value accurately than U.S. securities.
  Emerging Markets Risk: Political and economic structures in emerging markets countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described in “Non-U.S. Securities Risk” above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past and may do so again in the future, as a result of economic and political turmoil in many of these countries.
  Small and Mid-Cap Securities Risk: Small and mid-cap companies may have limited product lines, markets and financial resources and may be dependent upon a more limited management group than larger capitalized companies. The securities of small and mid-cap companies generally trade at lower volumes, are subject to more unpredictable price changes, and may be more sensitive to changes in interest rates, borrowing costs and earnings than larger cap securities or the market as a whole.

  Derivatives Risk: The Portfolio’s use of derivatives may reduce the Portfolio’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately. The Portfolio could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Portfolio’s derivatives positions to lose value.

For a more complete description of the risks associated with investments in the underlying funds and securities in which the Portfolio may invest directly, see “Risks of Underlying Funds and Direct Investments.”

Risk / Return Information

The Portfolio is newly organized and therefore no performance information is presented.

6

Expenses and Fees

IMPORTANT DEFINITIONS

Advisory Fees: Fees paid to the investment adviser for portfolio management services.

Distribution Fees: Fees paid to the Portfolio’s distributor, BlackRock and service organizations for distribution of Portfolio shares and related sales support services.

Other Expenses: Include administration, transfer agency, custody, professional fees and registration fees.

Service Fees: Fees that are paid to service organizations that provide services to shareholders.

Service Organizations: Brokers, dealers, financial institutions and industry professionals that provide support services to their customers who own shares of the Fund.

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of Portfolio assets.

The tables below describes the fees and expenses that you may pay if you buy and hold R Shares of the Portfolio. The “Annual Fund Operating Expenses” table may not reflect expenses of the Portfolio after May 1, 2010.

Shareholder Fees (Fees paid directly from your investment)

Redemption Fee*	2.00%
(as a percentage of amount redeemed)

Annual Fund Operating Expenses
(Expenses that are deducted from Portfolio assets)

Management fees	None

Distribution and/or Service (12b-1) fees	0.50%

Other expenses[1]	0.73%

Acquired fund (underlying fund) fees and expenses[1,2]	1.04%

Total annual fund operating expenses	2.27%

Fee waivers and expense reimbursements[3]	(0.53%)

Net expenses[3]	1.74%

*	Fee applies only to shares that are redeemed or exchanged within 30 days of purchase.

[1]	The Portfolio is newly organized and, accordingly, “Other expenses” and “Acquired fund (underlying fund) fees and expenses” are based on estimated amounts for the current fiscal year.

[2]	The Portfolio’s shareholders indirectly bear the expenses of the underlying funds in which the Portfolio invests. Underlying fund expenses are based on the allocation of the Portfolio’s assets among underlying funds and will vary with changes in allocations and underlying fund expenses. For the estimated expense ratio of each of the underlying funds, see “Information About the Underlying Funds — Description of Underlying Funds.”

[3]	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit direct Portfolio expenses to 0.70% (excluding interest expense, acquired fund (underlying fund) fees and expenses and certain other Portfolio expenses) of average daily net assets until May 1, 2010. The expense waiver or reimbursement applies to direct Portfolio expenses only, not expenses attributable to investments in underlying funds. The Portfolio may have to repay some of these waivers and reimbursements to BlackRock in the following two years. See the “Management” section for a discussion of these waivers and reimbursements.

7

Example:

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

R Shares	$177	$659

Fund Management

The Portfolio management team is led by Ewen Cameron Watt, Managing Director of BlackRock Advisors, LLC (BlackRock) and Philip Green, Managing Director of BlackRock. Mr. Cameron Watt and Mr. Green have managed the Portfolio since its inception.

Mr. Ewen Cameron Watt is a lead portfolio manager within BlackRock’s Multi-Asset Portfolio Strategies (MAPS) group, a position he has held since 2002. The MAPS group is responsible for developing, assembling and managing investment solutions involving multiple strategies and asset classes. Mr. Cameron Watt is a portfolio manager of the BlackRock Global Funds Conservative Allocation Fund, a position he has held since 2004.  Since 2002 he has also been a portfolio manager of the BlackRock Target Return strategy.  He has been a member of the Independent Oversight Committee of BlackRock’s fiduciary business since 2005, Chairman of BlackRock’s Central Strategy Group since 2006 and a member of the MAPS management team since 2007. Mr. Cameron Watt joined BlackRock following the merger with Merrill Lynch Investment Managers, L.P. (MLIM) in 2006. At MLIM, he was chair of MLIM’s Central Strategy Group from 2000 to 2006 and was responsible for asset allocation and multi-manager products, the economics team and investment research. He also managed a range of active asset allocation-based funds and was a member of MLIM’s Global Investment Committee from 2001 to 2005.

Mr. Green is a member of BlackRock’s MAPS group. Mr. Green joined BlackRock following the merger with MLIM in 2006. At MLIM, he was responsible for asset allocation and a number of quantitative equity strategies with the Quantitative Advisors group. Prior to joining MLIM in 1999, Mr. Green was a senior portfolio manager at Bankers Trust Company and led the global asset allocation and managed futures and currency overlay groups.

The Statement of Additional Information (SAI) provides additional information about the Portfolio managers’ compensation, other accounts managed by the Portfolio managers, and the Portfolio managers’ ownership of securities in the Portfolio.

Risks of Underlying Funds and Direct Investments

By owning shares of underlying funds, the Portfolio indirectly invests, to varying degrees, in equity securities of U.S. and non-U.S. companies, including small and medium sized companies and, to a lesser extent, in fixed-income securities. In addition, the underlying funds may invest in derivatives. The Portfolio is also subject, to varying degrees, to the risk associated with direct investments in exchange traded funds (ETFs) that the Portfolio may invest in on an opportunistic basis. The risks set forth below are the principal risks of investing in the underlying funds. The principal risks of investing in the Portfolio are set forth beginning on page 3 of this Prospectus. In the following discussion, references to a “fund” shall mean any one or more of the relevant underlying funds and the Portfolio, where applicable.

Market Risk and Selection Risk

Market risk is the risk that one or more markets in which a fund invests will go down in value, including the possibility that a market will go down sharply and unpredictably. Selection risk is the risk that the securities that the management team selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Value Investing Style Risk

Certain of the underlying funds follow an investing style that favors value investments. Historically, value investments have performed best during periods of economic recovery. therefore, the value investing style may over time go in and out of favor. At time when the value investing style is out of favor, the funds may underperform other equity funds that use different investing styles.

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Investing in Equities

The main risk of any investment in equity securities is that their prices fluctuate. The value of your investment can go up or down depending upon market conditions, which means you could lose money. The value of equity securities may decline due to developments relating to the issuer, industry factors or general market conditions. Equity securities generally have greater price volatility than fixed income securities.

Foreign Securities Risk

Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that a fund will lose money. In particular, a fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more different for a fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair a fund’s ability to purchase or sell foreign securities or transfer assets or income back into the United States, or otherwise adversely affect a fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States.

Currency Risk — Securities and other instruments in which a fund invests may be denominated or quoted in securities other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of a fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as in the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for fund management to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the United States — A fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit a fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a fund to buy, sell and hold securities in certain foreign markets than in the United States. The increase expense of investing in foreign markets reduces the amount a fund can earn on its investments and typically results in a higher operating expense ratio for a fund than for investment companies invested only in the United States.
Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

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At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a fund to carry out transactions. If a fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security declines or, if it has contracted to sell the security to another party, a fund could be liable for any losses incurred.

Emerging Markets Risk

The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Convertible Securities

Convertible securities generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock. The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

Investments in a Particular Geographic Region or Country

Latin America

The economies of Latin American countries have in the past experienced considerable difficulties, including high inflation rates and high interest rates. The emergence of the Latin American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the development of the Latin American economies.

Some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. In addition, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a fund invests and, therefore, the value of fund shares. As noted, in the past, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies. Inflation and rapid fluctuations in inflation rates have had, and could, in the future, have very negative effects on the economies and securities markets of certain Latin American countries.

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Substantial limitations may exist in certain countries with respect to a fund’s ability to repatriate investment income, capital or the proceeds of sales of securities. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the fund of any restrictions on investments.

Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on a fund’s investments in Latin America generally or in specific countries participating in such trade agreements.

Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts and political and social instability. Legal remedies available to investors in certain Latin American countries may be less extensive than those available to investors in the United States or other foreign countries.

Asia-Pacific Countries

In addition to the risks of investing in non-U.S. securities and the risks of investing in emerging markets, the developing market Asia-Pacific countries are subject to certain additional or specific risks. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy.

Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company.

Japan

The Japanese economy may be affected by turmoil in other Asian countries.

Europe

Any adverse developments in connection with the ongoing development of the Economic and Monetary Union (EMU) could potentially destabilize the EMU and/or could adversely affect a fund’s European investments.

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Russia

Because of the relatively recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a shareholder to lose its registration through fraud, negligence or mere oversight.

Geographic Concentration Risk

A fund may invest from time to time a substantial amount of its assets in issuers located in a single country or a limited number of countries. If a fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. A fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

Interest Rate Risk

Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. It is also possible that a bond issuer could default on principal or interest payments, causing a loss for a fund.

Credit Risk

Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds.

Non-Diversification

Some funds are non-diversified portfolios under the Investment Company Act, which means that fund performance is more dependent on the performance of a smaller number of securities and issuers than in a diversified portfolio. The change in value of any one security may affect the overall value of these funds more than it would a diversified fund’s.

Small Cap and Emerging Growth Securities

Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Fund’s investment in a small cap or emerging growth company may lose substantial value.

The securities of small cap or emerging growth companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, small cap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap and emerging growth securities requires a longer term view.

Mid-Capitalization Companies

There is more business risk in investing in mid-capitalization companies than in larger, better capitalized companies. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies.

Initial Public Offerings

Initial public offerings (IPOs) and companies that have recently gone public have the potential to produce substantial gains for a fund. However, there is no assurance that a fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. The investment performance of a fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as the fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

Debt Securities Risk

Debt securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Debt securities are also subject to interest rate

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risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Non-investment Grade Securities

Non-investment grade securities (high yield or junk bonds) carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market values may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Companies that issue high yield securities are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bondholder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also impact the market for lower-rated securities and the funds that invest in them. The market for high yield securities is not as liquid as the market for higher rated securities. This means that it may be harder to buy and sell high yield securities, especially on short notice, and high yield securities may be more difficult for the fund to value accurately than higher rated securities. The market could also be impacted by legal or tax changes.

If a fund invests in high yield securities that are rated C or below, the fund will incur significant risk in addition to the risks generally associated with investments in high yield securities. Distressed securities frequently do not produce income while they are outstanding. Some funds may purchase distressed securities that are in default or the issuers of which are in bankruptcy. These funds may be required to bear certain extraordinary expenses in order to protect and recover its investment. These funds also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

The expenses of a fund investing in high yield securities will be higher than those of mutual funds investing primarily in investment grade securities. The costs of investing in the high yield market are usually higher for several reasons, such as the higher costs for investment research and higher commission costs.

Investment Grade Securities

Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Rule 144A Securities

A fund’s investment in Rule 144A securities could have the effect of increasing the level of illiquidity in the fund during any period that qualified institutional buyers become uninterested in purchasing these types of securities.

Non-dollar and Non-U.S. Securities

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of or interest paid on non-dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be impacted by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. Non-dollar denominated and non-U.S. securities may be more difficult for the fund to value accurately than U.S. securities.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow a fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Some funds may, from time to time, invest more than 25% of their assets in securities whose issuers are located in a single country. These investments would make a fund more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.

The expenses of a fund that invests substantially in non-U.S. securities can be expected to be higher than those of other funds investing primarily in domestic securities because the costs attributable to investing abroad are usually higher.

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U.S. Companies that Generate Revenue Abroad

Many U.S. companies in which a fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

Derivatives

A fund may use derivative instruments to hedge its investments. Derivatives allow a fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including:

Credit Risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a fund.

Currency Risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investments. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

A fund may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which a fund uses a derivative to offset the risks associated with other fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A fund is not required to use hedging and may choose not to do so.

Borrowing and Leverage Risk

A fund may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions. Borrowing may exaggerate changes in the net asset value of fund shares and in the return on a fund’s portfolio. Borrowing will cost a fund interest expense and other fees. The costs of borrowing may reduce a fund’s return. Certain derivative securities that a fund may buy or other techniques that a fund may use may create leverage, including, but not limited to, when-issued securities, forward commitments and futures contracts and options.

Depositary Receipts

A fund may invest in securities of foreign issuers in the form of depositary receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Illiquid Securities

A fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. If a fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities

Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

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Restricted securities may be illiquid. A fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, a fund may get only limited information about the issuer of a restricted security, so it may be less able to predict a loss. In addition, if fund management receives material nonpublic information about the issuer, a fund may as a result be unable to sell the securities.

Swap Agreements

Swap agreements involve the risk that the party with whom a fund has entered into the swap will default on its obligation to pay a fund and the risk that a fund will not be able to meet its obligations to pay the other party to the agreement.

Securities Lending

A fund may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a fund may lose money and there may be a delay in recovering the loaned securities. A fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for a fund.

Warrants

A warrant gives a fund the right to buy stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. A fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if a fund is able to exercise it or sell it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

When Issued and Delayed Delivery Securities and Forward Commitments

A fund may purchase or sell securities that it is entitled to receive on a when issued basis. A fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. When issued and delayed delivery securities and forward commitments involve the risk that the security a fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, a fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Indexed and Inverse Securities

A fund may invest in securities the potential return of which is directly related to changes in an underlying index, known as indexed securities. The return on indexed securities will rise when the underlying index rises and fall when the index falls. A fund may also invest in securities whose return is inversely related to changes in an interest rate or index (“inverse securities”). In general, the return on inverse securities will decrease when the underlying index or interest rate goes up and increase when that index or interest rate goes down. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and a fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way fund management does not anticipate.

Sovereign Debt

A fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Standby Commitment Agreements

Standby commitment agreements commit a fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to a fund at the option of the issuer. Standby commitment agreements involve the risk that the security a fund buys will lose value prior to its delivery to a fund and will no longer be worth what a fund has agreed to pay for it. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, a fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

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Repurchase Agreements, Purchase and Sale Contracts

A fund may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts also provide that the purchaser receives any interest on the security paid during the period. If a repurchase agreement or purchase and sale contract is not denominated in U.S. dollars, a fund’s return may be affected by currency fluctuations. If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, a fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, a fund may lose money.

Investment in Other Investment Companies and Venture Capital Funds

A fund may invest in other investment companies, including exchange traded funds, and in venture capital funds. As with other investments, investments in other investment companies and venture capital funds are subject to market and selection risk. In addition, if a fund acquires shares of investment companies or of venture capital funds, shareholders bear both their proportionate share of expenses in a fund (including management and advisory fees) and, indirectly, the expenses of the investment companies and venture capital funds. Investment in venture capital funds involves a substantial risk that a fund may lose its entire investment.

Short Sales

Because making short sales in securities that it does not own exposes a fund to the risks associated with those securities, such short sales involve speculative exposure risk. A fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which a fund replaces the borrowed security. A fund will realize a gain if the security declines in price between those dates. As a result, if a fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that a fund will be able to close out a short sale position at any particular time or at an acceptable price. Although a fund’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. A fund may also pay transaction costs and borrowing fees in connection with short sales.

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Information About the Underlying Funds

Description of Underlying Funds

The Portfolio may invest in any of the underlying funds. The following table sets forth (i) the names of the underlying funds, (ii) unless otherwise noted, the expense ratio for the last fiscal year of the master fund or share class in which the Portfolio invests (i.e., either Institutional Shares or BlackRock Shares as available), and (iii) brief descriptions of the underlying funds’ investment goals and primary investment strategies. The list of underlying funds is subject to change at the discretion of BlackRock. Prospectuses for any of these underlying funds can be accessed at www.blackrock.com/funds or obtained by calling (800) 441-7762. In addition to the Underlying Funds, the Portfolio may also invest uninvested cash balances in affiliated money market funds.

Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies

EuroFund	1.01%	The fund’s investment goal is to seek capital appreciation primarily through investment in equities of corporations domiciled in European countries. Under normal circumstances, the fund will invest at least 80% of its assets in equity securities, including common stock and convertible securities, of companies located in Europe. The fund expects that a majority of the fund’s assets will be invested in equity securities of companies in Western European countries such as the United Kingdom, Germany, Greece, Luxembourg, the Netherlands, Switzerland, Sweden, France, Italy, Belgium, Norway, Denmark, Finland, Portugal, Austria and Spain. The fund may also invest in Eastern European countries. The fund may also lend its portfolio securities and may invest uninvested cash balances in affiliated money market funds. The fund may use derivatives including futures, options on futures, forwards, options and indexed securities.

Pacific Fund	0.88%	The fund’s investment objective is to seek long-term capital appreciation primarily through investment in equity securities of corporations domiciled in Far Eastern or Western Pacific countries, including Japan, Australia, Hong Kong, Taiwan, Singapore, South Korea and India. Under normal circumstances, the fund will invest at least 80% of its assets in a portfolio of equity securities of companies located in Far Eastern or Western Pacific countries. These securities will generally be common stock. Many of the companies in which the Fund invests are located in markets generally considered to be emerging markets. The fund may also invest in convertible debt securities. The fund can invest in American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other securities convertible into securities of companies located in Far Eastern or Western Pacific countries. The fund can also invest up to 10% of its net assets in warrants. The fund may invest in high yield or “junk” bonds. The fund may use derivatives to hedge its portfolio against investment, interest rate and currency risks or to seek to enhance returns. The derivatives that the fund may use include but are not limited to options on portfolio securities, stock or other financial index options, stock index futures, financial futures, currency options, currency futures, options on futures, indexed and inverse securities, swaps and forward foreign exchange transactions. The fund may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds.

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Fund Name	Estimated Expense Ratio	Investment Goal and Primary Investment Strategies

Latin America Fund	1.27%	The fund’s investment objective is to seek long term capital appreciation by investing at least 80% of its assets in Latin American equity and debt securities. The fund considers Latin American markets to include Mexico, Central America, South America and the Spanish speaking islands of the Caribbean, including Puerto Rico. The fund expects that a substantial portion of the fund’s investments will be in companies and governments in Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. The fund emphasizes equity securities (which consist of common stock, preferred stock, securities convertible into common stock, and derivative securities or instruments such as options and futures, the value of which is based on a common stock or group of common stocks) of companies of any market capitalization located in Latin America. The fund may also buy debt securities issued by governmental entities, corporations, and financial institutions of these countries and supranational organizations. The fund may use derivatives, including futures, options, indexed securities and inverse securities to hedge its portfolio against interest rate and currency risks. The fund may invest uninvested cash balances in affiliated money market funds and may lend its portfolio securities. The fund may also invest in nonconvertible debt securities, including debt securities that are rated below investment grade (commonly known as “junk” bonds). The fund may engage in short sales, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the fund does not own declines in value.

Global Emerging Markets Fund	1.43%	The fund’s investment objective is to seek long-term capital appreciation by investing in securities of issuers in countries having smaller capital markets. Under normal circumstances, the fund will invest at least 80% of its assets in equity securities (consisting of common stock, preferred stock, securities convertible into common stock, warrants, and derivative securities or instruments, such as indexed securities, options and futures, the value of which is based on a common stock or group of common stocks) of issuers located in countries with developing capital markets. The fund may also invest up to 20% of its assets in non-convertible debt securities issued by companies and governments in these countries, including debt securities that are rated below investment grade (commonly known as “junk” bonds). The fund normally invests in at least three countries at any given time. The fund can invest in securities denominated in either U.S. dollars or foreign currencies. The fund may invest in derivative securities, including options on portfolio positions or currencies, financial and currency futures, options on such futures, forward foreign exchange transactions and indexed securities. The fund may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds.

International Opportunities Portfolio	1.24%	The fund seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in equity securities issued by international corporations or any market capitalization. The fund may invest up to 25% of its net assets in stocks of issuers in emerging market countries. The fund primarily buys common stock but can also invest in preferred stock and securities convertible into common and preferred securities. The fund may invest in shares of companies through initial public offerings (IPOs). The fund may invest in derivatives securities and instruments, such as options or futures on a security or an index or securities, or foreign currency transactions including swaps.

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About Your Investment

Buying Shares

R Shares are available only to certain authorized qualified employee benefit plans. If you buy R Shares, you will pay neither an initial sales charge nor a contingent deferred sales charge. However, Class R shares are subject to a distribution fee of 0.25% per year and a shareholder servicing fee of 0.25% per year.

What Price Per Share Will You Pay?

The price of mutual fund shares generally changes every day the New York Stock Exchange (NYSE) is open (business day). A mutual fund is a pool of investors’ money that is used to purchase a portfolio of securities, which in turn is owned in common by the investors. Investors put money into a mutual fund by buying shares. If a mutual fund has a portfolio worth $50 million and has 5 million shares outstanding, the net asset value (NAV) per share is $10. When you buy R Shares you pay the NAV per share.

Purchase orders received by the close of regular trading on the NYSE (currently 4 p.m. (Eastern time)) on each day the NYSE is open will be priced based on the NAV calculated at the close of trading on that day. NAV is calculated separately for each class of shares of the Portfolio as of the close of business on the NYSE, generally 4 p.m. (Eastern time), each day the NYSE is open.

Shares will not be priced on days the NYSE is closed. Purchase orders received after the close of trading will be priced based on the next calculation of NAV. Non-U.S. securities and certain other securities held by the Portfolio may trade on days when the NYSE is closed. In these cases, net asset value of shares may change when fund shares cannot be bought or sold.

Since the NAV changes daily, the price you pay for your shares depends on the time that your order is received by PNC Global Investment Servicing (U.S.) Inc., formerly known as PFPC Inc. (PNC GIS), by the Fund’s transfer agent, whose job it is to keep track of shareholder records.

The price of each class of shares of the Portfolio is based on its NAV. The NAV for the Portfolio is calculated based on the NAVs of the underlying funds in which it invests and the value of the individual securities in which it invests. The Portfolio’s (and underlying fund’s) assets are valued primarily on the basis of market quotations. Certain short-term debt securities are valued on the basis of amortized cost. When a determination is made that market quotations are not readily available, including, but not limited to, when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), (v) the security is thinly traded or (vi) there has been a significant subsequent event, the Portfolio values the affected securities at fair value as determined by BlackRock pursuant to procedures adopted by the Fund’s Board of Trustees. For example, the Portfolio will value a security that trades principally on a foreign market using the most recent closing market price from the market on which the security principally trades, unless, in BlackRock’s judgment, a significant event subsequent to the market close has rendered such market closing price unreliable. Because significant events could affect the value of a foreign security between the close of the foreign market where the security is principally traded and the time the Portfolio calculates its NAV, such closing price may not be reflective of current market conditions. In this case, the Portfolio will use what it believes to be the fair value of the security as of the time the Portfolio calculates its NAV.

Fair value represents a good faith approximation of the value of a security. A security’s valuation may differ depending on the method used for determining value. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Portfolio’s NAV. As a result, the Portfolio’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

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Paying for Shares

Payment for an order must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. If payment is not received by this time, the order will be canceled and you and your financial intermediary will be responsible for any loss to the Fund.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person who opens an account. When opening an account, you will be asked for your name, address, date of birth and other information that will allow the Fund to identify you. The Fund may also ask to see other identifying documents such as a driver’s license (for individuals) or Articles of Incorporation or other formation documents (for institutions). The Fund may use a third party to obtain and verify this information. The Fund may not be able to establish an account, or it may close your existing account and/or redeem your shares involuntarily, if you do not provide sufficient information within the relevant time periods.

How Much is the Minimum Investment?

The minimum investment for the initial purchase of R Shares is $100. There is a $50 minimum for all subsequent investments. The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of any share class of any fund at any time for any reason.

Distribution and Service Plan

The Fund has adopted a plan (the Plan) that allows the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

Effective until October 1, 2008, BlackRock Distributors, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, an affiliate of BlackRock Advisors, LLC, serves as distributor of the Fund. Effective until October 1, 2008, all references in the Prospectus to the Distributor will be to BlackRock Distributors, Inc.

Under the Plan, R Shares pay a fee (distribution fees) to BlackRock Investments, Inc. (the Distributor) and/or affiliates of PNC Bank or Merrill Lynch (including BlackRock) for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of PNC Bank or Merrill Lynch (including BlackRock) for sales support services provided in connection with the sale of R Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC Bank, Merrill Lynch and their affiliates) (Service Organizations) for sales support services and related expenses. All R Shares pay a maximum distribution fee of .25% per year of the average daily net asset value of each fund attributable to R Shares.

Under the Plan, the Fund also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own R Shares in return for these fees. The Fund may pay a shareholder servicing fee of up to .25% per year of the average daily net asset value of R Shares of a fund. All R Shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Service Organizations (including BlackRock) may provide one or more of the following services to their customers who own R Shares:

(1)	Responding to customer questions on the services performed by the Service Organization and investments in R Shares;

(2)	Assisting customers in choosing and changing dividend options, account designations and addresses; and

(3)	Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plan are fees payable for the administration and servicing of shareholder accounts and not costs which are primarily intended to result in the sale of a fund’s shares.

Because the fees paid by the Fund under the Plan are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

For more information on the Plan, including a complete list of services provided thereunder, see the SAI.

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial.

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The Plan permits BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Service Organization for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

Selling Shares

Authorized qualified employee benefit plan participants may redeem R Shares in accordance with the procedures applicable to their plan accounts. These procedures will vary according to the type of account and the plan involved and customers should consult their account managers in this regard. Authorized qualified employee benefit plans are responsible for transmitting redemption orders to PNC GIS and crediting their customers’ accounts with redemption proceeds on a timely basis.

Authorized qualified employee benefit plans may place redemption orders by telephoning (800) 441-7762. Shares are redeemed at the NAV per share next determined after receipt of the redemption order minus any applicable redemption fee. See “Market Timing and Redemption Fees” below. The Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that the Portfolio’s custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when the Portfolio’s custodian is closed is normally wired in Federal funds on the next business day following redemption on which the Portfolio’s custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgement of the Fund, an earlier payment could adversely affect the Portfolio. No charge for wiring redemption payments is imposed by the Fund, although plans may charge their customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by customers from their plans.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Redemption requests may also be mailed to BlackRock Funds, c/o PNC GIS, P.O. Box 9819, Providence, RI 02940.

The Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder’s bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to BlackRock Funds, c/o PNC GIS, P.O. Box 9819, Providence, RI 02940.

The Fund may refuse a telephone redemption request if it believes it is advisable to do so.

Market Timing and Redemption Fees

The Board of Trustees of the Fund has determined that the interests of long-term shareholders and the Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations—also known as “market timing.” The Portfolio is not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor and Institutional Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of the Portfolio and its shareholders. For example, large flows of cash into and out of the Portfolio may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Portfolio’s investment goal. Frequent trading may cause the Portfolio to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce the Portfolio’s performance.

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The Portfolio or an underlying fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Portfolio’s portfolio securities and the determination of the Portfolio’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Portfolio shares at a price that does not reflect their true value. A similar risk exists for the Portfolio or underlying funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in “What Price Per Share Will You Pay?” above.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Portfolio shares that it determines may be detrimental to the Portfolio or long-term shareholders. The Board of Trustees has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Portfolio shares because legitimate strategies, such as asset allocation, dollar cost averaging or similar activities, may result in frequent trading of Portfolio shares. It is not expected that shareholders would be harmed by such legitimate activities.

If, as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Portfolio. The Distributor has entered into agreements with respect to financial advisers, and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial advisers and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Portfolio’s shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund’s distributor may terminate such financial intermediary’s agreement with the distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

Each of BlackRock’s International Diversification Fund, EuroFund, Pacific Fund, Latin America Fund, Global Emerging Markets Fund and International Opportunities Portfolio will automatically assess and retain a fee of 2% of the current NAV, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions).

A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Portfolio A are exchanged for shares of Portfolio B 20 days after the purchase of the Portfolio A shares, followed in 20 days by an exchange of the Portfolio B shares for shares of Portfolio C, will be subject to two redemption fees (one on each exchange).

The redemption fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by: (i) accounts of asset allocation programs or wrap programs whose trading practices are determined by the Fund not to be detrimental to a fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-

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directed trading and other programs with similar characteristics); (ii) accounts of shareholders who have died or become disabled; (iii) shareholders redeeming or exchanging shares through the Fund’s Systematic Withdrawal Plan, Systematic Exchange Plan or in connection with required distributions from an IRA, 401(k) plan, 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account, or distribution from a 529 plan; (iv) shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans; and (v) certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship. The Fund reserves the right to modify or eliminate these waivers at any time.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to the Portfolio or long-term shareholders.

The Fund’s Rights

The Fund may:

  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act,

  Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or as described in the second paragraph in the section “Selling Shares” above,

  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below, and

  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act.

Accounts with Low Balances

The Fund may redeem a shareholder’s account in the Portfolio at any time if the net asset value of such account in the Portfolio falls below the required minimum initial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Management

The Fund’s adviser is BlackRock Advisors, LLC (BlackRock). BlackRock was organized in 1994 to perform advisory services for investment companies and is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $1.357 trillion of assets under management as of December 31, 2007. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. BlackRock Financial Management, Inc. (BFM), an affiliate of BlackRock located at 40 E. 52nd Street, New York, NY 10022, acts as sub-adviser to the Portfolio. While BlackRock is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates in making its portfolio decisions and management with respect to certain portfolio securities.

BlackRock and BFM will not receive any advisory or sub-advisory fees, respectively, from the Portfolio for their investment advisory and sub-advisory services.

A discussion regarding the basis for the Board of Trustees of the Fund approving the Portfolio’s investment advisory contracts will be available in the Portfolio’s semi-annual report to shareholders for the period ending December 31, 2008.

Information about the portfolio managers for the Portfolio is presented on page 8.

As stated above, BlackRock has agreed contractually to cap net expenses (excluding (i) interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Portfolio as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Portfolio’s investments; and (iv) other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, if any) of each share class of the Portfolio at the levels shown in the Portfolio’s expense table.

To achieve this cap, BlackRock and the Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares and requires BlackRock to waive or reimburse fees or expenses if these operating expenses exceed that limit.

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If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock are less than the expense limit for that share class, the share class is required to repay BlackRock up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio of which the share class is a part has more than $50 million in assets, (2) BlackRock or an affiliate serves as the Portfolio’s investment adviser or administrator and (3) the Board of Trustees of the Fund has approved in advance the payments to BlackRock at the previous quarterly meeting of the Board.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch, BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with BlackRock, the Affiliates)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Portfolio. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments which the Portfolio directly and indirectly invests. Thus, it is likely that the Portfolio will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Portfolio and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Portfolio. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the Portfolio and may result in an Affiliate having positions that are adverse to those of the Portfolio. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Portfolio. As a result, an Affiliate may compete with the Portfolio for appropriate investment opportunities. The results of the Portfolio’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Portfolio could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Portfolio may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact the Portfolio. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Portfolio. The Portfolio’s activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Portfolio may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. The Portfolio also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Portfolio or who engage in transactions with or for the Portfolio, and may receive compensation for such services. The Portfolio may also make brokerage and other payments to Affiliates in connection with the Portfolio’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the Portfolio to the extent that the Portfolio participates in the securities lending program. For these services, the lending agent may receive a fee from the Portfolio, including a fee based on the returns earned on the Portfolio’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Portfolio may lend its portfolio securities under the securities lending program.

The activities of BlackRock or its Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

24

Dividends and Distributions

The Portfolio makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by the Portfolio are paid within ten days after the end of each month. The Fund’s Board of Trustees may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Portfolio at least annually at a date determined by the Fund’s Board of Trustees.

Your distributions will be reinvested at net asset value in new shares of the same class of the Portfolio unless you instruct PNC GIS in writing to pay them in cash. There are no sales charges on these reinvestments.

If you invest in the Portfolio shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.” Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

Taxation of Distributions

Distributions paid out of the Portfolio’s “net capital gain” will be taxed to shareholders as long-term capital gain, regardless of how long a shareholder has owned shares. Distributions of net investment income and net short-term capital gains will generally be taxed to shareholders as ordinary income. However, individual shareholders who satisfy certain holding period requirements and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the Portfolio. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Dividends paid with respect to interest on securities issued by the U.S. Government and its agencies may also be exempt from some types of state and local taxes.

Your annual tax statement from the Portfolio will present in detail the tax status of your distributions for each year.

When you sell your shares of the Portfolio, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

If you do not provide the Portfolio with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Portfolio.

Retirement Plans

BlackRock offers individual retirement accounts (IRAs), rollover IRAs and 403(b) plans where The PNC Financial Services Group, Inc. or any of its affiliates acts as custodian. For more information about applications or annual fees, please contact BlackRock Funds c/o PNC GIS, at P.O. Box 9819, Providence, Rhode Island 02940-8019, or call (800) 441-7762. Investors will be charged an annual fee of $15 for all of the IRA and 403(b) accounts they have under their Social Security number (therefore if you own a 403(b) account, a Roth IRA, a Traditional IRA and a Rollover IRA, you would only be charged one $15 fee). In addition, 403(b) accounts will be charged a separate loan application/processing fee of $25. To determine if you are eligible for an IRA or 403(b) plan and whether an IRA or 403(b) plan is appropriate for you, you should consult with a tax adviser.

Statements

Every shareholder automatically receives quarterly account statements. In addition, for tax purposes, shareholders also receive a yearly statement describing the characteristics of any dividends or other distributions received.

25

Important Notice Regarding Delivery of Shareholder Documents

The Portfolio delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on the Fund’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Log into your account

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, Clients) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

26

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For more information:

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about the Portfolio’s investments. The annual report describes the Portfolio’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Portfolio investment strategies that significantly affected the Portfolio’s performance for the last fiscal year.

Statement of Additional Information (SAI)

A Statement of Additional Information, dated September 24, 2008, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus.

BlackRock Investment Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 441-7762.

Purchases and Redemptions

Call your registered representative or BlackRock Investment Services at (800) 441-7762.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/funds Mutual fund prospectus and literature can also be requested via this website.

Written Correspondence

BlackRock Funds
c/o PNC GIS
PO Box 9819
Providence, RI 02940-8019

Overnight Mail

BlackRock Funds
c/o PNC GIS
101 Sabin Street
Pawtucket, RI 02860

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), Monday-Friday. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of the Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549.

INVESTMENT COMPANY ACT FILE NO. 811-05742

IDIV-PR-0109-R

BLACKROCK FUNDS

STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information provides supplementary information pertaining to shares representing interests in the International Diversification Fund (the “Portfolio”) of BlackRock Funds (the “Fund”). The investment adviser for the Portfolio is BlackRock Advisors, LLC (“BlackRock” or the “Investment Adviser”).

     This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Prospectus of the Portfolio dated September 24, 2008, each as amended or supplemented from time to time (the “Prospectus”). Terms used but not defined herein have the meanings given to them in the Prospectus. Prospectuses and current shareholder reports of the Fund may be obtained at no charge by calling toll-free (800) 441-7762.

     This Statement of Additional Information is dated September 24, 2008.

INVESTMENT POLICIES

     The following supplements information contained in the Prospectus concerning the Portfolio’s investment policies. To the extent that an investment strategy is discussed in this Statement of Additional Information but not in the Prospectus, such strategy is not a principal strategy of the Portfolio. Except as indicated, the information below relates only to the Portfolio that is authorized to invest in the instruments or securities described below.

     This Statement of Additional Information also contains information on the underlying funds (as defined in the Prospectus) in which the Portfolio may invest. Unless otherwise indicated herein, references to a “Portfolio” refer to the Portfolio and the underlying funds.

Additional Information on Investment Strategies

     Equity Securities. Equity securities include common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts; general and limited partnerships and limited liability companies; and depositary receipts.

     From time to time the Portfolio may invest in shares of companies through initial public offerings (“IPOs”). IPOs have the potential to produce substantial gains for the Portfolio. There is no assurance that the Portfolio will have continued access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. The investment performance of a Portfolio during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. In addition, as a Portfolio increases in size, the impact of IPOs on its performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

     The Portfolio may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell a Portfolio’s investment than if the Portfolio held the securities of larger, more established companies.

     Inflation Protected Bonds. The Portfolio may invest in inflation-indexed bonds, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

     Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

     The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Money Market Securities.

     The Portfolio may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations that are available in the money markets. In particular, the Portfolio may invest in:

(a)	U.S. dollar-denominated obligations issued or supported by the credit of U.S. or non-U.S. banks or savings institutions with total assets in excess of $1 billion (including obligations of non-U.S. branches of such banks);

(b)	high quality commercial paper and other obligations issued or guaranteed by U.S. and non-U.S. corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard & Poor’s (“S&P”), Prime-2 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or F-2 or higher by Fitch Investors Service, Inc. (“Fitch”), as well as high quality corporate bonds rated (at the time of purchase) A or higher by those rating agencies;

(c)	unrated notes, paper and other instruments that are of comparable quality to the instruments described in (b) above as determined by the Portfolio’s adviser;

(d)	asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

(e)	securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or authorities and related custodial receipts;

(f)	dollar-denominated securities issued or guaranteed by non-U.S. governments or their political subdivisions, agencies or authorities;

(g)	funding agreements issued by highly-rated U.S. insurance companies;

(h)	securities issued or guaranteed by state or local governmental bodies;

(i)	repurchase agreements relating to the above instruments;

(j)	municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the United States;

(k)	fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody’s, SP-2 or A-2 or higher by S&P, or F-2 or higher by Fitch;

(l)	tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody’s, A-2 or higher by S&P, or F-2 or higher by Fitch;

(m)	municipal bonds rated A or higher by Moody’s, S&P or Fitch;

(n)	unrated notes, paper or other instruments that are of comparable quality to the instruments described above, as determined by the Portfolio’s adviser under guidelines established by the Board; and

(o)	municipal bonds and notes which are guaranteed as to principal and interest by the U.S. Government or an agency or instrumentality thereof or which otherwise depend directly or indirectly on the credit of the United States.

     Reverse Repurchase Agreements and Other Borrowings. The Portfolio is authorized to borrow money. The Portfolio will not purchase securities at any time when borrowings exceed 5% of its total assets, except (a) to honor prior commitments or (b) to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions. The Portfolio may also borrow in order to make investments. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Portfolio. Such leveraging increases the Portfolio’s exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income. The use of leverage by a Portfolio creates an opportunity for greater total return, but, at the same time, creates special risks. If the securities held by a Portfolio should decline in value while borrowings are outstanding, the net asset value of the Portfolio’s outstanding shares will decline in value by proportionately more than the decline in value suffered by the Portfolio’s securities. Although the principal of such borrowings will be fixed, the Portfolio’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Portfolio that can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Portfolio will have to pay on the borrowings, the Portfolio’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Portfolio will be less than if leverage had not been used and, therefore, the amount available for distribution to shareholders as dividends will be reduced. In the latter case, the adviser in its best judgment nevertheless may determine to maintain the Portfolio’s leveraged position if it expects that the benefits to the Portfolio’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

     Borrowings may be made by the Portfolio through reverse repurchase agreements under which the Portfolio sells portfolio securities to financial institutions such as banks and broker-dealers and agrees to repurchase them at a particular date and price. Such Agreements are considered to be borrowings under the Investment Company Act of 1940, as amended (the “1940 Act”). The Portfolio may use the proceeds of reverse repurchase agreements to purchase additional securities that meet the Portfolio’s investment guidelines. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by a Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase and that the securities may not be returned to the Portfolio. During the time a reverse repurchase agreement is outstanding, the adviser will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio’s commitments to the extent required by SEC guidelines. A Portfolio’s reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets. In addition, the Portfolio may borrow up to an additional 5% of its total assets for temporary purposes.

     Certain types of borrowings by a Portfolio may result in the Portfolio being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the adviser from managing a Portfolio in accordance with the Portfolio’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Portfolio to dispose of portfolio investments at a time when it may be disadvantageous to do so.

     The Portfolio may at times borrow from affiliates of the adviser, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

     To take advantage of attractive opportunities in the mortgage market and to enhance current income, the Portfolio may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Portfolio of a mortgage-backed or other security concurrently with an agreement by the Portfolio to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and a similar maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, a Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Portfolio compared with what the performance would have been without the use of dollar rolls. At the time a Portfolio enters into a dollar roll transaction, the adviser will designate assets on its books and records in an amount equal to the amount of the Portfolio’s commitments and will subsequently monitor the account to ensure that its value is maintained. A Portfolio’s dollar rolls, together with its reverse repurchase agreements and other borrowings, will not exceed, in the aggregate, 33 1/3% of the value of its total assets.

     Dollar roll transactions involve the risk that the market value of the securities a Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom a Portfolio sells securities becomes insolvent, the Portfolio’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

     Variable and Floating Rate Instruments. To the extent permitted by applicable law, the Portfolio may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. A Portfolio may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. The interest rate of an inverse floating obligation resets in the opposite direction from the market rate of interest on a security or index to which it is related. An inverse floating obligation may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest, and is subject to many of the same risks as derivatives. The higher degree of leverage inherent in inverse floating obligations is associated with greater volatility in their market values. To seek to limit the volatility of these securities, a Portfolio may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. The adviser believes that indexed and inverse floating obligations represent flexible portfolio management instruments for a Portfolio that allow the Portfolio to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions. A Portfolio may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Portfolio may be required to pay substantial additional margin to maintain the position.

     With respect to purchasable variable and floating rate instruments, the adviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

     Indexed Securities. A Portfolio may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Portfolio may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Portfolio invests in these types of securities, the Portfolio’s return on such securities will be subject to risk with respect to the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by the Portfolio will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

     Preferred Stock. The Portfolio may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

     Trust Preferred Securities. The Portfolio may invest in trust preferred securities. Trust preferred securities are a comparatively new asset class. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

     Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have some of the key characteristics of equity and became popular because they could be treated as preferred equity for accounting purposes. However, trust preferred securities are no longer treated as equity and are rarely issued in the current environment.

     Trust preferred securities include but are not limited to trust originated preferred securities (“TOPRS®”); monthly income preferred securities (“MIPS®”); quarterly income bond securities (“QUIBS®”); quarterly income debt securities (“QUIDS®”); quarterly income preferred securities (“QUIPSSM”); corporate trust securities (“CORTS®”); public income notes (“PINES®”); and other trust preferred securities.

     Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

     Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company.

     Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

     Convertible Securities. The Portfolio may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

     Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Portfolio are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued, which may increase the effects of currency risk. As described below, a Portfolio may be authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of exchange rate fluctuations.

     Apart from currency considerations, the value of convertible securities is influenced by both the yield on nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. At the same time, however, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If the conversion value of a convertible security is substantially below its investment value, the price of the convertible security is governed principally by its investment value. To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

     Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

     A Portfolio may also invest in synthetic convertible securities. Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the adviser or another party by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (“fixed income component”) or a right to acquire equity securities (“convertibility component”). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

     A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security that has a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed income component and its convertibility component.

     More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the adviser may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The adviser may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the adviser believes such a Manufactured Convertible would better promote a Portfolio’s objective than alternate investments. For example, the adviser may combine an equity feature with respect to an issuer’s stock with a fixed income security of a different issuer in the same industry to diversify the Portfolio’s credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, the Portfolio may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

     The value of a Manufactured Convertible may respond to certain market fluctuations differently from a traditional convertible security with similar characteristics. For example, in the event a Portfolio created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would be expected to outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and under-perform during periods when corporate fixed income securities outperform Treasury instruments.

     Pay-in-kind Bonds. The Portfolio may invest in Pay-in-kind, or PIK, bonds. PIK bonds are bonds which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, a Portfolio may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current federal tax law requires the holder of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, the Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

     Money Market Obligations of Domestic Banks, Non-U.S. Banks and Non-U.S. Branches of U.S. Banks. The Portfolio may purchase bank obligations, such as certificates of deposit, notes, bankers’ acceptances and time deposits, including instruments issued or supported by the credit of U.S. or non-U.S. banks or savings institutions having total assets at the time of purchase in excess of $1 billion. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation. The assets of a bank or savings institution will be deemed to include the assets of its domestic and non-U.S. branches for purposes of the Portfolio’s investment policies. Investments in short-term bank obligations may include obligations of non-U.S. banks and domestic branches of non-U.S. banks, and also non-U.S. branches of domestic banks.

     To the extent consistent with their investment objectives, the Portfolio may invest in debt obligations of domestic or non-U.S. corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a non-U.S. issuer.

     Interest Rate and Extension Risk. The value of fixed income securities in the Portfolio can be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Portfolio is not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of a Portfolio’s assets will vary.

     During periods of rising interest rates, the average life of certain fixed income securities is extended because of slower than expected principal payments. This may lock in a below-market interest rate and extend the duration of these fixed-income securities, especially mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value. This is known as extension risk.

     Asset-Based Securities. The Portfolio may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” A Portfolio will purchase only asset-based securities that are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade (for example, AAA, AA, A or BBB by S&P or Fitch, or Baa by Moody’s or commercial paper rated A-1 by S&P or Prime-1 by Moody’s) or by issuers that the adviser has determined to be of similar creditworthiness. Obligations ranked in the fourth highest rating category, while considered “investment grade,” may have certain speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If an asset-based security is backed by a bank letter of credit or other similar facility, the adviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Portfolio may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Portfolio presently intends to invest directly in natural resource assets, a Portfolio would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

     Precious Metal-Related Securities. The Portfolio may invest in the equity securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies. The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.

     U.S. Government Obligations. The Portfolio may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the U.S. Treasury; and still others are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Certain U.S. Treasury and agency securities may be held by trusts that issue participation certificates (such as Treasury income growth receipts (“TIGRs”) and certificates of accrual on Treasury certificates (“CATs”)). These certificates, as well as Treasury receipts and other stripped securities, represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations. These instruments are issued at a discount to their “face value” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

     Examples of the types of U.S. Government obligations that may be held by the Portfolio include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks System, Maritime Administration, Tennessee Valley Authority and Washington D.C. Armory Board. The Portfolios may also invest in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities, including such instruments as obligations of the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

     Supranational Organization Obligations. The Portfolio may purchase debt securities of supranational organizations such as the World Bank, which are chartered to promote economic development. Additional examples of such entities include the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Portfolio may lose money on such investments.

     Lease Obligations. The Portfolio may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract (“lease obligations”).

     The adviser will monitor the credit standing of each borrower and each entity providing credit support and/or a put option relating to lease obligations. In determining whether a lease obligation is liquid, the adviser will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) in the case of a municipal lease, the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an “event of nonappropriation”); (v) legal recourse in the event of failure to appropriate; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services other than those covered by the lease obligation.

     Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to a Portfolio, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of a Portfolio. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Portfolio could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and a Portfolio may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Portfolio might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase a Portfolio’s operating expenses and adversely affect the net asset value of a Portfolio. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and a Portfolio would not have the right to take possession of the assets. Any income derived from a Portfolio’s ownership or operation of such assets may not be tax-exempt. In addition, a Portfolio’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended, may limit the extent to which a Portfolio may exercise its rights by taking possession of such assets, because as a regulated investment company a Portfolio is subject to certain limitations on its investments and on the nature of its income.

     Commercial Paper. The Portfolio may purchase commercial paper. Commercial paper purchasable by the Portfolio includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Portfolio through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933.

     Repurchase Agreements. The Portfolio may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed upon time and price (“repurchase agreements”). Repurchase agreements are, in substance, loans. Default by or bankruptcy of a seller would expose a Portfolio to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations.

     The Portfolio may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Portfolio and its counterparties and, therefore, the Portfolio may be subject to the credit risk of those custodians.

     The repurchase price under the repurchase agreements generally equals the price paid by a Portfolio involved plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on securities underlying the repurchase agreement). The financial institutions with which a Portfolio may enter into repurchase agreements will be banks and non-bank dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio’s adviser. A Portfolio’s adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least the repurchase price (including accrued interest and any accrued premium). The accrued premium is the amount specified in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The Portfolio’s adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements will be held by the Fund’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act.

     The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Portfolio will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Portfolio’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Portfolio may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

     Investment Grade Debt Obligations. The Portfolio may invest in “investment grade securities,” which are securities rated in the four highest rating categories of an NRSRO or deemed to be of equivalent quality by a Portfolio’s adviser. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., “Baa” by Moody’s or “BBB” by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. If an investment grade security of a Portfolio is subsequently downgraded below investment grade, the Portfolio’s adviser will consider such an event in determining whether the Portfolio should continue to hold the security. Subject to its investment strategies, there is no limit on the amount of such downgraded securities a Portfolio may hold, although under normal market conditions the adviser does not expect to hold these securities to a material extent.

     See Appendix A to this Statement of Additional Information for a description of applicable securities ratings.

     Non-Investment Grade Securities. The Portfolio may invest in non-investment grade or “high yield” fixed income or convertible securities commonly known to investors as “junk bonds.”

     High yield securities are bonds that are issued by a company whose credit rating (based on rating agencies’ evaluation of the likelihood of repayment) necessitates offering a higher coupon and yield on its issues when selling them to investors who may otherwise be hesitant in purchasing the debt of such a company. While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield securities will generally be in the lower rating categories of recognized rating agencies (rated “Ba” or lower by Moody’s or “BB” or lower by S&P) or will be non-rated. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield securities are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.

     While the market values of high yield securities tend to react less to fluctuations in interest rates than do those of higher rated securities, the values of high yield securities often reflect individual corporate developments and have a high sensitivity to economic changes to a greater extent than do higher rated securities. Issuers of high yield securities are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders’ equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to high yield securities are subordinated to the prior repayment of senior indebtedness, which will potentially limit a Portfolio’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield securities have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.

     During an economic downturn, a substantial period of rising interest rates or a recession, highly leveraged issuers of high yield securities may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the value of outstanding securities, the Portfolio’s net asset value and the ability of the issuers to repay principal and interest. If the issuer of a security held by a Portfolio defaulted, the Portfolio may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.

     The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Portfolio may have difficulty disposing of certain high yield securities due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Portfolio’s assets. Market quotations on high yield securities are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.

     The high yield markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect a Portfolio’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.

     When the secondary market for high yield securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Portfolio’s securities, and judgment plays a more important role in determining such valuations. Increased illiquidity in the junk bond market, in combination with the relative youth and growth of the market for such securities, also may affect the ability of a Portfolio to dispose of such securities at a desirable price. Additionally, if the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain of a Portfolio’s liquid securities may become illiquid and the proportion of the Portfolio’s assets invested in illiquid securities may significantly increase.

     High yield securities frequently have redemption features that permit an issuer to repurchase the security from a Portfolio before it matures. If an issuer redeems the high yield securities, a Portfolio may have to invest the proceeds in bonds with lower yields and may lose income.

     The rating assigned by a rating agency evaluates the safety of a non-investment grade security’s principal and interest payments, but does not address market value risk. Because such ratings of the ratings agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the adviser performs its own analysis of the issuers whose non-investment grade securities a Portfolio holds. Because of this, the Portfolio’s performance may depend more on the adviser’s own credit analysis than in the case of mutual funds investing in higher-rated securities. For a description of these ratings, see Appendix A to this Statement of Additional Information.

     In selecting non-investment grade securities, the adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Portfolio. The adviser continuously monitors the issuers of non-investment grade securities held by the Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests. If a security’s rating is reduced below the minimum credit rating that is permitted for a Portfolio, the Portfolio’s adviser will consider whether the Portfolio should continue to hold the security.

     In the event that a Portfolio investing in high yield securities experiences an unexpected level of net redemptions, the Portfolio could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Portfolio’s rate of return is based.

     The costs attributable to investing in the high yield markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.

     Securities rated “C” are considered highly speculative and may be used to cover a situation where the issuer has filed a bankruptcy petition but debt service payments are continued. While such debt will likely have some quality and protective characteristics, those are outweighed by large uncertainties or major risk exposure to adverse conditions.

     Investments in distressed securities are speculative and involve significant risk. Distressed securities frequently do not produce income while they are outstanding and may require the Portfolio to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Portfolio seeks capital appreciation through investment in distressed securities, the Portfolio’s ability to achieve current income for its shareholders may be diminished. The Portfolio also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Portfolio, there can be no assurance that the securities or other assets received by the Portfolio in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Moreover, any securities received by the Portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Portfolio’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Portfolio may be restricted from disposing of such securities. To the extent that a Portfolio becomes involved in such proceedings, the Portfolio may have a more active participation in the affairs of the issuer than that assumed generally by an investor. The Portfolio, however, will not make investments for the purpose of exercising day-to-day management of any issuer’s affairs.

     When-Issued Purchases and Forward Commitments. The Portfolio may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment,” including “TBA” (to be announced) basis. These transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit a Portfolio to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market action. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place.

     When a Portfolio agrees to purchase securities on this basis, the adviser will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio’s commitments to the extent required by SEC guidelines. It may be expected that the market value of a Portfolio’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

     If deemed advisable as a matter of investment strategy, a Portfolio may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a taxable capital gain or loss.

     When a Portfolio engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Portfolio starting on the day the Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

     Rights Offerings and Warrants to Purchase. The Portfolio may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Portfolio could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the Portfolio a shareholder of the underlying stock. The warrant holder has no voting or dividend rights with respect to the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

     Non-U.S. Investments. The Portfolio may invest in non-U.S. securities, including securities from issuers located in emerging market countries. These securities may be denominated in U.S. dollars or in a foreign currency. Investing in non-U.S. securities involves risks not typically associated with investing in securities of companies organized and operated in the United States that can increase the chances that a Portfolio will lose money.

     In addition to equity securities, non-U.S. investments of the Portfolio may include: (a) debt obligations issued or guaranteed by non-U.S. sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a non-U.S. state, province or municipality; (b) debt obligations of supranational organizations; (c) debt obligations of non-U.S. banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in non-U.S. currencies; (e) debt obligations denominated in the Euro; and (f) non-U.S. corporate debt securities and commercial paper. Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.

     Currency Risk and Exchange Risk. Because non-U.S. securities generally are denominated and pay dividends or interest in non-U.S. currencies, the value of a Portfolio that invests in non-U.S. securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

     Foreign Market Risk. A Portfolio that may invest in foreign securities offers the potential for more diversification than a Portfolio that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that a Portfolio will lose money. In particular, a Portfolio is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Portfolio to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Portfolio’s ability to purchase or sell foreign securities or transfer the Portfolio’s assets or income back into the United States, or otherwise adversely affect a Portfolio’s operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Portfolio’s operations.

     Publicly Available Information. In general, less information is publicly available with respect to non-U.S. issuers than is available with respect to U.S. companies. Most non-U.S. companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on non-U.S. stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, a Portfolio’s non-U.S. investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

     Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable to that party for any losses incurred. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

     Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Portfolio. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.

     Certain Risks of Holdings Fund Assets Outside the United States. A Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Portfolio’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Portfolio to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Portfolio can earn on its investments and typically results in a higher operating expense ratio for the Portfolio as compared to investment companies that invest only in the United States.

     Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

     The expense ratios of the Portfolio investing significantly in non-U.S. securities can be expected to be higher than those of Portfolios investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of custody of non-U.S. securities, higher commissions paid on comparable transactions on non-U.S. markets and additional costs arising from delays in settlements of transactions involving non-U.S. securities.

     Sovereign Debt. The Portfolio may invest in sovereign debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

     Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

     Investment in Emerging Markets. The Portfolio may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

     Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Portfolio’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

     Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Portfolio. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Portfolio could lose the entire value of its investments in the affected market. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Portfolio of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

     Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Portfolio’s acquisition or disposal of securities.

     Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Portfolio will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Portfolio would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

     Investments in non-dollar denominated securities including securities from issuers located in emerging market countries may be on either a currency hedged or unhedged basis, and the Portfolio may hold from time to time various non-U.S. currencies pending investment or conversion into U.S. dollars. Some of these instruments may have the characteristics of futures contracts. In addition, the Portfolio may engage in non-U.S. currency exchange transactions to seek to protect against changes in the level of future exchange rates which would adversely affect the Portfolio’s performance. These investments and transactions involving non-U.S. securities, currencies, options (including options that relate to non-U.S. currencies), futures, hedging and cross-hedging are described below and under “Interest Rate Transactions and Currency Swaps,” “Non-U.S. Currency Transactions” and “Options and Futures Contracts.”

     Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Portfolio acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Portfolio (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

     Risks of Investments in Russia. A Portfolio may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for a Portfolio to lose its registration through fraud, negligence or mere oversight. While a Portfolio will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Portfolio of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. While a Portfolio intends to invest directly in Russian companies that use an independent registrar, there can be no assurance that such investments will not result in a loss to the Portfolio.

     Risks of Investing in Asia-Pacific Countries. In addition to the risks of foreign investing and the risks of investing in developing markets, the developing market Asia-Pacific countries in which a Portfolio may invest are subject to certain additional or specific risks. The Portfolio may make substantial investments in Asia-Pacific countries. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for a Portfolio and may have an adverse impact on the investment performance of the Portfolio.

     Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy.

     Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

     The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Portfolio. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia- Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

     Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and a Portfolio itself, as well as the value of securities in the Portfolio’s portfolio.

     In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.

     In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies, inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies.

     Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Portfolio incurring additional costs and delays in providing transportation and custody services for such securities outside such countries. Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercial banks and foreign governments.

Portfolio management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. A Portfolio may invest in countries in which foreign investors, including management of the Portfolio, have had no or limited prior experience.

     Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Portfolio. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals. There can be no assurance that a Portfolio will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Portfolio’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests. The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Portfolio. For example, a Portfolio may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Portfolio. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which a Portfolio may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Portfolio places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Portfolio of the ability to make its desired investment at that time.

     Substantial limitations may exist in certain countries with respect to a Portfolio’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. It is possible that certain countries may impose currency controls or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available for sale to meet redemptions. Depending on a variety of financial factors, the percentage of a Portfolio’s portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Portfolio’s assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Portfolio (for example, if funds may be withdrawn only in certain currencies and/or only at an exchange rate established by the government).

     In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities available for investment. The 1940 Act restricts a Portfolio’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict a Portfolio’s investments in certain foreign banks and other financial institutions.

     Brady Bonds. A Portfolio’s emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.

     Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. For example, some Mexican and Venezuelan Brady Bonds include attached value recovery options, which increase interest payments if oil revenues rise. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

     Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

     Brady Bonds involve various risk factors described above associated with investing in non-U.S. securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative. There can be no assurance that Brady Bonds in which the Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.

     ADRs, EDRs and GDRs. The Portfolio may invest in both sponsored and unsponsored American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations as described under “Non-U.S. Investments.”

     Derivatives. The Portfolio may use instruments referred to as derivative securities (“derivatives”). Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Portfolio to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. The Portfolio may use derivatives for hedging purposes. The Portfolio may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if the Portfolio is primarily seeking to achieve gains, rather than offset the risk of other positions. When a Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. No Portfolio may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

     Hedging. Hedging is a strategy in which a derivative is used to offset the risks associated with other Portfolio holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves correlation risk, i.e. the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Portfolio, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Portfolio’s ability to hedge effectively its portfolio. There is also a risk of loss by the Portfolio of margin deposits or collateral in the event of bankruptcy of a broker with whom the Portfolio has an open position in an option, a futures contract or a related option. There can be no assurance that a Portfolio’s hedging strategies will be effective. No Portfolio is required to engage in hedging transactions and the Portfolio may choose not to do so.

     Options and Futures Contracts. To the extent consistent with its investment objective and policies and applicable law, the Portfolio may write (i.e., sell) covered call options, buy call options, write secured put options and buy put options for the purpose of hedging or earning additional income, which may be deemed speculative or cross-hedging. The Portfolio may also purchase exchange-listed and over-the-counter put and call options on non-U.S. currencies, and may write covered call options on up to 100% of the currencies in its portfolio. For the payment of a premium, the purchaser of an option obtains the right to buy (in the case of a call option) or to sell (in the case of a put option) the item which is the subject of the option at a stated exercise price for a specific period of time. These options may relate to particular securities, securities indices, or the yield differential between two securities or non-U.S. currencies, and may or may not be listed on a securities exchange and may or may not be issued by the Options Clearing Corporation. There is no limit on the amount of a Portfolio’s assets that can be put at risk through the use of options. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default.

     Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves. A Portfolio will write call options only if they are “covered.” In the case of a call option on a security, the option is “covered” if a Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are designated on the adviser’s books and records in an amount equal to the amount of the Portfolio’s commitments to the extent required by SEC guidelines) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian liquid assets equal to the contract value. A call option is also covered if a Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in liquid assets designated on the adviser’s books and records to the extent required by SEC guidelines.

     When a Portfolio purchases an option, the premium paid by it is recorded as an asset of the Portfolio. When a Portfolio writes a put option, in return for receipt of the premium, it assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. When a Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices. If an option purchased by a Portfolio expires unexercised the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

     There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange (“Exchange”) may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     To the extent consistent with its investment objective and policies and applicable law, the Portfolio may also invest in futures contracts and options on futures contracts (interest rate futures contracts, index futures contracts, or non-U.S. exchange futures contracts as applicable). These instruments are described in Appendix B to this Statement of Additional Information. There is no limit on the amount of a Portfolio’s assets that can be put at risk through the use of futures contracts and the value of a Portfolio’s futures contracts and options on futures contracts may equal or exceed 100% of its total assets.

     To maintain greater flexibility, the Portfolio may invest in instruments which have characteristics similar to futures contracts. These instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a security, an index of securities or a commodity at a future point in time. The risks of such investments could reflect the risks of investing in futures and securities, including volatility and illiquidity.

     Futures contracts obligate a Portfolio, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a non-U.S. currency. A Portfolio may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Portfolio may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, a Portfolio may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates.

     A Portfolio may purchase and sell put and call options on futures contracts traded on an exchange or board of trade. When a Portfolio purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Portfolio sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with a Portfolio’s position in a futures contract or related option, the adviser will designate liquid assets on its books and records in an amount equal to the amount of the Portfolio’s commitments or will otherwise cover its position in accordance with applicable SEC requirements.

     The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a Portfolio and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the adviser’s or sub-adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

     The Fund and the Portfolio have claimed exclusions from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as commodity pool operators under the Act.

     Interest Rate Transactions, Currency Swaps and Swaptions. The Portfolio, to the extent permitted under applicable law, may enter into interest rate swaps, may purchase or sell interest rate caps and floors and may enter into options on swap agreements (“swaptions”). The Portfolio may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. They may also be used for speculation to increase returns.

     In order to protect against currency fluctuations, the Portfolio may enter into currency swaps. Currency swaps involve the exchange of the rights of the Portfolio and another party to make or receive payments in specified currencies.

     The Portfolio, to the extent permitted under applicable law, may enter into interest rate swaps, caps, floors and swaptions on either an asset-based or liability-based basis, depending on whether a Portfolio is hedging its assets or its liabilities. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; and interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”.

     A Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.

     A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Portfolio may write (sell) and purchase put and call swaptions.

     Whether the Portfolio’s use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on the adviser’s or sub-adviser’s ability to predict correctly whether certain types of investments are likely to product greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Portfolio will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are less liquid than swaps.

     The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Portfolio purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swaption, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

     A Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate or currency swap or swaption on a daily basis and its adviser or sub-adviser will designate liquid assets on its books and records in an amount having an aggregate net asset value at least equal to the accrued excess to the extent required by SEC guidelines. If the other party to an interest rate swap defaults, a Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

     Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may add leverage to the Portfolio’s portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

     Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Portfolio thereunder. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Generally, a Portfolio will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Portfolio. If the total return swap transaction is entered into on other than a net basis, the full amount of the Portfolio’s obligations will be accrued on a daily basis, and the full amount of the Portfolio’s obligations will be segregated by the Portfolio in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Portfolio initially to make an equivalent direct investment, plus or minus any amount the Portfolio is obligated to pay or is to receive under the total return swap agreement.

     Inflation risk. Like all mutual funds, the Portfolio is subject to inflation risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Portfolio’s assets can decline as can the value of a Portfolio’s distributions.

     Non-U.S. Currency Transactions. The Portfolio, to the extent permitted by applicable law, may engage in non-U.S. currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Portfolio may engage in non-U.S. currency exchange transactions in connection with the purchase and sale of portfolio securities (transaction hedging) and to protect the value of specific portfolio positions (position hedging). The Portfolio may purchase or sell a non-U.S. currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that non-U.S. currency, and may also enter into contracts to purchase or sell non-U.S. currencies at a future date (“forward contracts”).

     Forward non-U.S. currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time. A Portfolio may use forward non-U.S. currency exchange contracts to hedge against movements in the value of non-U.S. currencies relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. A Portfolio generally may enter into forward non-U.S. currency exchange contracts when deemed advisable by its adviser or sub-adviser under two circumstances. First, when entering into a contract for the purchase or sale of a security, a Portfolio may enter into a forward non-U.S. currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the non-U.S. currency relative to the U.S. dollar or other non-U.S. currency.

     Second, when a Portfolio’s adviser or sub-adviser anticipates that a particular non-U.S. currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of non-U.S. currency approximating the value of some or all of the Portfolio’s securities denominated in such non-U.S. currency. With respect to any forward non-U.S. currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular non-U.S. currency, they also limit potential gains which might result from increases in the value of such currency. A Portfolio will also incur costs in connection with forward non-U.S. currency exchange contracts and conversions of non-U.S. currencies and U.S. dollars.

     A Portfolio may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities. Proxy hedging is often used when the currency to which the Portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Portfolio’s securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. A Portfolio may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolio has or in which the Portfolio expects to have portfolio exposure. For example, a Portfolio may hold both Canadian government bonds and Japanese government bonds, and the adviser or sub-adviser may believe that Canadian dollars will deteriorate against Japanese yen. The Portfolio would sell Canadian dollars to reduce its exposure to that currency and buy Japanese yen. This strategy would be a hedge against a decline in the value of Canadian dollars, although it would expose the Portfolio to declines in the value of the Japanese yen relative to the U.S. dollar.

     Liquid assets equal to the amount of the Portfolio’s assets that could be required to consummate forward contracts will be segregated on the books and records of the adviser or sub-adviser to the extent required by SEC guidelines. For the purpose of determining the adequacy of the securities so segregated, the securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be added.

     In general, currency transactions are subject to risks different from those of other portfolio transactions, and can result in greater losses to a Portfolio than would otherwise be incurred, even when the currency transactions are used for hedging purposes. Hedging transactions involving currency instruments involve substantial risks, including correlation risk. While a Portfolio’s use of currency instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Portfolio’s shares, the net asset value of the Portfolio’s shares will fluctuate. Moreover, although currency instruments will be used with the intention of hedging against adverse currency movements, transactions in currency instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Portfolio’s hedging strategies will be ineffective. To the extent that a Portfolio hedges against anticipated currency movements that do not occur, the Portfolio may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Portfolio will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

     Stand-by Commitments. Stand-by commitment agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Portfolio at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Portfolio will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Portfolio. A Portfolio will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of the Portfolio’s other illiquid investments, will not exceed 15% of its net assets taken at the time of the commitment. A Portfolio segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

     There can be no assurance that the securities subject to a stand-by commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period. The purchase of a security subject to a stand-by commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Portfolio’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the stand-by commitment.

     Stand-by commitments will only be entered into with dealers, banks and broker-dealers which, in an adviser’s or sub-adviser’s opinion, present minimal credit risks. A Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and not to exercise its rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining net asset value. Accordingly, where a Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Portfolio and will be reflected as a realized gain or loss when the commitment is exercised or expires.

     Securities Lending. A Portfolio may seek additional income by lending securities on a short-term basis. Voting rights may pass with the lending of securities. The trustees of the Fund will call loans of securities to vote proxies or otherwise obtain rights to vote or consent if a material event affecting the investment occurs. The securities lending agreements will require that the loans be secured by collateral in cash, U.S. Government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. A Portfolio may not make such loans in excess of 33 1/3% of the value of its total assets.

     A Portfolio would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans. Any cash collateral received by a Portfolio in connection with such loans may be invested in a broad range of high quality, U.S. dollar-denominated money market instruments that meet Rule 2a-7 restrictions for money market funds. Specifically, cash collateral may be invested in any of the following instruments: (a) securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and related custodial receipts; (b) “first tier” quality commercial paper and other obligations issued or guaranteed by U.S. and non-U.S. corporations and other issuers rated (at the time of purchase) in the highest rating category by at least two NRSRO’s, or one if only rated by one NRSRO; (c) U.S. dollar-denominated obligations issued or supported by the credit of U.S. or non-U.S. banks or savings institutions with total assets in excess of $1 billion (including obligations of non-U.S. branches of such banks) (i.e., CD’s, BA’s and time deposits); (d) repurchase agreements relating to the above instruments, as well as corporate debt; and (e) unaffiliated and, to the extent permitted by SEC guidelines, affiliated money market funds. Any such investments must be rated “first tier” and must have a maturity of 397 days or less from the date of purchase.

     Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent. The Portfolio is obligated to return the collateral to the borrower at the termination of the loan. A Portfolio could suffer a loss in the event the Portfolio must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, a Portfolio could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. A Portfolio could also experience delays and costs in gaining access to the collateral. The Portfolio may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans.

     BlackRock Investment Management, LLC (“BIML”), an affiliate of BlackRock, acts as securities lending agent for the Portfolio and will be paid a fee for the provision of these services, including advisory services with respect to the collateral of the Fund’s securities lending program. BIML may invest such collateral in short-term investments, including in one or more investment companies or unregistered investment vehicles managed by BlackRock, BIML or their affiliates that invest, subject to applicable law, in money market securities or high-quality, short-term instruments.

     The Portfolio may lend securities to broker-dealers who are affiliates of Merrill Lynch, subject to the terms of an exemptive order from the Securities and Exchange Commission (“SEC”).

     Yields and Ratings. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, Fitch and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by a Portfolio, a rated security may cease to be rated. A Portfolio’s adviser or sub-adviser will consider such an event in determining whether the Portfolio should continue to hold the security. Subject to its other investment strategies, there is no limit on the amount of unrated securities a Portfolio may hold, although under normal market conditions the adviser and sub-adviser do not expect to hold these securities to a material extent.

     Investment in Other Investment Companies. In connection with the management of its daily cash positions and subject to applicable law, the Portfolio may invest in securities issued by other investment companies (including investment companies managed by BlackRock and its affiliates) which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share. The Portfolio may also, subject to applicable law, invest in securities issued by other investment companies with similar investment objectives, including investing in ETFs, which are typically open-end funds or unit investment trusts listed on a stock exchange. The Portfolio may invest in securities issued by other investment companies (including investment companies managed by BlackRock and its affiliates) within the limits prescribed by the 1940 Act and set forth below. These may include ETFs. The Portfolio may purchase shares of investment companies (including investment companies managed by BlackRock and its affiliates) investing primarily in non-U.S. securities, including so-called “country funds.” Country funds have portfolios consisting exclusively of securities of issuers located in one foreign country. Securities of other investment companies will be acquired within limits prescribed by the 1940 Act. As with other investments, investments in other investment companies are subject to market and selection risk. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including management and advisory fees (which, in the case of investment companies managed by BlackRock and its affiliates, would be paid to BlackRock and its affiliates). These expenses would be in addition to the management and advisory fees and other expenses the Portfolio bears directly in connection with its own operations. Investments by a Portfolio in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

     Stripped and Zero Coupon Obligations. To the extent consistent with their investment objectives, the Portfolio may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their “face value,” and may include stripped mortgage-backed securities (“SMBS”). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors, and they are often illiquid.

     SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest (“IO” or interest-only), while the other class receives all of the principal (“PO” or principal-only). However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO. The market value of SMBS can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-related obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

     The Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments. Additionally, current federal tax law requires the holder of certain zero-coupon bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See “Certain U.S. Federal Income Tax Consequences.”

     Funding Agreements. The Portfolio may invest in GICs and similar funding agreements. In connection with these investments, a Portfolio makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits to the Portfolio on a monthly basis guaranteed interest, which is based on an index (such as LIBOR). The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company, and the contract is paid from the general assets of the insurance company. Generally, funding agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in some funding agreements does not currently exist.

     Short Sales. The Portfolio may make short sales of securities, either as a hedge against potential declines in value of a portfolio security, to realize appreciation when a security that the Portfolio does not own declines in value and in order to maintain portfolio flexibility. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

     A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, a Portfolio is required to deposit similar collateral with its custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment received by the Portfolio on such security, a Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

     Because making short sales in securities that it does not own exposes a Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely under-perform similar mutual funds that do not make short sales in securities. A Portfolio will realize a gain on a short sale if the security declines in price between those dates. There can be no assurance that a Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although a Portfolio’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

     The Portfolio may only make short sales “against the box.” In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical or similar security at no additional cost. When selling short “against the box,” a Portfolio forgoes an opportunity for capital appreciation in the security.

     Liquidity Management. As a temporary defensive measure if its adviser determines that market conditions warrant, the Portfolio may invest without limitation in high quality money market instruments. The Portfolio may also invest in high quality money market instruments pending investment or to meet anticipated redemption requests. High quality money market instruments include U.S. government obligations, U.S. government agency obligations, dollar denominated obligations of non-U.S. issuers, bank obligations, including U.S. subsidiaries and branches of non-U.S. banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. Generally, such obligations will mature within one year from the date of settlement, but may mature within two years from the date of settlement.

     Illiquid Securities. No Portfolio will invest more than 15% of the value of its net assets in securities that are illiquid. GICs, variable and floating rate instruments that cannot be disposed of within seven days, and repurchase agreements and time deposits that do not provide for payment within seven days after notice, without taking a reduced price, are subject to these limits. The Portfolio may purchase securities which are not registered under the Securities Act of 1933 (the “1933 Act”) but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as it is determined by the adviser or sub-adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

     Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities a considerable time period may elapse between the time the fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms that when it decided to sell the security.

     REITs. In pursuing its investment strategy, a Portfolio may invest in shares of REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings.

     REITs are subject to management fees and other expenses, and so a Portfolio that invests in REITs will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans; the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

     The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs. In addition, distributions received by a Portfolio from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Portfolio’s investment strategy results in the Portfolio investing in REIT shares, the percentage of the Portfolio’s dividend income received from REIT shares will likely exceed the percentage of the Portfolio’s portfolio which is comprised of REIT shares. Generally, dividends received by a Portfolio from REIT shares and distributed to the Portfolio’s shareholders will not constitute “qualified dividend income” eligible for the reduced tax rate applicable to qualified dividend income; therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Portfolio that shareholders of the Portfolio receive will be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income.

     REITs (especially Mortgage REITs) are subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Portfolio’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in Mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

     Investing in certain REITs, which often have small market capitalizations, may involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than large capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

     Portfolio Turnover Rates. A Portfolio’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when the adviser or sub-adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover (i.e., 100% or more) may result in increased transaction costs to a Portfolio, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and reinvestment in other securities. The sale of a Portfolio’s securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect a Portfolio’s performance.

ADDITIONAL INVESTMENT LIMITATIONS

     The Portfolio is subject to the investment limitations enumerated in this subsection which may be changed only by a vote of the holders of a majority of the Portfolio’s outstanding shares (as defined below under “Miscellaneous”).

     The Portfolio may not:

     1. Purchase any securities which would cause 25% or more of the value of the Portfolio’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) the Portfolio may cause 25% or more of its total assets at the time of purchase to be invested in the securities of one or more investment companies; (b) there is no limitation with respect to (i) instruments issued or guaranteed by the United States and tax exempt instruments issued by any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (c) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (d) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

          For purposes of the concentration policy, the Portfolio will look through to the portfolio holdings of the underlying funds in which it invests and will aggregate the holdings of the underlying funds (on a pro rata basis based on the Portfolio’s investment in each underlying fund) to determine concentration in a particular industry in accordance with the concentration policy provided above. For the purposes of this policy, only those underlying funds that are part of the BlackRock family of funds will be aggregated; the Portfolio will not aggregate underlying fund holdings, if any, in underlying funds outside of the BlackRock family of funds.

     2. Issue senior securities, borrow money or pledge its assets, except that a Portfolio may borrow from banks or enter into reverse repurchase agreements or dollar rolls in amounts aggregating not more than 33 1/3% of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. The Portfolio is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

     3. Purchase or sell real estate, except that the Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

     4. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

     5. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Portfolio’s investment objective, policies and limitations may be deemed to be underwriting.

     6. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts and currencies, to the extent permitted by applicable law.

     7. Purchase securities of companies for the purpose of exercising control.

     8. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Portfolio’s transactions in futures contracts and related options or a Portfolio’s sale of securities short against the box, and (b) a Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

     9. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

     10. Make loans, except that the Portfolio may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities. See “Investment Policies-Additional Information on Investment Strategies-Securities Lending” above.

     11. Purchase or sell commodities except that the Portfolio may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options, to the extent permitted by applicable law.

     Unless otherwise indicated, all limitations apply only at the time that a transaction is undertaken. Any change in the percentage of a Portfolio’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Portfolio’s total assets will not require the Portfolio to dispose of an investment until the adviser or sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences.

TRUSTEES AND OFFICERS

THE FUND

     The Board of Trustees of the Fund consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund as defined in the Investment Company Act (the “non-interested Trustees”). The Trustees are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the Trustees of investment companies by the Investment Company Act. The non-interested Trustees have retained independent legal counsel to assist them in connection with their duties.

     The Board has four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee.

     The members of the Audit Committee (the “Audit Committee”) are Kenneth L. Urish (chair), Herbert I. London and Frederick W. Winter, all of whom are non-interested Trustees. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “independent auditors”) and to oversee the independent auditors’ work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for the Fund; (3) review the conduct and results of each independent audit of the Fund’s financial statements; (4) review with the independent auditor any audit problems or difficulties encountered during or related to the conduct of the audit; (5) review the internal controls of the Fund and its service providers with respect to accounting and financial matters; (6) oversee the performance of the Fund’s internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; (7) oversee policies, procedures and controls regarding valuation of the Fund’s investments; and (8) resolve any disagreements between Fund management and the independent auditors regarding financial reporting. The Board has adopted a written charter for the Audit Committee.

     The members of the Governance and Nominating Committee (the “Governance Committee”) are Matina Horner (chair), Cynthia A. Montgomery, Robert C. Robb and Frederick W. Winter, all of whom are non-interested Trustees. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as non-interested Trustees of the Fund and recommend non-interested Trustees nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board compensation, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding noninterested Trustees compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Governance Committee may consider nominations for the office of Trustees made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee.

     The members of the Compliance Committee are Joseph Platt (chair), Cynthia A. Montgomery and Robert C. Robb, all of whom are non-interested Trustees. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of BlackRock and the Fund’s third party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Fund and its service providers; (2) review information on, and where appropriate recommend, policies concerning the Fund’s compliance with applicable law, and (3) review reports from and make certain recommendations regarding the Fund’s Chief Compliance Officer. The Board has adopted a written charter for the Compliance Committee.

     The members of the Performance Oversight Committee are David O. Beim (chair), Toby Rosenblatt (vice chair), Ronald W. Forbes, Rodney D. Johnson and Herbert I. London, all of whom are non-interested Trustees. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to its agreed-upon performance objectives. The Performance Oversight Committee’s responsibilities include, without limitation, to (1) review the Fund’s investment objectives, policies and practices, (2) recommend to the Board specific investment tools and techniques employed by BlackRock,

(3) recommend to the Board appropriate investment performance objectives based on its review of appropriate benchmarks and competitive universes, (4) review the Fund’s investment performance relative to agreed-upon performance objectives and (5) review information on unusual or exceptional investment matters. The Board has adopted a written charter for the Performance Oversight Committee.

     Prior to November 1, 2007, the Board then in office, had two standing committees, an Audit Committee and a Nominating Committee, each of which consisted of all of the non-interested Trustees. During the fiscal year ended June 30, 2008, the Audit Committee met three times and the Nominating Committee met three times.

Biographical Information

     Certain biographical and other information relating to the Trustees is set forth below, including their year of birth, their principal occupations for at least the last five years, the term of office and length of time served, the total number of investment companies overseen in the complex of funds advised by the Manager or its affiliates (“BlackRock-advised funds”) and any public directorships.

Number of BlackRock- Advised Funds and Portfolios Overseen
Term of Office(b) and Length of Time Served
Position(s) Held with the Fund
Name, Address(a) and Year of Birth			Principal Occupation(s) During Past Five Years		Public Directorships

Non-Interested Trustees:
David O. Beim (1940)(c)	Trustee	Trustee since 2007	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Chairman of Outward Bound USA from 1997 to 2001; Chairman of Wave Hill Inc., from 1990 to 2006; Trustee of Phillips Exeter Academy from 2002 to present.	35 registered investment companies consisting of 81 portfolios	None

Ronald W. Forbes (1940)(d)	Trustee	Trustee since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000 and Professor thereof from 1989 to 2000; International Consultant, Urban Institute, Washington, D.C. from 1995 to 1999.	35 registered investment companies consisting of 81 portfolios	None

Dr. Matina Horner (1939)(e)	Trustee	Trustee since 2007	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund (TIAA-CREF) from 1989 to 2003.	35 registered investment companies consisting of 81 portfolios	N Star (electric & gas utility)

Rodney D. Johnson (1941)(f)	Trustee	Trustee since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to present; Director, Fox Chase Cancer Center from 2002 to present; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2003 to present.	35 registered investment companies consisting of 81 portfolios	None

Number of BlackRock- Advised Funds and Portfolios Overseen
Term of Office(b) and Length of Time Served
Position(s) Held with the Fund
Name, Address(a) and Year of Birth			Principal Occupation(s) During Past Five Years		Public Directorships

Herbert I. London (1939)	Trustee	Trustee since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005; and Professor thereof from 1980 to 2005; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Chairman of the Board of Directors of Vigilant Research, Inc. since 2006; Member of the Board of Directors for Grantham University since 2006; Director of AIMS Worldwide, Inc., since 2006; Director of Reflex Security since 2006; Director of InnoCentive, Inc. since 2006; Director of Cerego, LLC since 2005; Director, Damon Corp. from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993.	35 registered investment companies consisting of 81 portfolios	AIMS Worldwide (marketing)

Cynthia A. Montgomery (1952)	Trustee	Trustee since 2007	Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Associate Professor, Graduate School of Business Administration, University of Michigan from 1979 to 1985; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	35 registered investment companies consisting of 81 portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt, Jr. (1947)(g)	Trustee	Trustee since 2007	Partner, Amarna Corporation, LLC (private investment company) from 2002 to present; Director, Jones and Brown (Canadian Insurance Broker) since 1998; Director, Greenlight Capital Re. Ltd. (reinsurance company) since 2004; Partner, Amarna Financial Company (private investment company) from 2005 to present; Former Director from 1990 to 1997 and Executive Vice President, Johnson and Higgins	35 registered investment companies consisting of 81 portfolios	Greenlight Capital Re. Ltd. (reinsurance)

Number of BlackRock- Advised Funds and Portfolios Overseen
Term of Office(b) and Length of Time Served
Position(s) Held with the Fund
Name, Address(a) and Year of Birth			Principal Occupation(s) During Past Five Years		Public Directorships

Robert C. Robb, Jr. (1945)	Trustee	Trustee since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981; Former Trustee, Medical College of Pennsylvania/Hahnemann University from 1998 to 2002; Former Trustee, EQK Realty Investors from 1994 to 2000; former Director, Tamaqua Cable Products Company from 1981 to 1998; former Director, Brynwood Partners from 1984 to 1998; former Director, PNC Bank from 1994 to 1998; former Director, Provident National Bank from 1983 to 1993; former Director, Brinks, Inc. from 1981 to 1986.	35 registered investment companies consisting of 81 portfolios	None

Toby Rosenblatt (1938)(h)	Trustee	Trustee since 2007	President since 1999 and Vice President – General Partner since 1990, Founders Investments Ltd. (private investments); Director, Forward Management, LLC since 2007; Director, ReFlow Management, LLC since 2007; Trustee, SSR Funds from 1990 to 2005; Trustee, Metropolitan Series Funds, Inc. from 2001 to 2005.	35 registered investment companies consisting of 81 portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

		Term of Office(b) and Length of Time Served		Number of BlackRock- Advised Funds and Portfolios Overseen
Position(s) Held with the Fund
Name, Address(a) and Year of Birth			Principal Occupation(s) During Past Five Years		Public Directorships

Kenneth L. Urish (1951)(i)	Trustee	Trustee since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants); External Advisory Board, The Pennsylvania State University Accounting Department from 2001 to present; Trustee, The Holy Family Foundation from 2001 to present; Former Director, Inter-Tel from 2003 to present; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to present.	35 registered investment companies consisting of 81 portfolios	None

Frederick W. Winter (1945)	Trustee	Trustee since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business – University of Pittsburgh from 2005 to the present; Dean from 1997 to 2005; Director, Alkon Corporation from 1992 to present; Director, Indotronix International from 2004 to present; Director, Tippman Sports from 2005 to present.	35 registered investment companies consisting of 81 portfolios	None

Interested Trustees:

Richard S. Davis (1945)(j)	Trustee	Trustee since 2007	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research mutual funds (“SSR Funds”) from 2000 to 2005; Senior Vice President, Metropolitan Life Insurance Company from 1999 to 2000; Chairman SSR Realty from 2000 to 2004.	185 registered investment companies consisting of 295 portfolios	None

Number of
		Term of		BlackRock-
	Position(s)	Office(b) and		Advised Funds
Name, Address(a)	Held with	Length of	Principal Occupation(s)	and Portfolios	Public
and Year of Birth	the Fund	Time Served	During Past Five Years	Overseen	Directorships

Henry Gabbay (1947)(k)	Trustee	Trustee since 2007	Consultant, BlackRock since 2007; Managing Director, BlackRock, Inc. from 1989 to June, 2007; Chief Administrative Officer, BlackRock, Inc. from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock Fund complex from 1989 to 2006.	184 registered investment companies consisting of 294 portfolios	None

(a)	Unless otherwise indicated, the address of each Trustee is 40 East 52nd Street, New York, NY 10022.

(b)	Each Trustee holds office until his or her successor is elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 72.

(c)	Chairman of the Performance Oversight Committee.

(d)	Co-Chair of the Board of Trustees.

(e)	Chair of the Governance and Nominating Committee.

(f)	Co-Chair of the Board of Trustees.

(g)	Chair of the Compliance Committee.

(h)	Vice-Chair of the Performance Oversight Committee.

(i)	Chair of the Audit Committee.

(j)	Mr. Davis is an interested person of the Trust due to his position at BlackRock, Inc.

(k)	Mr. Gabbay is an interested person of the Trust due to his ownership of BlackRock, Inc. and PNC Financial Services Group securities.

     Certain biographical and other information relating to the officers of the Fund, is set forth below, including their year of birth, their principal occupations for at least the last five years, the term of office and length of time served, the total number of BlackRock-advised funds overseen and any public directorships:

Number of
		Term of		BlackRock-
	Position(s)	Office(b) and		Advised Funds
Name, Address(a)	Held with	Length of	Principal Occupation(s)	and Portfolios	Public
and Year of Birth	the Fund	Time Served	During Past Five Years	Overseen	Directorships

Donald C. Burke (1960)	President and Chief Executive Officer	President and Chief Executive Officer since 2007	Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997; Vice President and Secretary of IQ Funds since 2004.	195 registered investment companies consisting of 305 portfolios	None

Anne Ackerley (1962)	Vice President	Vice President since 2007	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1984 to 1986 and from 1988 to 2000, most recently as First Vice President and Operating Officer of the Mergers and Acquisitions Group.	185 registered investment companies consisting of 295 portfolios	None

Number of BlackRock- Advised Funds and Portfolios Overseen
Term of Office(b) and Length of Time Served
Position(s) Held with the Fund
Name, Address(a) and Year of Birth			Principal Occupation(s) During Past Five Years		Public Directorships

Howard Surloff (1965)	Secretary	Secretary since 2007	Managing Director of BlackRock Inc., and General Counsel of US Funds at BlackRock, Inc since 2006; General Counsel (US) Goldman Sachs Asset Management from 1993 to 2006.	195 registered investment companies consisting of 295 portfolios	None

Brian P. Kindelan (1959)	Chief Compliance and Anti- Money Laundering Officer	Chief Compliance and Anti-Money Laundering Officer since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Anti-Money Laundering Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from 1998 to 2000; Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.	195 registered investment companies consisting of 295 portfolios	None

Neal J. Andrews (1966)	Chief Financial Officer	Chief Financial Officer since 2007	Managing Director of Administration and Operations Group, BlackRock, Inc. since August 2006; Senior Vice President and Line of Business Head, Fund Accounting and Administration, PNC GIS from 1992 to 2006.	195 registered investment companies consisting of 295 portfolios	None

Jay M. Fife (1970)	Treasurer	Treasurer since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. since 2006; Assistant Treasurer of the funds advised by MLIM or its affiliates from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.	195 registered investment companies consisting of 295 portfolios	None

(a)	Unless otherwise indicated, the address of each officer is 40 East 52nd Street, New York, NY 10022.

(b)	Each officer is elected by and serves at the pleasure of the Board of Trustees of the Trust.

Share Ownership

     Information relating to each Trustee’s share ownership in the Fund and in all BlackRock-advised funds that are overseen by the respective Trustees (“Supervised Funds”) as of December 31, 2007 is set forth in the chart below:

	Aggregate Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in Supervised Funds

Name of Trustee

Interested Trustees:
Richard S. Davis	None	Over $100,000
Henry Gabbay	None	Over $100,000
Non-Interested Trustees:
David O. Beim	None	$50,0001-$100,000
Ronald W. Forbes	None	Over $100,000
Dr. Matina Hormer	None	Over $100,000
Rodney D. Johnson	None	Over $100,000
Herbert I. London	None	Over $100,000
Cynthia A. Montgomery	None	Over $100,000
Joseph P. Platt, Jr.	None	Over $100,000
Robert C. Robb, Jr.	None	Over $100,000
Toby Rosenblatt	None	Over $100,000
Kenneth L. Urish	None	None
Frederick W. Winter	None	None

     As of December 7, 2007, the Trustees and officers of the Fund as a group owned an aggregate of less than 1% of the outstanding shares of the Fund. As of December 31, 2007, none of the non-interested Trustees of the Fund or their immediate family members owned beneficially or of record any securities of affiliates of the Manager.

Compensation of Trustees

     Each Trustee who is a non-Interested Trustee is paid as compensation an annual retainer of $150,000 per year for his or her services as Trustee to the BlackRock-advised funds, including the Fund, and a $25,000 Board meeting fee to be paid for each Board meeting up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Co-Chairs of the Board of Trustees are paid as compensation an additional annual retainer of $45,000. The Chairmen of the Audit Committee, Compliance Committee, Governance and Nominating Committee, and Performance Oversight Committee are paid as compensation an additional annual retainer of $25,000. The Vice-Chair of the Performance Committee is paid an additional annual retainer of $25,000. The Fund compensates the Chief Compliance Officer for his services as its Chief Compliance Officer. The Fund may also pay a portion of the compensation of certain members of the staff of the Chief Compliance Officer.

     The following table sets forth estimated compensation to be earned by the non-Interested Trustees from the Portfolio for the fiscal year ending June 30, 2009 and the aggregate compensation paid to them by all BlackRock-advised funds for the calendar year ended December 31, 2007.

		Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Fund and other BlackRock- Advised Funds

				Number of BlackRock-Advised Funds and Portfolios
	Compensation from the Portfolio
Name(a)

David O. Beim (b)	$1,505.64	None	$180,570	35 registered investment companies consisting of 81 portfolios
Ronald W. Forbes (c)	$1,505.72	None	$235,183	35 registered investment companies consisting of 81 portfolios
Dr. Matina Horner (d)	$1,505.64	None	$226,015	35 registered investment companies consisting of 81 portfolios
Rodney D. Johnson (c)	$1,505.72	None	$143,151	35 registered investment companies consisting of 81 portfolios
Herbert I. London	$1,505.60	None	$250,136	35 registered investment companies consisting of 81 portfolios
Cynthia A. Montgomery	$1,505.60	None	$171,433	35 registered investment companies consisting of 81 portfolios
Joseph P. Platt, Jr. (e)	$1,505.76	None	$139,717	35 registered investment companies consisting of 81 portfolios
Robert C. Robb, Jr.	$1,505.60	None	$128,151	35 registered investment companies consisting of 81 portfolios
Toby Rosenblatt (f)	$1,505.64	None	$226,015	35 registered investment companies consisting of 81 portfolios
Kenneth L. Urish (g)	$1,505.76	None	$139,817	35 registered investment companies consisting of 81 portfolios
Frederick W. Winter	$1,505.60	None	$128,151	35 registered investment companies consisting of 81 portfolios

(a)	With the exceptions of Mr. Forbes and Ms. Montgomery, each of the non-interested Trustees assumed office on November 1, 2007.

(b)	Chair of the Performance Oversight Committee.

(c)	Co-Chair of the Board of Trustees.

(d)	Chair of the Governance Committee.

(e)	Chair of the Compliance Committee.

(f)	Vice-Chair of the Performance Oversight Committee.

(g)	Chair of the Audit Committee.

Mr. Brian Kindelan assumed office as Chief Compliance Officer and Anti-Money Laundering Compliance Officer on November 1, 2007. Mr. Kindelan, is estimated to receive less than $1 from the Fund for the fiscal year ending June 30, 2009.

SHAREHOLDER AND TRUSTEE LIABILITY OF THE FUND

     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Fund’s Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Fund for the acts or obligations of the Fund, and that every note, bond, contract, order or other undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund, and shall satisfy any judgment thereon.

     The Declaration of Trust further provides that all persons having any claim against the trustees or Fund shall look solely to the trust property for payment; that no trustee of the Fund shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Fund; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Fund will indemnify officers, representatives and employees of the Fund to the same extent that trustees are entitled to indemnification.

INVESTMENT ADVISORY, ADMINISTRATION,
DISTRIBUTION AND SERVICING ARRANGEMENTS

     Advisory and Sub-Advisory Agreements. The advisory and sub-advisory services provided by BlackRock and BlackRock Financial Management, Inc. (BFM or the Sub-Adviser) are described in the Prospectus. BlackRock and BFM will not receive any advisory or sub-advisory fees, respectively, from the Portfolio for their advisory and sub-advisory services.

     BlackRock renders advisory services to the Portfolio pursuant to an Investment Advisory Agreement.

     BFM renders sub-advisory services to the Portfolio pursuant to a sub-advisory agreement. The Investment Advisory Agreement with BlackRock and the Sub-Advisory Agreement between BlackRock and BFM are collectively referred to as the “Advisory Contracts.”

     A discussion regarding the basis for the Board’s approval of the Advisory Contracts will be available in the Fund’s semi-annual report to shareholders.

     Under the Advisory Contracts, BlackRock and BFM are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Portfolio in connection with the performance of the Advisory Contracts. Under the Advisory Contracts, BlackRock and BFM are liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. Each of the Advisory Contracts is terminable as to the Portfolio by vote of the Fund’s Board of Trustees or by the holders of a majority of the outstanding voting securities of the Portfolio, at any time without penalty, on 60 days’ written notice to BlackRock or BFM, as the case may be. BlackRock and BFM may also terminate their advisory relationship with respect to the Portfolio on 60 days’ written notice to the Fund. Each of the Advisory Contracts terminates automatically in the event of its assignment.

     Pursuant to the Investment Advisory Agreement, BlackRock may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BlackRock, to perform investment advisory services with respect to the Portfolio. In addition, BlackRock may delegate certain of its investment advisory functions under the Investment Advisory Agreement to one or more of its affiliates to the extent permitted by applicable law. BlackRock may terminate any or all sub-advisers or such delegation arrangements in its sole discretion at any time to the extent permitted by applicable law.

     Administration Agreement. BlackRock and State Street Bank and Trust Company (“State Street”) serve as the Fund’s co-administrators pursuant to an administration agreement (the “Administration Agreement”). The Administrators have agreed to maintain office facilities for the Fund; furnish the Fund with statistical and research data, clerical, accounting, and bookkeeping services; provide and supervise the operation of an automated data processing system to process purchase and redemption orders; prepare and file certain reports required by regulatory authorities; prepare and file federal and state tax returns; prepare and file material requested by state securities regulators; calculate various contractual expenses; compute the Portfolio’s net asset value, net income and net capital gain or loss; and serve as a liaison with the Fund’s independent public accountants. The Administrators may from time to time voluntarily waive administration fees with respect to a Portfolio and may voluntarily reimburse the Portfolio for expenses.

     Under the Administration Agreement, the Fund pays to BlackRock and State Street on behalf of the Portfolio a fee, computed daily and payable monthly, at an aggregate annual rate of .10% of the Portfolio’s average daily net assets.

     Under the Administration Agreement, BlackRock is responsible for: (i) the supervision and coordination of the performance of the Fund’s service providers; (ii) the negotiation of service contracts and arrangements between the Fund and its service providers; (iii) acting as liaison between the trustees of the Fund and the Fund’s service providers; and (iv) providing ongoing business management and support services in connection with the Fund’s operations.

     The Administration Agreement provides that BlackRock and State Street will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. In addition, the Fund will indemnify each of BlackRock and State Street and their affiliates against any loss arising in connection with their provision of services under the Administration Agreement, except that neither BlackRock nor State Street nor their affiliates shall be indemnified against any loss arising out of willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties under the Administration Agreement.

     The Fund and its service providers may engage third party plan administrators who provide trustee, administrative and recordkeeping services for certain employee benefit, profit-sharing and retirement plans as agent for the Fund with respect to such plans, for the purpose of accepting orders for the purchase and redemption of shares of the Fund.

     In addition, pursuant to a Shareholders’ Administrative Services Agreement, BlackRock provides certain shareholder liaison services in connection with the Fund’s investor service center. The Fund reimburses BlackRock for its costs in maintaining the service center, which costs include, among other things, employee salaries, leasehold expenses, and other out-of-pocket expenses.

     Custodian and Transfer Agency Agreements. Pursuant to the terms of a custodian agreement (the “Custodian Agreement”) between the Fund and State Street, State Street or a sub-custodian (i) maintains a separate account or accounts in the name of the Portfolio, (ii) holds and transfers portfolio securities on account of the Portfolio, (iii) accepts receipts and makes disbursements of money on behalf of the Portfolio, (iv) collects and receives all income and other payments and distributions on account of the Portfolio’s securities and (v) makes periodic reports to the Board of Trustees concerning the Portfolio’s operations. State Street is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that, with respect to sub-custodians other than sub-custodians for non-U.S. securities, State Street remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. Citibank, N.A. serves as the international sub-custodian for various Portfolios of the Fund and has been appointed by the Board of Trustees as the Fund’s “foreign custody manager” under Rule 17f-5 of the 1940 Act. As foreign custody manager, Citibank, N.A. selects and monitors foreign sub-custodian banks and furnishes information relevant to the selection of foreign depositories.

     PNC GIS, which has its principal offices at 301 Bellevue Parkway, Wilmington, DE 19809 and is an affiliate of BlackRock, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement (the “Transfer Agency Agreement”), under which PNC GIS (i) issues and redeems Investor and Institutional classes of shares in the Portfolio, (ii) addresses and mails all communications by the Portfolio to record owners of its shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Trustees concerning the operations of the Portfolio. PNC GIS may, on 30 days’ notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services, PNC GIS receives per account and transaction fees and disbursements.

     Distribution Agreement and Distribution and Service Plan. The Fund has entered into a distribution agreement with BlackRock Investments, Inc. (“BII”) under which BII, as agent, offers shares of the Portfolio on a continuous basis. BII has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares. BII’s principal business address is 40 East 52nd Street, New York, NY 10022. BII is an affiliate of BlackRock.

     Effective until October 1, 2008, BlackRock Distributors, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, an affiliate of BlackRock Advisors, LLC, serves as distributor of the Fund. Effective until October 1, 2008, all references in the Statement of Additional Information to the Distributor will be to BlackRock Distributors, Inc.

     Pursuant to the Fund’s Amended and Restated Distribution and Service Plan (the “Plan”), the Fund may pay BII and/or BlackRock or any other affiliate of BlackRock fees for distribution and sales support services. Currently, as described further below, only Investor C and R Shares bear the expense of distribution fees under the Plan. In addition, the Fund may pay to brokers, dealers, financial institutions and industry professionals (including BlackRock, Merrill Lynch, Hilliard Lyons and their affiliates) (collectively, “Service Organizations”) fees for the provision of personal services to shareholders. In the past, BlackRock has retained a portion of the shareholder servicing fees paid by the Fund. The Plan provides, among other things, that: (i) the Board of Trustees shall receive quarterly reports regarding the amounts expended under the Plan and the purposes for which such expenditures were made; (ii) the Plan will continue in effect for so long as its continuance is approved at least annually by the Board of Trustees in accordance with Rule 12b-1 under the 1940 Act; (iii) any material amendment thereto must be approved by the Board of Trustees, including the trustees who are not “interested persons” of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement entered into in connection with the Plan (the “12b-1 Trustees”), acting in person at a meeting called for said purpose; (iv) any amendment to increase materially the costs which any class of shares may bear for distribution services pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class and by a majority of the 12b-1 Trustees; and (v) while the Plan remains in effect, the selection and nomination of the Fund’s trustees who are not “interested persons” of the Fund shall be committed to the discretion of the Fund’s non-interested trustees.

     The Plan is terminable as to any class of shares without penalty at any time by a vote of a majority of the 12b-1 Trustees, or by vote of the holders of a majority of the shares of such class.

     With respect to R Shares, the front-end sales charge and the distribution fee payable under the Plan (at a maximum rate of .25% of the average daily net asset value of the Portfolio’s outstanding R Shares) are used to pay commissions and other fees payable to Service Organizations and other broker/dealers who sell R. Shares.

     With respect to Investor C Shares, Service Organizations and other broker/dealers receive commissions from BII for selling Investor C Shares, which are paid at the time of the sale. The distribution fees payable under the Plan (at a maximum annual rate of .75% of the average daily net asset value of the Portfolio’s outstanding Investor C Shares) are intended to cover the expense to BII of paying such up-front commissions, as well as to cover ongoing commission payments to the broker/dealers. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor C Shares are redeemed within 12 months of purchase.

     From time to time BII and/or BlackRock and their affiliates may voluntarily waive receipt of distribution fees under the Plan, which waivers may be terminated at any time. Payments are made by the Fund pursuant to the Plan regardless of expenses incurred by BII.

     The Fund currently does not make distribution payments with respect to Investor A or Institutional Shares under the Plan. However, the Plan permits BII, BlackRock and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BII, BlackRock or their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These non-Plan payments would be in addition to the Fund payments described in this Statement of Additional Information for distribution and shareholder servicing. These non-Plan payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of the Portfolio and payments for providing extra employee training and information relating to Portfolio; “listing” fees for the placement of the Portfolio on a dealer’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to the Fund; “marketing support” fees for providing assistance in promoting the sale of the Funds’ shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by BII, BlackRock and their affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations. The payments described above are made from BII’s, BlackRock’s or their affiliates’ own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund will receive as proceeds from such sales.

     The payments described above may be made, at the discretion of BII, BlackRock or their affiliates, to Service Organizations in connection with the sale and distribution of Fund shares. Pursuant to applicable Financial Industry Regulatory Authority (FINRA) regulations, the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of Portfolio shares, are required to be disclosed. As of the date of this Statement of Additional Information, as amended or supplemented from time to time, the following Service

Organizations are receiving such payments: AXA Advisors, LLC, Banc of America Investment Services, Inc., Citigroup, LPL Financial Corporation, Merrill Lynch, MetLife Securities, Inc., Morgan Stanley, New England Securities Corporation, Oppenheimer & Co. Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., Tower Square Securities Inc., UBS, Wachovia Securities, Walnut Street Securities Inc. and/or broker-dealers under common control with the above organizations. The level of payments made to these Service Organizations in any year will vary and normally will not exceed the sum of (a) 0.25% of such year’s Fund sales by that Service Organization and (b) 0.21% of the assets attributable to that Service Organization invested in Equity Portfolios of the BlackRock funds and 0.11% of the assets attributable to that Service Organization invested in Bond Portfolios of the BlackRock funds.

     In lieu of payments pursuant to the foregoing, BII, BlackRock, State Street or their affiliates may make payments to the above-named Service Organizations of an agreed-upon amount which will not exceed the amount that would have been payable pursuant to the formula or tables, respectively, and may also make similar payments to other Service Organizations.

     If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser for more information about the payments described above.

     Furthermore, BII, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, BII, BlackRock and their affiliates may also (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker/dealers, financial institutions and their salespersons.

     BlackRock, Inc., the parent company of BlackRock, has agreed to pay PNC Bank, National Association and PNC Bank, Delaware (including Hilliard Lyons Asset Management, Wealth Management, Hawthorn and Institutional Investment Group) fees for administration and servicing with respect to assets of the Fund attributable to shares held by customers of such entities. These assets are predominantly in the Institutional Share Class of the Fund, with respect to which the Fund does not pay shareholder servicing fees under the Plan. The fees are calculated as .25% of net assets.

     Service Organizations may charge their clients additional fees for account-related services. Service Organizations may charge their customers a service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Service Organization. Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this Statement of Additional Information. Your Service Organization will provide you with specific information about any service fees you will be charged.

     Pursuant to the Plan, the Fund enters into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers (“Customers”) who are the beneficial owners of Investor A, Investor C and R Shares of the Portfolio. Such services will be provided to Customers who are the beneficial owners of Shares of such classes and are intended to supplement the services provided by the Fund’s Administrators and transfer agent to the Fund’s shareholders of record. In consideration for payment of a service fee of up to .25% (on an annualized basis) of the average daily net asset value of the Investor A, Investor C and R Shares of the Portfolio owned beneficially by their Customers, Service Organizations may provide general shareholder liaison services, including, but not limited to (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers’ investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses.

     To the extent a shareholder is not associated with a Service Organization, the shareholder servicing fees will be paid to BlackRock, and BlackRock will provide services.

     In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial. From time to time, BlackRock, BII or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.

     Other Distribution Arrangements. The Fund and BlackRock have entered into distribution agreements with UBS AG and BMO Harris Investment Management Inc. whereby those firms may, in certain circumstances, sell shares of the Fund in certain jurisdictions. Payments made pursuant to the UBS AG agreement may be made in connection with the sale and distribution of Fund shares. The level of payments for made to UBS AG for the sale and distribution of Fund shares in any year will vary and normally will not exceed the sum of 0.25% of the assets attributable to UBS AG invested in the Portfolio. BMO Harris Investment Management Inc. does not receive payments in connection with the sale and distribution of Fund shares.

     Code of Ethics. The Fund, BlackRock, BFM and BII have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

     Proxy Voting Policies. The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund’s Board of Trustees. The Fund expects BlackRock and its affiliates to vote proxies related to the Fund’s portfolio securities for which the Fund has voting authority consistent with the Fund’s best interests. BlackRock has adopted its own proxy voting policies (the “Proxy Voting Policy”) to be used in voting the Fund’s proxies. The Proxy Voting Policy is attached as Appendix C.

     Copies of the proxy voting record of the Portfolio are available without charge, upon request, by calling 1-800-699-1236 and are posted on the Securities and Exchange Commission’s website at http://www.sec.gov and reflect the twelve-month period beginning July 1 and ending June 30. The Portfolio’s proxy voting record is also available on the Fund’s website at www.blackrock.com.

     Disclosure of Portfolio Holdings. The Board of Trustees and BlackRock have each approved Portfolio Information Distribution Guidelines (the “Guidelines”) regarding the disclosure of the Fund’s portfolio securities and other portfolio information. The purpose of the Guidelines is to ensure that (i) shareholders and prospective shareholders of the Fund have equal access to portfolio holdings and characteristics and (ii) third parties (such as consultants, intermediaries and third party data providers) receive such information no more frequently than shareholders and prospective shareholders.

     Asset and Return Information. Data on NAV’s, asset levels (by total Portfolio and share class), accruals, yields, capital gains, dividends and Portfolio returns (net of fees by share class) are available to shareholders, prospective shareholders, consultants, intermediaries and third party data providers upon request, as soon as such data is available. Data on number of shareholders (total and by share class) and benchmark returns (including performance measures such as standard deviation, information ratio, Sharpe ratio, alpha, and beta) are available to shareholders, prospective shareholders, consultants, intermediaries and third party data providers as soon as such data is released after month-end.

     Portfolio Characteristics. Examples of portfolio characteristics include sector allocation, credit quality breakdown, maturity distribution, duration and convexity measures, average credit quality, average maturity, average coupon, top 10 holdings with percent of the Portfolio held, average market capitalization, capitalization range, ROE, P/E, P/B, P/CF, P/S and EPS.

1.	Month-end portfolio characteristics are available to shareholders, prospective shareholders, intermediaries and consultants on the fifth calendar day after month-end.(1)

2.	Fund Fact Sheets, which contain certain portfolio characteristics, are available to shareholders, prospective shareholders, intermediaries and consultants on a quarterly basis and will be posted to the Fund’s website promptly upon becoming available.

     Portfolio Holdings. In addition to position description, portfolio holdings may also include Portfolio name, CUSIP, ticker symbol, total share and market value.

1.	Month-end portfolio holdings are available to shareholders, prospective shareholders, intermediaries and consultants on the 20th calendar day after month-end.(1)

2.	Quarter-end portfolio holdings are available to third party data providers (e.g., Lipper, Morningstar, Bloomberg, Thomson and S&P) on the 20th calendar day after quarter-end.(1)

     Other Information. To the extent other Fund information such as attribution analyses or security-specific information (e.g., information about Portfolio holdings where an issuer has been downgraded, been acquired or declared bankruptcy) is provided on an individual basis, such information shall also be made available to existing and prospective shareholders. The executive officers of the Fund may authorize disclosure of the Fund’s portfolio securities and other portfolio information.

     Implementation. All Fund and BlackRock employees must adhere to the Guidelines when responding to inquiries from shareholders, prospective shareholders, consultants, intermediaries and third party data providers. In certain circumstances, portfolio information may be released to certain third parties who have signed confidentiality agreements. The Fund’s Chief Compliance Officer (“CCO”) is responsible for oversight of compliance with the Guidelines and will recommend to the Board of Trustees any changes to the Guidelines that he deems necessary or appropriate to ensure the Fund’s and BlackRock’s compliance. The Board of Trustees provides ongoing oversight of the Fund’s and CCO’s compliance with the Guidelines. As part of this oversight function, the Trustees will receive from the Fund’s CCO reports on any violations of these Guidelines that may occur.

     Ongoing Arrangements. As of January 28, 2008, the Fund has ongoing arrangements with the following entities to make available monthly and quarterly portfolio holdings information as described in “Portfolio Holdings” above:

1.	Fund’s Board of Trustees and, if necessary, Independent Trustees’ counsel and Fund counsel.

2.	PFPC Trust Company pursuant to the Fund’s Amended and Restated Custodian Agreement under which the Fund’s portfolio holdings information is provided daily on a real-time basis.

3.	State Street pursuant to the Fund’s Administration Agreement under which the Fund’s portfolio holdings information is provided daily on a real-time basis.

4.	Deloitte & Touche LLP, the Fund’s independent registered public accountant, whereby the Fund’s portfolio holdings information is provided in connection with the preparation of the Fund’s annual financial statements and as the need arises.

5.	Independent rating agencies — Morningstar, Inc., Lipper Inc. and S&P

6.	Information aggregators — Wall Street on Demand, Thomson Financial and Bloomberg, eVestment Alliance and Informa/PSN Investment Solutions

(1) The precise number of days specified above may vary slightly from period to period depending on whether the fifth or the 20th calendar day falls on a weekend or holiday.

7.	Sponsors of 401(k) plans that include BlackRock-advised funds — E.I. Dupont de Nemours and Company, Inc.

8.	Consultants for pension plans that invest in BlackRock-advised funds — Rocaton Investment Advisors, LLC; Mercer Investment Consulting; Watson Wyatt Investment Consulting; Towers Perrin HR Services, Pinnacle West, Callan Associates, Brockhouse & Cooper, Cambridge Associates, Mercer, Morningstar/Investorforce, Russell Investments (Mellon Analytical Solutions) and Wilshire Associates.

     With respect to each such arrangement, the Fund has a legitimate business purpose for the release of information. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. The Fund, BlackRock and their affiliates do not receive any compensation or other consideration in connection with such arrangements.

EXPENSES

     Expenses are deducted from the total income of the Portfolio before dividends and distributions are paid. These expenses include, but are not limited to, fees paid to BlackRock, State Street, PNC GIS, networking and recordkeeping fees, reimbursement to BlackRock for costs related to the Fund’s investor service center, fees and expenses of officers and trustees who are not affiliated with BlackRock, BII or any of their affiliates (although the Fund bears certain fees and expenses of the Fund’s Chief Compliance Officer and certain of his staff), taxes, interest, legal fees, custodian fees, auditing fees, distribution fees, shareholder servicing fees, fees and expenses in registering and qualifying the Portfolios and their shares for distribution under federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, expenses relating to shareholder reports, shareholder meetings and proxy solicitations, fidelity bond and trustees and officers liability insurance premiums, the expense of independent pricing services and other expenses which are not expressly assumed by BlackRock or the Fund’s service providers under their agreements with the Fund. Any general expenses of the Fund that do not belong to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

PORTFOLIO MANAGERS AND PORTFOLIO TRANSACTIONS

Portfolio Managers

     As of June 30, 2008, Ewen Cameron Watt managed or was a member of the management team for the following client accounts:

			Number of Accounts Subject to a Performance Fee
				Assets Subject to a Performance Fee

	Number of Accounts	Assets of Accounts
Type of Account

Registered Investment Companies	—	—	—	—
Pooled Investment Vehicles Other Than Registered	5	$3.5 billion	—	—
Investment Companies	19	$3.1 billion	2	$369 million
Other Accounts

     As of June 30, 2008, Philip Green managed or was a member of the management team for the following client accounts:

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee

Regulated Investment Companies	14	$906 million	—	—
Pooled Investment Vehicles Other Than	8	$ 1.2 billion	1	$ 41 million
Registered Investment Companies
Other Accounts	3	$ 1.1 billion	2	$132 million

     BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made for the Fund.  In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors or employees of any of them has any substantial economic interest or possesses material non-public information.  Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a Fund.  In this regard, it should be noted that Mr. Cameron Watt and Mr. Green currently manage certain accounts that are subject to performance fees.  In addition, Mr. Green assists in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred.  Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

     As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Portfolio Manager Compensation Overview

     BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

     Base compensation.  Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

     Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.  In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.  BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated.  With respect to the portfolio managers, such benchmarks for the Fund include the MSCI EAFE US Index.

     BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above.  Performance is measured on a pre-tax basis over various time periods including 1, 3 and 5-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

     Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Each portfolio manager has received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Each portfolio manager has participated in the deferred compensation program.

     Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income.  The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio.  The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000.  Mr. Green is eligible to participate in these plans.

     Portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health and other employee benefit plans. For example, BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a Group Personal Pension Plan (GPPP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution to the GPPP is between 6% to 15% (dependent on service related entitlement) of eligible pay capped at £150,000 per annum. The GPPP offers a range of investment options, including several collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, in the absence of an investment election being made, are invested into a passive balanced managed fund. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Mr. Cameron Watt is eligible to participate in these plans.

Securities Ownership of Portfolio Managers

     As of June 30, 2008, none of the portfolio managers owned securities of the Portfolio.

Portfolio Transactions

     In executing portfolio transactions, the adviser and sub-adviser seek to obtain the best price and most favorable execution for a Portfolio, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the adviser and sub-adviser generally seek reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Payments of commissions to brokers who are affiliated persons of the Fund (or affiliated persons of such persons), will be made in accordance with Rule 17e-1 under the 1940 Act.

     Commission rates for brokerage transactions on non-U.S. stock exchanges are generally fixed.

     Over-the-counter issues, including corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Portfolio will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both non-U.S. and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

     Purchases of money market instruments by a Portfolio are made from dealers, underwriters and issuers. The Portfolio does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

     Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

     The adviser or sub-adviser may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Portfolio prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Portfolio’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Portfolio would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

     Investment decisions for the Portfolio and for other investment accounts managed by BlackRock are made independently of each other in light of differing conditions. BlackRock allocates investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock, or (v) to manage or equalize investment performance among different client accounts.

     Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis. This pro-rata allocation may result in a Portfolio receiving less of a particular security than if pro-ration had not occurred. All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.

     Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BlackRock is given an opportunity to invest in such an initial offering or “hot issue,” the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BlackRock’s trading desk their level of interest in a particular offering with respect to eligible clients accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taken place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time.

     Because different accounts may have differing investment objectives and policies, BlackRock may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BlackRock may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security.

     In certain instances, BlackRock may find it efficient for purposes of achieving best execution, to aggregate certain contemporaneous purchases or sale orders of its advisory accounts (a/k/a “bunching”). In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it could be beneficial to the Portfolio. Transactions effected by BlackRock on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

     A Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock, BFM, PTC, State Street, BII, Merrill Lynch, PNC Bank or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to BlackRock, BFM, Merrill Lynch, PNC Bank, PTC, State Street, BII or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

     The portfolio turnover rate of a Portfolio is calculated by dividing the lesser of a Portfolio’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Portfolio during the year.

Other Potential Conflicts of Interest

     Activities of the Investment Adviser, BlackRock, Inc. and its affiliates (collectively, “BlackRock”); The PNC Financial Services Group, Inc. and its affiliates (collectively, “PNC”); Merrill Lynch & Co., Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and their affiliates (collectively, “Merrill Lynch”); and Other Accounts Managed by BlackRock, PNC or Merrill Lynch.

     BlackRock is one of the world’s largest asset management firms with approximately $1 trillion in assets under management. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock, Merrill Lynch and PNC are affiliates of one another. BlackRock, PNC, Merrill Lynch and their affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Portfolio (collectively, “Affiliates”), are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Portfolio. These are considerations of which investors in a Portfolio should be aware, and which may cause conflicts of interest that could disadvantage the Portfolio and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Portfolio.

     BlackRock and its Affiliates, including, without limitation, PNC and Merrill Lynch, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Portfolio and/or that engage in transactions in the same types of securities, currencies and instruments as the Portfolio. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Portfolio invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Portfolio invests, which could have an adverse impact on the Portfolio’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Portfolio’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Portfolio. When the Investment Adviser and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including a Portfolio, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Portfolio.

     In addition, transactions in investments by one or more other accounts managed by BlackRock, PNC, Merrill Lynch or another Affiliate may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Portfolio, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Portfolio are based on research or other information that is also used to support decisions for other accounts. When BlackRock, PNC, Merrill Lynch or another Affiliate implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Portfolio, market impact, liquidity constraints, or other factors could result in the Portfolio receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Portfolio could otherwise be disadvantaged. BlackRock, PNC or Merrill Lynch may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Portfolio to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

     Conflicts may also arise because portfolio decisions regarding a Portfolio may benefit other accounts managed by BlackRock, PNC, Merrill Lynch or another Affiliate. For example, the sale of a long position or establishment of a short position by a Portfolio may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by a Portfolio may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.

     BlackRock, PNC, Merrill Lynch, other Affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Portfolio has invested, and those activities may have an adverse effect on the Portfolio. As a result, prices, availability, liquidity and terms of the Portfolio’s investments may be negatively impacted by the activities of BlackRock, PNC, Merrill Lynch, other Affiliates or their clients, and transactions for the Portfolio may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

     The results of a Portfolio’s investment activities may differ significantly from the results achieved by the Investment Adviser and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Portfolio. Moreover, it is possible that a Portfolio will sustain losses during periods in which one or more Affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Portfolio in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

     From time to time, a Portfolio’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Investment Adviser, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Investment Adviser and/or one or more Affiliates are performing services or when position limits have been reached.

     In connection with its management of a Portfolio, the Investment Adviser may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates (including Merrill Lynch). The Investment Adviser will not be under any obligation, however, to effect transactions on behalf of a Portfolio in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates (including Merrill Lynch and PNC) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Portfolio and it is not anticipated that the Investment Adviser will have access to such information for the purpose of managing the Portfolio. The proprietary activities or portfolio strategies of BlackRock and its Affiliates (including Merrill Lynch and PNC) or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Investment Adviser in managing a Portfolio.

     In addition, certain principals and certain employees of the Investment Adviser are also principals or employees of BlackRock, Merrill Lynch, PNC or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Portfolio should be aware.

     The Investment Adviser may enter into transactions and invest in securities, instruments and currencies on behalf of a Portfolio in which customers of BlackRock, PNC, Merrill Lynch or another Affiliate, or, to the extent permitted by the SEC, BlackRock, PNC or Merrill Lynch or another Affiliate, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Portfolio, and such party may have no incentive to assure that the Portfolio obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Portfolio may enhance the profitability of BlackRock, Merrill Lynch and/or PNC or another Affiliate. One or more Affiliates may also create, write or issue Derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Portfolio invests or which may be based on the performance of the Portfolio. A Portfolio may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Portfolio. At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Portfolio. To the extent affiliated transactions are permitted, a Portfolio will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock, PNC or Merrill Lynch or another Affiliate may also have an ownership interest in certain trading or information systems used by a Portfolio. A Portfolio’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.

     One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Portfolio. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.

     Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Portfolio as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Portfolio or its shareholders will be required, and no fees or other compensation payable by the Portfolio or its shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts. When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Portfolio, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Portfolio.

     A Portfolio will be required to establish business relationships with its counterparties based on the Portfolio’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with a Portfolio’s establishment of its business relationships, nor is it expected that the Portfolio’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Portfolio’s creditworthiness.

     Purchases and sales of securities for a Portfolio may be bunched or aggregated with orders for other BlackRock client accounts. The Investment Adviser and its advisory affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

     Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Portfolio will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Portfolio. In addition, under certain circumstances, the Portfolio will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

     The Investment Adviser may select brokers (including, without limitation, Affiliates of the Investment Adviser) that furnish the Investment Adviser, the Portfolio, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Portfolios and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Portfolio based on the amount of brokerage commissions paid by the Portfolio and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Portfolio and to such other BlackRock client accounts. To the extent that the Investment Adviser uses soft dollars, it will not have to pay for those products and services itself. The Investment Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Investment Adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.

     The Investment Adviser may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services the Investment Adviser believes are useful in their investment decision-making process. The Investment Adviser may from time to time choose not to engage in the above described arrangements to varying degrees.

     BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Portfolio, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock, PNC, Merrill Lynch and/or other Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

     It is also possible that, from time to time, BlackRock or any of its affiliates may, although they are not required to, purchase and hold shares of a Portfolio. Increasing a Portfolio’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Portfolio’s expense ratio. BlackRock and its affiliates reserve the right to redeem at any time some or all of the shares of a Portfolio acquired for their own accounts. A large redemption of shares of a Portfolio by BlackRock or its affiliates could significantly reduce the asset size of the Portfolio, which might have an adverse effect on the Portfolio’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Portfolio and other shareholders in deciding whether to redeem its shares.

     It is possible that a Portfolio may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock, PNC or Merrill Lynch or another Affiliate has significant debt or equity investments or in which an Affiliate makes a market. A Portfolio also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Portfolio and the interests of other clients of BlackRock or another Affiliate. In making investment decisions for a Portfolio, the Investment Adviser is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of Merrill Lynch or another Affiliate may limit a Portfolio’s flexibility in purchases and sales of securities. When Merrill Lynch or another Affiliate is engaged in an underwriting or other distribution of securities of an entity, the Investment Adviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Portfolio.

     BlackRock, PNC, Merrill Lynch, other Affiliates, their personnel and other financial service providers have interests in promoting sales of the Portfolios. To the extent permitted by applicable law, BlackRock may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the Portfolios and/or other BlackRock products. In addition to placement fees, sales loads or similar distribution charges, such payments may be made out of BlackRock’s assets, or amounts payable to BlackRock rather than a separately identified charge to the Portfolios or other products. Such payments may compensate Intermediaries for, among other things: marketing the Portfolios and other products; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Portfolios and other products. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by BlackRock may also compensate Intermediaries for sub-accounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by such products. The payments made by BlackRock may be different for different Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend certain products based, at least in part, on the level of compensation paid.

     With respect to BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Portfolios or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock, PNC, Merrill Lynch, other Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Portfolios or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock, PNC, Merrill Lynch, other Affiliates and such personnel resulting from transactions on behalf of or management of the Portfolios may be greater than the remuneration and profitability resulting from other funds or products.

     BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to the unaffiliated investment adviser, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

     BlackRock, PNC, Merrill Lynch or their Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Portfolio’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Portfolio’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Portfolio’s pricing vendors, there may be instances where the Portfolio’s pricing vendors assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

     To the extent permitted by applicable law, a Portfolio may invest all or some of its short term cash investments in any money market fund advised or managed by BlackRock. In connection with any such investments, a Portfolio, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Portfolio bearing some additional expenses.

     The Investment Adviser, its affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Portfolio. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Investment Adviser that are the same, different from or made at different times than positions taken for the Portfolio. To lessen the possibility that a Portfolio will be adversely affected by this personal trading, the Portfolio and the Investment Adviser each has adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Portfolio’s portfolio transactions. The Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. The Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

     The Investment Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, a Portfolio, except that the Portfolio may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Portfolio as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Portfolio and/or the Investment Adviser by the Commission. These transactions would be effected in circumstances in which the Investment Adviser determined that it would be appropriate for the Portfolio to purchase and another client to sell, or the Portfolio to sell and another client to purchase, the same security or instrument on the same day.

     From time to time, the activities of a Portfolio may be restricted because of regulatory requirements applicable to BlackRock, PNC or Merrill Lynch or another Affiliate and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when the Investment Adviser may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Portfolio may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Portfolio wish to purchase or sell. However, if permitted by applicable law, the Portfolio may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer.

     The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Portfolio. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Portfolio or other client accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of the Investment Adviser on behalf of clients (including the Portfolio) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, the Investment Adviser on behalf of clients (including the Portfolio) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when the Investment Adviser, in its sole discretion, deem it appropriate.

     Present and future activities of BlackRock and its Affiliates, including the Investment Adviser, in addition to those described in this section, may give rise to additional conflicts of interest.

PURCHASE AND REDEMPTION INFORMATION

     The Fund has authorized one or more brokers and/or financial institutions (“Authorized Persons”) to receive on its behalf purchase and redemption orders that are in “good form” in accordance with the policies of those Authorized Persons. Such Authorized Persons are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf, and the Fund will be deemed to have received a purchase or redemption order when an Authorized Persons or, if applicable, such Authorized Person’s authorized designee, receives the order. Such customer orders will be priced at a Portfolio’s net asset value next computed after they are received by an Authorized Person or such Authorized Person’s authorized designee. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

Investor Shares

     Purchase of Shares. The minimum investment for the initial purchase of shares is $1,000, except that the minimum is $250 for certain fee-based retirement programs and $100 for qualified employee benefit plans; there is a $50 minimum for subsequent investments. Purchases through the Automatic Investment Plan are subject to a lower initial purchase minimum. In addition, the minimum initial investment for employees of the Fund, the Fund’s investment adviser, sub-advisers, BII or transfer agent or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.

     Purchases Through Brokers. It is the responsibility of brokers to transmit purchase orders and payment on a timely basis. Generally, if payment is not received within the period described in the Prospectus, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Fund or its shareholders. Orders of less than $500 may be mailed by a broker to the transfer agent.

     Other Purchase Information. Shares of each Portfolio of the Fund are sold on a continuous basis by BII as distributor. BII maintains its principal offices at 40 East 52nd Street, New York, NY 10022. Purchases may be effected on weekdays on which the New York Stock Exchange is open for business (a “Business Day”). Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Fund. No certificates will be issued for shares. Payments for shares of a Portfolio may, in the discretion of the Fund’s investment adviser, be made in the form of securities that are permissible investments for that Portfolio. The Fund reserves the right to reject any purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of any Portfolio at any time.

     Unless a sales charge waiver applies, Investor C shareholders pay a contingent deferred sales charge if they redeem during the first twelve months after purchase. Investors expecting to redeem during these periods should consider the cost of the applicable contingent deferred sales charge in addition to the aggregate annual Investor C distribution fees, as compared with the cost of the initial sales charges applicable to the Investor A Shares.

     Dealer Reallowances. The following are the front-end sales loads reallowed to dealers as a percentage of the offering price of certain of Investor A Shares. In cases where BII acts as dealer, it will not receive a placement fee on purchases of over $1 million of Investor A Shares. For the tables below, the reallowance or placement fees indicated will apply up to the indicated breakpoint (so that, for example, a sale of $4 million worth of Investor A Shares will result in a placement fee of .50% on the first $3 million and .25% on the final $1 million).

Reallowance or
Placement Fees
Amount of Transaction	to Dealers (as % of
at Offering Price	Offering Price)*

Less than $25,000	5.00%
$25,000 but less than $50,000	4.50%
$500,000 but less than $100,000	3.75%
$100,000 but less than $250,000	2.75%
$250,000 but less than $500,000	2.25%
$500,000 but less than $750,000	1.75%
$750,000 million but less than $1,000,000	1.25%
$1 million but less than $3 million	1.00%
$3 million but less than $15 million	0.50%
$15 million and above	0.25%

*	BlackRock may pay placement fees to dealers as shown on purchases of Investor A Shares of $1,000,000 or more.

     During special promotions, the entire sales charge may be reallowed to dealers. Dealers who receive 90% or more of the sales charge may be deemed to be “underwriters” under the 1933 Act. The amount of the sales charge not reallowed to dealers may be paid to broker-dealer affiliates of PNC Bank Corp. who provide sales support services. Furthermore, BII, BlackRock and their affiliates may, out of their assets and not as an additional charge to the Portfolio, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. BII, BlackRock and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs subject to applicable FINRA regulations. The compensation arrangements described above generally are made available to all qualified financial institutions, broker/dealers and salespersons when such arrangements are in effect, subject to applicable FINRA regulations.

     The following special purchase plans result in the waiver or reduction of sales charges for Investor A or Investor C Shares of the Portfolio.

Sales Charge Waivers —Investor A Shares

     Qualified Plans. In general, no sales charge will apply to purchases by authorized qualified employee benefit plans (“Qualified Plans”) of Investor A Shares. BlackRock may pay placement fees to dealers, up to the following amounts, on purchases of Investor A Shares of the Portfolio by Qualified Plans:

Less than $3,000,000	1.00%
$3 million but less than $15 million	0.50%
$15 million and above	0.25%

     For the table above, the placement fees indicated will apply up to the indicated breakpoint (so that, for example, a sale of $4 million worth of Investor A Shares will result in a placement fee of up to 1.00% on the first $3 million and .50% on the final $1 million).

     Other. The following persons associated with the Fund, BII, the Fund’s investment adviser, sub-advisers or transfer agent and their affiliates may buy Investor A Shares of the Portfolio without paying a sales charge to the extent permitted by these firms: (a) officers, directors and partners (and their family members); (b) employees and retirees (and their spouses and minor children); (c) registered representatives of brokers who have entered into selling agreements with BII; (d) spouses or children of such persons; and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (c). The following persons may also buy Investor A Shares without paying a sales charge: (a) authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (b) persons investing through an authorized payroll deduction plan; (c) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Internal Revenue Code; (d) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Portfolio; (e) persons participating in selected fee-based programs under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services; and (f) MetLife employees. Investors who qualify for any of these exemptions from the sales charge must purchase Investor A Shares.

     The CDSC related to purchases of $1,000,000 or more of Investor A Shares is not charged if the dealer receives a placement fee over time during the 18 months after purchase.

Reduced Sales Charges —Investor A Shares

     Because of reductions in the front-end sales charge for purchases of Investor A Shares aggregating $25,000 or more, it may be advantageous for investors purchasing large quantities of Investor Shares to purchase Investor A Shares. In any event, the Fund will not accept a purchase order of $500,000 or more for Investor C Shares.

     Quantity Discounts. Larger purchases may reduce the sales charge price. Upon notice to the investor’s broker or the transfer agent, purchases of Investor A Shares made at any one time by the following persons may be considered when calculating the sales charge: (a) an individual, his or her spouse and their children under the age of 21; or (b) a trustee or fiduciary of a single trust estate or single fiduciary account.

     Right of Accumulation. Under the Right of Accumulation, the current value of an investor’s existing Investor A, A1, B, B1, B2, C, C1, C2 and Institutional Shares in any Portfolio may be combined with the amount of the investor’s current purchase in determining the applicable sales charge. In order to receive the cumulative quantity reduction, previous purchases of Investor A, A1, B, B1, B2, C, C1, C2 or Institutional Shares must be called to the attention of PNC GIS by the investor at the time of the current purchase.

     Reinstatement Privilege. Upon redemption of Investor A, Investor A1 or Institutional shares, you may reinvest the redemption proceeds in Investor A Shares of the SAME Portfolio without paying a front-end sales charge. This right may be exercised once a year and within 60 days of the redemption, provided the Investor A Share class of that Portfolio is currently open to new investors or the shareholder has a current account in that closed Portfolio. Shares will be purchased at the NAV calculated at the close of trading on the day the request is received in good order. To exercise this privilege, PNC GIS must be notified of the reinvestment in writing by the purchaser, or by his or her broker, at the time the purchase is made. An investor should consult a tax adviser concerning the tax consequences of use of the reinstatement privilege.

     Letter of Intent. An investor may qualify for a reduced sales charge immediately by signing a Letter of Intent stating the investor’s intention to invest during the next 13 months a specified amount in Investor A, B, C or Institutional Shares which, if made at one time, would qualify for a reduced sales charge. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by PNC GIS, and the investor must instruct PNC GIS upon making subsequent purchases that such purchases are subject to a Letter of Intent.

     During the term of a Letter of Intent, the Fund’s transfer agent will hold Investor A Shares representing up to 5% of the indicated amount in escrow for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. The escrowed Investor A Shares will be released when the full amount indicated has been purchased.

     If the full amount indicated is not purchased within the 13-month period, the investor will be required to pay an amount equal to the difference between the sales charge actually paid and the sales charge the investor would have had to pay on his or her aggregate purchases if the total of such purchases had been made at a single time. If remittance is not received within 20 days of the expiration of the 13-month period, PNC GIS, as attorney-in-fact, pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Investor A Shares held in escrow to realize the difference.

Investor C Shares

     Investor C Shares are subject to a deferred sales charge of 1% based on the lesser of the original cost or the net asset value of the Investor C Shares on the redemption date if redeemed within twelve months after purchase. Dealers will generally immediately receive commissions equal to 1% of the Investor C Shares sold by them plus ongoing fees under the Fund’s Amended and Restated Distribution and Service Plan. Dealers may not receive a commission in connection with sales of Investor C Shares to certain qualified employee benefit plans sponsored by the Fund, BlackRock or its affiliates, but may receive fees under the Amended and Restated Distribution and Service Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A Shares.

Exemptions from and Reductions of the Contingent Deferred Sales Charge

     Investor C Shares. The contingent deferred sales charge on Investor C Shares is not charged in connection with: (1) redemptions of Investor C Shares purchased through certain authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans; (2) exchanges described in “Exchange Privilege” below; (3) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70½ from IRA and 403(b)(7) accounts; (4) redemptions made with respect to certain qualified employee benefit plans sponsored by the Fund, BlackRock or its affiliates; (5) redemptions (i) within one year of a shareholder’s death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder’s disability (as defined in the Internal Revenue Code) subsequent to the purchase of Investor C Shares; (6) involuntary redemptions of Investor C Shares in accounts with low balances as described in “Redemption of Shares” below; (7) redemptions made pursuant to the Systematic Withdrawal Plan, subject to the limitations set forth under “Systematic Withdrawal Plan” below; (8) redemptions related to the payment of PNC GIS custodial IRA fees; and (9) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund. In addition, no contingent deferred sales charge is charged on Investor C Shares acquired through the reinvestment of dividends or distributions.

     When an investor redeems Investor C Shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. Investor C Shares are redeemed first from those shares that are not subject to the deferred sales load (i.e., shares that were acquired through reinvestment of dividends or distributions) and after that from the shares that have been held the longest.

Shareholder Features

     Exchange Privilege. The exchange of Investor C Shares will not be subject to a CDSC, which will continue to be measured from the date of the original purchase and will not be affected by exchanges.

     A shareholder wishing to make an exchange may do so by sending a written request to the Fund c/o PNC GIS at the following address: PNC GIS, P.O. Box 9819, Providence, RI 02940-8019. Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. To add this feature to an existing account that previously did not provide this option, a Telephone Exchange Authorization Form must be filed with PNC GIS. This form is available from PNC GIS. Once this election has been made, the shareholder may simply contact the Fund by telephone at (800) 441-7762 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to PNC GIS in writing.

     If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined below. In order to participate in the Automatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.

     Any share exchange must satisfy the requirements relating to the minimum initial investment requirement, and must be legally available for sale in the state of the investor’s residence. For Federal income tax purposes, a share exchange is a taxable event and, accordingly, a capital gain or loss may be realized. Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange. Brokers may charge a fee for handling exchanges.

     The Fund reserves the right to suspend, modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required. The Fund reserves the right to reject any telephone exchange request. Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its shareholders. The Fund, the Administrators and BII will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund, the Administrators and BII will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures.

     By use of the exchange privilege, the investor authorizes the Fund’s transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the investor and believed by the Fund’s transfer agent to be genuine. The records of the Fund’s transfer agent pertaining to such instructions are binding. The exchange privilege may be modified or terminated at any time upon 60 days’ notice to affected shareholders. The exchange privilege is only available in states where the exchange may legally be made.

     Automatic Investment Plan (“AIP”). Investor Share shareholders may arrange for periodic investments in that Portfolio through automatic deductions from a checking or savings account by completing the AIP Application Form which may be obtained from PNC GIS. The minimum pre-authorized investment amount is $50.

     Systematic Withdrawal Plan (“SWP”). The Fund offers a Systematic Withdrawal Plan to shareholders who wish to receive regular distributions from their accounts. Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Portfolio. Shareholders may elect to receive automatic cash payments of $50 or more at any interval. You may choose any day for the withdrawal. If no day is specified, the withdrawals will be processed on the 25th day of the month or, if such day in not a Business Day, on the prior Business Day and are paid promptly thereafter. An investor may utilize the SWP by completing the Systematic Withdrawal Plan Application Form which may be obtained by visiting our website at www.blackrock.com/funds.

     Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to the Fund, or by calling the Fund at (800) 441-7762. Purchases of additional Investor A Shares of the Fund concurrently with withdrawals may be disadvantageous to investors because of the sales charges involved and, therefore, are discouraged. No contingent deferred sales charge will be assessed on redemptions of Investor C Shares made through the SWP that do not exceed 12% of the original investment on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor C Shares in excess of this limit are still subject to the applicable CDSC.

     For this reason, a shareholder may not participate in the Automatic Investment Plan (see “Services for Shareholders—Automatic Investment Plan” in the Fund’s Prospectus) and the Systematic Withdrawal Plan at the same time.

     Dividend Allocation Plan. The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund (which includes the Fund and other funds as designated by BII from time to time) automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

     Redemption of Shares. Redemptions may be made in the manner and amounts described in the Prospectus. Signatures, when required, must conform exactly to the account registration. If (i) the proceeds of the redemption would exceed $250,000 for a redemption by wire or ACH, or $100,000 for a redemption by check, (ii) the Fund does not have verified banking information on file, (iii) the proceeds are not to be paid to the record owner at the record address, or (iv) the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution.

     A signature guarantee is designed to protect the shareholders and the Portfolio against fraudulent transactions by unauthorized persons. A signature guarantee may be obtained from a domestic bank or trust company, recognized broker, dealer, clearing agency, savings association who are participants in a medallion program by the Securities Transfer Association, credit unions, national securities exchanges and registered securities associations. The three recognized medallion programs are Securities Transfer Agent Medallion Program (“STAMP”), Stock Exchanges Medallion Program (“SEMP”) and New York Stock Exchange, Inc. Medallion Signature Program (“MSP”). Signature Guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

     Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by PNC GIS in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

Institutional Shares

     Purchase of Shares. Employees of BlackRock, directors, trustees and officers of the funds advised by BlackRock and accounts managed for their benefit and employees and directors of Merrill Lynch & Co., Inc. and PNC Corp. may buy Institutional Shares of the Fund without regard to any existing minimum investment requirements. The Fund may in its discretion waive or modify the minimum investment amount, may reject any order for Institutional Shares and may suspend and resume the sale of shares of any Portfolio at any time.

     Institutional Shares of the Portfolio may be purchased by customers of broker-dealers and agents which have established a servicing relationship with the Fund on behalf of their customers. These broker-dealers and agents may impose additional or different conditions on the purchase or redemption of Portfolio shares by their customers and may charge their customers transaction, account or other fees on the purchase and redemption of Portfolio shares. Each broker-dealer or agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of such broker-dealers or agents should consult them for information regarding these fees and conditions.

     Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Portfolio. If payment for a purchase order is not received by the prescribed time, an investor may be liable for any resulting losses or expenses incurred by the Fund.

R Shares

     Purchase of Shares. R Shares are available only to certain authorized qualified employee benefit plans. The minimum investment for the initial purchase of R Shares is $100; there is a $50 minimum for subsequent investments.

     Other Purchase Information. Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Fund. No certificates will be issued for shares. Payments for shares of the Portfolio may, in the discretion of the Fund’s investment adviser, be made in the form of securities that are permissible investments for that Portfolio. The Fund reserves the right to reject any purchase order, to modify or waive the minimum initial or subsequent investment requirement and to suspend and resume the sale of any share class of any Portfolio at any time.

     Redemption of Shares. Redemptions may be made in the manner and amounts described in the Prospectus.

Payment of Redemption Proceeds

     The Fund may suspend the right of redemption or postpone the date of payment upon redemption for such periods as are permitted under the 1940 Act, and may redeem shares involuntarily or make payment for redemption in securities or other property when determined appropriate in light of the Fund’s responsibilities under the 1940 Act.

     The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Portfolio’s shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Portfolio’s net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Portfolio.

     Under the 1940 Act, a Portfolio may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation or portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

     The Fund may redeem shares involuntarily to reimburse a Portfolio for any loss sustained by reason of the failure of a shareholder to make full-payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder. The Fund reserves the express right to redeem shares of each Portfolio involuntarily at any time if the Fund’s Board of Trustees determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Portfolio. Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.

Dividends and Distributions

     The Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. The net investment income is declared at least annually as a dividend to investors who are shareholders of the Portfolio at the close of business on the record date. Any net realized capital gains (including net short-term capital gains) will be distributed by the Portfolio of the Fund at least annually. From time to time, a Portfolio may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. The period for which dividends are payable and the time for payment are subject to change by the Fund’s Board of Trustees.

     Distributions are reinvested at net asset value in additional full and fractional shares of the same class on which the distributions are paid, unless a shareholder elects otherwise. This election, or any revocation thereof, must be made in writing to PNC GIS, and will become effective with respect to distributions paid after its receipt by PNC GIS.

VALUATION OF PORTFOLIO SECURITIES

     In determining the market value of portfolio investments, the Fund may employ outside organizations, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board of Trustees or a Committee thereof.

     Net asset value is calculated separately for each class of shares of the Portfolio as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by dividing the value of all securities, cash and other assets owned by a Portfolio that are allocated to a particular class of shares, less the liabilities charged to that class, by the total number of outstanding shares of the class.

     Valuation of securities held by the Portfolio is as follows: shares of underlying funds are valued at net asset value; fixed income securities are valued by using market quotations or prices provided by market makers; a portion of the fixed income securities are valued utilizing one or more pricing services approved by the Board of Trustees; securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day or the NASDAQ official closing price (“NOCP”), if applicable; securities traded on a national securities exchange for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time); and securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The amortized cost method of valuation may also be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value.

     Valuation of securities of non-U.S. issuers is as follows: to the extent sale prices are available, securities which are traded on a recognized stock exchange, whether U.S. or non-U.S., are valued at the latest sale price on that exchange prior to the time when assets are valued or prior to the close of regular trading hours on the NYSE. In the event that there are no sales, the mean between the last available bid and asked prices will be used. If a security is traded on more than one exchange, the latest sale price on the exchange where the stock is primarily traded is used. An option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern Time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern Time). In the event that application of these methods of valuation results in a price for a security which is deemed not to be representative of the market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Board of Trustees as reflecting fair value. The amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the Board of Trustees determines such method does not represent fair value. All other assets and securities held by the Portfolio (including restricted securities) are valued at fair value as determined in good faith by the Board of Trustees or by someone under its direction. Any assets which are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing market rates.

     In determining the market value of portfolio investments, each Fund may employ independent third-party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on each Fund’s books at their face value.

     In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Fund’s Board as reflecting fair value. All other assets and securities (including securities for which market quotations are not readily available) held by a Fund (including restricted securities) are valued at fair value as determined in good faith by the Fund’s Board or by someone under its direction.

     Any assets which are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing market rates.

     Certain of the securities acquired by the Funds may be traded on non-U.S. exchanges or over-the-counter markets on days on which a Fund’s net asset value is not calculated. In such cases, the net asset value of a Fund’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

     Fair Value. When market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments are valued at fair value (“Fair Value Assets”).

     Fair Value Assets generally are valued by BlackRock in accordance with procedures approved by the Fund’s Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade), where the security or other asset is thinly traded (e.g., municipal securities and certain non-U.S. securities can be expected to be thinly traded) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if the BlackRock Portfolio Management Group and/or the Pricing Group determines, in its business judgment prior to or at the time of pricing the Fund’s assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by the Fund. On any date the NYSE is open and the primary exchange on which a foreign asset is traded is closed, such asset will be valued using the prior day’s price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset, in which case such asset would be treated as a Fair Value Asset. For certain non-U.S. securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of certain U.S.-based futures contracts that trade after the relevant non-U.S. markets have been closed. Systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of the Fund’s pricing time.

     BlackRock’s Pricing Group, with input from the BlackRock Portfolio Management Group when possible, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee. The Valuation Committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to and ratified by the Board or a Committee thereof.

     When determining the price for a Fair Value Asset, the Valuation Committee (or the Pricing Group) shall seek to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. Fair value determinations shall be based upon all available factors that the Valuation Committee (or Pricing Group) deems relevant.

     Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES

     The following is only a summary of certain additional tax considerations generally affecting the Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

     The Portfolio of the Fund intends to elect and to qualify each year for taxation as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, the Portfolio generally is exempt from U.S. federal income tax on its investment company taxable income, as that term is defined in the Code without regard to the deduction for dividends paid, and net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of (a) 90% of its investment company taxable income and (b) 90% of its net tax-exempt interest income, if any, for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

     In addition to satisfaction of the Distribution Requirement, the Portfolio must derive at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock or securities or non-U.S. currencies or from other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”) (the “Income Requirement”). The Internal Revenue Service has ruled that income from a derivative contract on a commodity index generally is not qualifying income for purposes of the Income Requirement.

     In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Portfolio generally has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), in two or more issuers which such Portfolio controls and which are engaged in the same or similar or related trades or businesses, or in any one or more Qualified Publicly Traded Partnerships.

     If for any taxable year any Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions will be taxable as ordinary dividends to the extent of such Portfolio’s current and accumulated earnings and profits. Such distributions will generally be eligible (i) for treatment as qualified dividend income in the case of individual shareholders and (ii) for the dividends-received deduction in the case of corporate shareholders.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     Ordinarily, shareholders are required to take distributions by a Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year.

     Distributions of investment company taxable income from a Portfolio will generally be taxable (other than qualified dividend income and the possible allowance of the dividends-received deduction described below) to shareholders as ordinary income to the extent of that Portfolio’s earnings and profits, regardless of whether such distributions are paid in cash or are reinvested in shares. However, for taxable years beginning on or before December 31, 2010, distributions of investment company taxable income that are designated by a Portfolio as derived from qualified dividend income are taxed to individuals at the rates applicable to long-term capital gains, provided holding period and other requirements are met by both the shareholders and the Portfolio. A Portfolio will notify shareholders of the amount of any distribution that may constitute qualified dividend income not later than 60 days after the close of its taxable year. If a Portfolio receives 95% or more of its gross income (as defined for that purpose) from qualified dividend income, all the Portfolio’s distributions may be classified as qualified dividend income. Otherwise, only a portion of a Portfolio’s distributions may be eligible for classification as qualified dividend income. The Portfolio may designate such distributions as qualified dividend income only to the extent the Portfolio has qualified dividend income for the taxable year in which such distributions are made. Qualified dividend income is generally dividend income from taxable domestic corporations and certain non-U.S. corporations. Shareholders receiving any distribution from a Portfolio in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

     The Portfolio intends to distribute to shareholders any of its net capital gain for each taxable year. Such distributions that are designated as capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Portfolio prior to the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares. If a Portfolio retains any net capital gain, it may designate the retained amount as undistributed capital gain in a notice to its shareholders, and each shareholder will (i) be required to include in income for U.S. federal income tax purposes as long-term capital gain its share of such undistributed amounts, (ii) be entitled to credit its proportionate share of tax paid by the Portfolio against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) increase its basis in its shares of the Portfolio by an amount equal to the difference between its proportionate share of such gains and the amount of tax paid on such shareholder’s behalf by the Portfolio.

     Ordinary income dividends paid by a Portfolio will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of “qualifying dividends” received by the Portfolio from domestic corporations for the taxable year. A dividend received by a Portfolio will not be treated as a qualifying dividend (i) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock), (ii) to the extent that the Portfolio is under an obligation to make related payments with respect to positions in substantially similar or related property or (iii) to the extent the stock on which the dividend is paid is treated as debt-financed. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Portfolio. A dividend received by a Portfolio from an underlying fund will be eligible for the dividends-received deduction to the extent designated by such underlying fund, provided the requirements described above have been met.

     Distributions by a Portfolio that do not constitute ordinary income dividends, qualified dividend income or capital gains dividends will be treated as a return of capital to the extent of (and in reduction of) a shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

     Under current law, ordinary income of individuals will be taxable at a maximum marginal rate of 35%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. Long-term capital gains for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% to 15% rate brackets) for taxable years beginning on or before December 31, 2010. Capital gains and ordinary income of corporate taxpayers are both taxed at a maximum marginal rate of 35%.

     A shareholder will generally recognize gain or loss on the sale, exchange or redemption of a Portfolio’s shares in an amount equal to the difference between the proceeds of the sale, exchange or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of such Portfolio within 30 days before or after the sale, exchange or redemption. In such a case, the basis in the shares acquired will be adjusted to reflect such loss. Any gain or loss arising from the sale, exchange or redemption of shares of a Portfolio held as a capital asset (generally, property held for investment) will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any loss incurred on the sale or exchange of a Portfolio’s shares, held six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received (or amounts designated as undistributed capital gains) with respect to such shares.

     Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service (IRS) a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

     Certain of the Portfolio’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Portfolio to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Portfolio will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

     The Portfolio may make investments in zero coupon bonds or other discount securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the bond at maturity over its issue price). Zero coupon bonds do not provide for periodic interest payments and therefore produce income that is not matched by a corresponding cash distribution. Any such income would be treated as income earned by a Portfolio and would be subject to the Distribution Requirement and taken into account for purposes of the 4% excise tax (discussed above). As a result, such Portfolio may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to be able to make distributions to its investors.

     Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Portfolio actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

     If a Portfolio purchases shares in a “passive foreign investment company” (a “PFIC”), such Portfolio may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on a Portfolio in respect of deferred taxes arising from such distributions or gains. If a Portfolio were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, the Portfolio would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Portfolio. Alternatively, a Portfolio can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Portfolio would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a Portfolio might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the Distribution Requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as qualified dividend income. The Portfolio does not intend to purchase shares in PFICs.

     The Portfolio’s investment in non-U.S. securities or in underlying funds that invest in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, a Portfolio’s yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Portfolios.

     The Portfolio may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Portfolio with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

     U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, non-U.S. trust or estate, non-U.S. corporation, or non-U.S. partnership (“non-U.S. shareholder”), depends on whether the income from a Portfolio is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from a Portfolio is not effectively connected with a U.S. trade or business carried on by a non-U.S. shareholder, dividends paid to such non-U.S. shareholder from investment company taxable income will be subject to a U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a

non-U.S. shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Portfolio and capital gain dividends. In addition, with respect to taxable years of regulated investment companies beginning before January 1, 2008, U.S. source withholding taxes are not imposed on dividends paid by regulated investment companies to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. Legislation has recently been proposed that would extend this exemption through taxable years beginning before January 1, 2009; no assurances can be given, however, as to whether this legislation will be enacted. If the income from a Portfolio is effectively connected with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income, capital gain dividends, any amounts retained by the Portfolio which are designated as undistributed capital gains and any gains realized upon the sale of shares of a Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. In the case of non-U.S. non-corporate shareholders, the Portfolio may be required to withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Portfolio with proper notification of their non-U.S. status. Non-U.S. shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio, including the applicability of foreign taxes.

     Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made by the Portfolio each year.

     The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

     Although the Portfolio expects to qualify as a “regulated investment company” and to be relieved of all or substantially all U.S. federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Portfolio may be subject to the tax laws of such states or localities. Shareholders should consult their tax advisers about state and local tax consequences, which may differ from the U.S. federal income tax consequences described above.

ADDITIONAL INFORMATION CONCERNING SHARES

     Shares of each class of the Portfolio of the Fund bear their pro rata portion of all operating expenses paid by a Portfolio, except transfer agency fees, certain administrative/servicing fees and amounts payable under the Fund’s Amended and Restated Distribution and Service Plan. Each share of a Portfolio of the Fund has a par value of $.001, represents an interest in that Portfolio and is entitled to the dividends and distributions earned on that Portfolio’s assets that are declared in the discretion of the Board of Trustees. The Fund’s shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees.

     Shares of the Fund have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund’s outstanding shares (irrespective of class) may elect all of the trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment, shares will be fully paid and non-assessable by the Fund.

     There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. At that time, the trustees then in office will call a shareholders meeting to elect trustees. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. The Fund’s Declaration of Trust provides that meetings of the shareholders of the Fund shall be called by the trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

     Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Fund voting together in the aggregate without regard to a particular investment portfolio.

     The proceeds received by the Portfolio for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Portfolio. The underlying assets of the Portfolio will be segregated on the books of account, and will be charged with the liabilities in respect to that Portfolio and with a share of the general liabilities of the Fund. As stated herein, certain expenses of a Portfolio may be charged to a specific class of shares representing interests in that Portfolio.

     The Funds’ Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. The Board of Trustees may authorize the liquidation and termination of any Portfolio or class of shares. Upon any liquidation of a Portfolio, Shareholders of each class of the Portfolio are entitled to share pro rata in the net assets belonging to that class available for distribution.

MISCELLANEOUS

     The Fund. The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open end, management investment company. The Portfolio is non-diversified. Effective January 31, 1998, the Fund changed its name from Compass Capital Funds to BlackRock Funds.

     Counsel. Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, serves as the Fund’s counsel.

     Independent Registered Public Accountant. Deloitte & Touche LLP, with offices at 750 College Road East, Princeton, New Jersey 08540, serve as the Funds’ independent registered public accountants.

Shareholder Ownership.

     As of the date of this Statement of Additional Information, the Investment Adviser owned 100% of the outstanding common stock of the Portfolio. The Investment Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Portfolio.

     Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectus, a “majority of the outstanding shares” of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

APPENDIX A

Commercial Paper Ratings

     A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor’s for commercial paper:

     “A-1” – Issue’s degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted “A-1+.”

     “A-2” – Issue’s capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

     “A-3” – Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than an obligation carrying a higher designation.

     “B” – Issue has only a speculative capacity for timely payment.

     “C” – Issue has a doubtful capacity for payment.

     “D” – Issue is in payment default.

     Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody’s for commercial paper:

     “Prime-1” – Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

     “Prime-2” – Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     “Prime-3” – Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

“Not Prime” – Issuer does not fall within any of the Prime rating categories.

     Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

     “F-1+” – Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     “F-1” – Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

     “F-2” – Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the “F-1+” and “F-1” categories.

     “F-3” – Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

     “F-S” – Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

     “D” – Securities are in actual or imminent payment default.

     Fitch may also use the symbol “LOC” with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

Corporate and Municipal Long-Term Debt Ratings

     The following summarizes the ratings used by Standard & Poor’s for corporate and municipal debt:

     “AAA” – This designation represents the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     “AA” – Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

     “A” – Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     “BBB” – Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

     “BB,” “B,” “CCC,” “CC” and “C” – Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     “BB” – Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB–” rating.

     “B” – Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB–”rating.

     “CCC” – Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B–” rating.

     “CC” – This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

     “C” – This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC–” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     “CI” – This rating is reserved for income bonds on which no interest is being paid.

     “D” – Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. “D” rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     PLUS (+) OR MINUS (–) - The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     “r” – This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

     “Aaa” – Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     “Aa” – Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

     “A” – Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     “Baa” – Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     “Ba,” “B,” “Caa,” “Ca,” and “C” – Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates some speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” represents a poor standing; “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds). “Caa,” “Ca” and “C” bonds may be in default.

     Con. (—) – Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     (P) – When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

     The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

     “AAA” – Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     “AA” – Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

     “A” – Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     “BBB” – Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     “BB,” “B,” “CCC,” “CC,” “C,” “DDD,” “DD,” and “D” – Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings “BB” to “C” represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating “DDD” to “D” is an assessment of the ultimate recovery value through reorganization or liquidation.

     To provide more detailed indications of credit quality, the Fitch ratings from and including “AA” to “BBB” may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within these major rating categories.

Municipal Note Ratings

     A Standard and Poor’s rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor’s Ratings Group for municipal notes:

     “SP-1” – The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

     “SP-2” – The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

     “SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (“MIG”) and variable rate demand obligations are designated Variable Moody’s Investment Grade (“VMIG”). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody’s Investors Service, Inc. for short-term notes:

     “MIG-1”/”VMIG-1” – Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     “MIG-2”/”VMIG-2” – Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

     “MIG-3”/”VMIG-3” – Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     “MIG-4”/”VMIG-4” – Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

     “SG” – Loans bearing this designation are of speculative quality and lack margins of protection.

     Fitch uses the short-term ratings described under Commercial Paper Ratings for municipal notes.

APPENDIX B

     The Portfolio of the Fund may enter into futures transactions. These transactions are described in this Appendix.

Futures Contracts

     If so provided in the Prospectus, the Portfolio may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and non-U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills, GNMA Certificates and/or on any non-U.S. government fixed-income security, on various currencies and on such indices of U.S. and non-U.S. securities as may exist or come into existence.

     A futures contract purchaser generally incurs an obligation to take delivery of a specified amount of the instrument (that is, the security or securities or the non-U.S. currency) underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying instrument at a specified time in return for an agreed upon price. The purchase of a futures contract enables a Portfolio, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a future contract enables a Portfolio to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

     Although most futures contracts call for actual delivery or acceptance of the underlying instrument, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of the underlying instrument and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a future contract sale for the same aggregate amount of the specific type of the underlying instrument and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Portfolio will be able to enter into a closing transaction.

Margin

     If a Portfolio enters into a futures contract, it is initially required to deposit an “initial margin” of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker’s client but is, rather, a good faith deposit on the futures contract which will be returned to a Portfolio upon the proper termination of the futures contract.

     The margin deposits made are marked to market daily and a Portfolio may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called “variation margin,” which are reflective of price fluctuations in the futures contract. For example, when a Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instrument, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instrument, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Adviser to a Portfolio may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain.

Options on Futures Contracts

     A Portfolio may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on the futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

Risks of Transactions in Futures Contracts and Options on Futures Contracts

     The prices of securities, currencies and indices subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash price of a Portfolio’s securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a Portfolio seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities, currencies and indices and movements in the price of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by a Portfolio’s adviser may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Portfolio may invest. In the event a liquid market does not exist, it may not be possible to close out a future position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily case payments of variation margin. The absence of a liquid market in futures contracts might cause a Portfolio to make or take delivery of the instruments underlying futures contracts at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if a Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on a Portfolio’s ability to effectively hedge its portfolio.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain)

to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

     Futures contracts and options thereon which are purchased or sold on non-U.S. commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, non-U.S. commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on non-U.S. exchanges. Greater margin requirements may limit a Portfolio’s ability to enter into certain commodity transactions on non-U.S. exchanges. Moreover, differences in clearance and delivery requirements on non-U.S. exchanges may occasion delays in the settlement of a Portfolio’s transactions effected on non-U.S. exchanges.

     In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits with the broker.

     If a Portfolio maintains a short position in a futures contract or has sold a call option on a futures contract, the adviser or sub-adviser will designate liquid assets on its books and records in an amount equal (when added to any initial or variation margin on deposit) to the market value of the instrument underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the instrument underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if a Portfolio holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Portfolio. Alternatively, a Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by a Portfolio.

Accounting Treatment

     Any Portfolio trading in futures contracts and options thereon will account for such instruments in accordance with generally accepted accounting principles.

CONFIDENTIAL

APPENDIX C

Proxy Voting Policies

For The BlackRock-Advised Funds

June, 2008

CONFIDENTIAL

Copyright 2008 BlackRock, Inc.
All rights reserved.

I.	INTRODUCTION

The Trustees/Directors (“Directors”) of the BlackRock-Advised Funds (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy. The Directors have authorized BlackRock to utilize an unaffiliated third-party as its agent to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

When BlackRock votes proxies for an advisory client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client’s agent. Under the Investment Advisers Act of 1940 (the “Advisers Act”), an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client’s behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client’s best interests.1 When voting proxies for the Funds, BlackRock’s primary objective is to make voting decisions solely in the best interests of the Funds’ shareholders. In fulfilling its obligations to shareholders, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.2 It is imperative that BlackRock considers the interests of Fund shareholders, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock’s interest and those of BlackRock’s clients are properly addressed and resolved.

Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

BlackRock has adopted separate but substantially similar guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”), addresses proxy

1	Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).
2	Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client, such as the Funds, desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

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voting issues on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.

II.	PROXY VOTING POLICIES

A.	Boards of Directors

These proposals concern those issues submitted to shareholders relating to the composition of the board of directors of companies other than investment companies. As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of other companies, or other factors to the extent deemed relevant by the Committee.

B.	Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that the Committee will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of other companies, to the extent deemed relevant.

C.	Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported by the Committee.

D.	Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

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E.	Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws, principally for the purpose of adopting or redeeming “poison pills”. As a general matter, the Funds expect that the Committee will oppose poison pill provisions unless, after consultation with the portfolio managers, it is determined that supporting the poison pill is in the best interest of shareholders.

F.	Corporate Meetings

These are routine proposals relating to various requests regarding the formalities of corporate meetings. As a general matter, the Funds expect that the Committee will support company management except where the proposals are substantially duplicative or serve no legitimate business purpose.

G.	Investment Companies

These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Funds believe that an investment company’s board of directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Funds oppose granting boards of directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

H.	Environmental and Social Issues

These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Funds generally believe that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and oppose shareholder resolutions “micro-managing” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Funds are generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Funds generally are not supportive of proposals to require disclosure of corporate matters for other purposes.

III.	REPORTS TO THE BOARD

BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

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